                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-6247
                                   ---------------------------------------------

                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

 4500 MAIN STREET, KANSAS CITY, MISSOURI                     64111
--------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip code)

 DAVID C. TUCKER, ESQ., 4500 MAIN STREET, 9TH FLOOR, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     816-531-5575
                                                    ----------------------------

Date of fiscal year end:     11-30
                          ------------------------------------------------------

Date of reporting period:    NOVEMBER 30, 2005
                          ------------------------------------------------------

ITEM 1.   REPORTS TO STOCKHOLDERS.

[front cover]

American Century Investments
ANNUAL REPORT

[photo of man and woman]

NOVEMBER 30, 2005

International Growth Fund

[american century investments logo and text logo]

Our Message to You. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

INTERNATIONAL GROWTH

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American
Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

                              JAMES E. STOWERS III
                           WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the International
Growth Fund for the year ended November 30, 2005.

The report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for this fund will be the semiannual report dated
May 31, 2006, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER
      AMERICAN CENTURY COMPANIES, INC.

      /s/James E. Stowers III
      James E. Stowers III
      CHAIRMAN OF THE BOARD
      AMERICAN CENTURY COMPANIES, INC.

------
1

International Growth - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2005
                                       --------------------------------
                                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                           SINCE      INCEPTION
                         1 YEAR    5 YEARS   10 YEARS    INCEPTION      DATE
--------------------------------------------------------------------------------
INVESTOR CLASS           12.09%    -0.61%      8.07%       9.35%         5/9/91
--------------------------------------------------------------------------------
MSCI EAFE INDEX          13.25%     4.33%      5.77%       6.28%(1)       --
--------------------------------------------------------------------------------
MSCI EAFE GROWTH INDEX   12.14%     1.25%      3.15%       3.93%(1)       --
--------------------------------------------------------------------------------
Institutional Class      12.28%    -0.38%       --         6.05%       11/20/97
--------------------------------------------------------------------------------
Advisor Class            11.85%    -0.86%       --         7.24%        10/2/96
--------------------------------------------------------------------------------
A Class                                                                 1/31/03
   No sales charge*      11.84%      --         --        18.48%(2)
   With sales charge*     5.35%      --         --        16.05%(2)
--------------------------------------------------------------------------------
B Class                                                                 1/31/03
   No sales charge*      10.97%      --         --        17.60%(2)
   With sales charge*     6.97%      --         --        16.82%(2)
--------------------------------------------------------------------------------
C Class                  10.91%      --         --         1.06%         6/4/01
--------------------------------------------------------------------------------
R Class(2)               11.58%      --         --        16.05%        8/29/03
--------------------------------------------------------------------------------

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a maximum 5.75% initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
 Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
 pages for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Since 4/30/91, the date nearest the Investor Class's inception for which data are available.

(2) Class returns would have been lower if the class had not received partial reimbursements of distribution and service fees during the periods.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

(continued)

------
2

International Growth - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made November 30, 1995

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended November 30
-----------------------------------------------------------------------------------------------------------
                   1996     1997     1998     1999     2000     2001      2002      2003     2004     2005
-----------------------------------------------------------------------------------------------------------
Investor Class    16.35%   18.12%   16.74%   43.22%   -2.47%   -24.18%   -14.54%   13.70%   17.45%   12.09%
-----------------------------------------------------------------------------------------------------------
MSCI EAFE Index   11.76%   -0.40%   16.45%   21.10%   -9.67%   -19.13%   -12.50%   24.22%   24.19%   13.25%
-----------------------------------------------------------------------------------------------------------
MSCI EAFE
Growth Index       9.05%   -1.03%   17.05%   23.18%  -17.66%   -23.61%   -13.53%   20.63%   19.07%   12.14%
-----------------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

International Growth - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE INTERNATIONAL GROWTH INVESTMENT TEAM: KEITH CREVELING
AND MICHAEL PERELSTEIN.

International Growth gained 12.09%* during the 12 months ended November 30,
2005, while its benchmark, the Morgan Stanley Capital International (MSCI) EAFE
Index, returned 13.25%.

Many of the world's equity markets advanced during the past fiscal year, demonstrating resilience in the face of surging prices for oil and other commodities, a terrorist attack in London, destructive hurricanes and eight interest-rate increases by the U.S. Federal Reserve.

In this environment, our investments in a wide variety of companies boosted total return during the fiscal year, with the portfolio benefiting from banks, construction companies, retailers and some of the world's largest oil companies.
The gains came despite the movement of the dollar during the period, which reduced our return. Relative to the MSCI EAFE Index, International Growth's
consumer discretionary sector contributed most. But several sectors, notably consumer staples, underperformed the index, ultimately causing the portfolio to lag the benchmark.

FINANCIALS, INDUSTRIALS BOOST RETURN

All of the sectors in which we were invested advanced, with financial holdings, the portfolio's heaviest sector stake on average, posting the largest contribution to absolute return. France's Societe Generale and Ireland's Anglo
Irish Bank Company were among the companies contributing to total return.
Elsewhere in the sector, we benefited from French insurance company Axa and
Japan's ORIX Corp., a financial services company.

International Growth's industrials sector made the second-largest contribution to return, and outperformed the MSCI EAFE Index. Two companies in the construction and engineering industry led the advance--Grupo Ferrovial SA, one of Spain's largest construction companies, and Vinci SA, a French construction company.

TOP TEN HOLDINGS AS OF NOVEMBER 30, 2005
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          11/30/05               5/31/05
--------------------------------------------------------------------------------
Total SA                                    2.8%                  2.8%
--------------------------------------------------------------------------------
GlaxoSmithKline plc                         2.7%                  2.8%
--------------------------------------------------------------------------------
BP plc                                      2.7%                  2.8%
--------------------------------------------------------------------------------
AstraZeneca plc                             1.8%                  1.7%
--------------------------------------------------------------------------------
National Bank of
Greece SA                                   1.7%                  1.0%
--------------------------------------------------------------------------------
Yamada Denki Co. Ltd.                       1.7%                  1.0%
--------------------------------------------------------------------------------
Roche Holding AG                            1.7%                  1.3%
--------------------------------------------------------------------------------
Novartis AG                                 1.6%                  2.4%
--------------------------------------------------------------------------------
BHP Billiton Limited                        1.6%                  1.4%
--------------------------------------------------------------------------------
Nestle SA                                   1.6%                  1.9%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.
 (continued)

------
4

International Growth - Portfolio Commentary

MIXED RESULTS FROM CONSUMERS

International Growth's holdings in the consumer discretionary sector outperformed the MSCI EAFE Index, making the largest contribution to our relative performance. The portfolio's overweight position in Japanese electronics retailer Yamada Denki led the sector's performance. Yamada Denki contributed more than any other security to relative performance, and also contributed most to absolute return.

The consumer discretionary sector, however, also included the position that detracted more than any other security from the portfolio's relative performance, Next Plc. One of the largest clothing retailers in the United
Kingdom, Next declined partly because of a slump in consumer spending in the
U.K. That slowdown also impacted U.K. supermarket giant Tesco, which was among the biggest detractors in consumer staples, the sector that hurt our relative performance most.

ENERGY ADVANCES, OUTPERFORMS

International Growth's position in the energy sector also contributed to the portfolio's return, and outperformed the MSCI EAFE Index. Two of the portfolio's largest positions, France's Total and the United Kingdom's BP, both contributed to return during the period. The portfolio's relative performance also benefited from an overweight position in the energy equipment and services industry.

OUTLOOK

Although small companies continued to outperform large during the period, and value again topped growth, we believe changes are on the horizon. We are basing our outlook on a variety of fundamental factors and economic developments, including a rising interest-rate environment that historically has tended to favor large-growth corporations, the attractive valuations for growth compared to value, and the likely outperformance of large companies during the latter stages of an economic recovery. These signs suggest we are entering a period that may favor the large, growing companies in which International Growth invests.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          11/30/05               5/31/05
--------------------------------------------------------------------------------
Common Stocks                               98.4%                 96.4%
--------------------------------------------------------------------------------
Temporary
Cash Investments                             1.6%                  4.0%
--------------------------------------------------------------------------------
Other Assets
and Liabilities(1)                          --(2)                (0.4)%
--------------------------------------------------------------------------------
(1) Includes collateral received for securities lending and other assets and liabilities.

(2) Category is less than 0.05% of total net assets.

INVESTMENTS BY COUNTRY
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                          11/30/05               5/31/05
--------------------------------------------------------------------------------
Japan                                      23.0%                 16.7%
--------------------------------------------------------------------------------
United Kingdom                             17.1%                 24.9%
--------------------------------------------------------------------------------
France                                     15.2%                 13.7%
--------------------------------------------------------------------------------
Switzerland                                10.2%                  7.5%
--------------------------------------------------------------------------------
Germany                                     4.4%                  5.5%
--------------------------------------------------------------------------------
Netherlands                                 4.2%                  2.3%
--------------------------------------------------------------------------------
Greece                                      3.9%                  2.0%
--------------------------------------------------------------------------------
Australia                                   3.7%                  5.5%
--------------------------------------------------------------------------------
Spain                                       3.2%                  3.6%
--------------------------------------------------------------------------------
Other Countries                            13.5%                 14.7%
--------------------------------------------------------------------------------
Cash and Equivalents*                       1.6%                  3.6%
--------------------------------------------------------------------------------

*Includes temporary cash investments, collateral received for securities lending and other assets and liabilities.

------
5

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2005 to November 30, 2005.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(continued)

------
6

Shareholder Fee Example (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

---------------------------------------------------------------------------------------
                                                            EXPENSES PAID
                            BEGINNING         ENDING        DURING PERIOD*   ANNUALIZED
                           ACCOUNT VALUE   ACCOUNT VALUE       6/1/05 -       EXPENSE
                              6/1/05         11/30/05          11/30/05        RATIO*
---------------------------------------------------------------------------------------
INTERNATIONAL GROWTH SHAREHOLDER FEE EXAMPLE
---------------------------------------------------------------------------------------
ACTUAL
---------------------------------------------------------------------------------------
Investor Class                $1,000        $1,110.50           $6.56           1.24%
---------------------------------------------------------------------------------------
Institutional Class           $1,000        $1,111.40           $5.50           1.04%
---------------------------------------------------------------------------------------
Advisor Class                 $1,000        $1,109.60           $7.88           1.49%
---------------------------------------------------------------------------------------
A Class                       $1,000        $1,109.50           $7.88           1.49%
---------------------------------------------------------------------------------------
B Class                       $1,000        $1,105.40          $11.82           2.24%
---------------------------------------------------------------------------------------
C Class                       $1,000        $1,104.70          $11.82           2.24%
---------------------------------------------------------------------------------------
R Class                       $1,000        $1,107.20           $9.19           1.74%
---------------------------------------------------------------------------------------
HYPOTHETICAL
---------------------------------------------------------------------------------------
Investor Class                $1,000        $1,018.85           $6.28           1.24%
---------------------------------------------------------------------------------------
Institutional Class           $1,000        $1,019.85           $5.27           1.04%
---------------------------------------------------------------------------------------
Advisor Class                 $1,000        $1,017.60           $7.54           1.49%
---------------------------------------------------------------------------------------
A Class                       $1,000        $1,017.60           $7.54           1.49%
---------------------------------------------------------------------------------------
B Class                       $1,000        $1,013.84          $11.31           2.24%
---------------------------------------------------------------------------------------
C Class                       $1,000        $1,013.84          $11.31           2.24%
---------------------------------------------------------------------------------------
R Class                       $1,000        $1,016.34           $8.80           1.74%
---------------------------------------------------------------------------------------

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

International Growth - Schedule of Investments

NOVEMBER 30, 2005

Shares                        ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.4%

AUSTRALIA -- 3.7%
--------------------------------------------------------------------------------
    2,760,435    BHP Billiton Limited(1)                            $   44,644
--------------------------------------------------------------------------------
    6,944,000    Macquarie Infrastructure Group                         18,076
--------------------------------------------------------------------------------
    1,149,950    National Australia Bank Ltd.                           27,604
--------------------------------------------------------------------------------
      310,520    Rio Tinto Ltd.(1)                                      14,182
--------------------------------------------------------------------------------
                                                                       104,506
--------------------------------------------------------------------------------

AUSTRIA -- 1.1%
--------------------------------------------------------------------------------
      573,904    Erste Bank der Oesterreichischen
                 Sparkassen AG(1)                                       30,590
--------------------------------------------------------------------------------

BELGIUM -- 1.3%
--------------------------------------------------------------------------------
      414,030    KBC Groupe                                             36,008
--------------------------------------------------------------------------------

CANADA -- 1.0%
--------------------------------------------------------------------------------
      181,040    Canadian Pacific Railway Ltd.                           7,806
--------------------------------------------------------------------------------
      516,420    Rogers Communications Inc. Cl B                        19,803
--------------------------------------------------------------------------------
                                                                        27,609
--------------------------------------------------------------------------------

FRANCE -- 15.2%
--------------------------------------------------------------------------------
      542,100    Accor SA(1)                                            28,863
--------------------------------------------------------------------------------
    1,428,699    Axa SA(1)                                              43,114
--------------------------------------------------------------------------------
      339,190    Essilor International SA Cie
                 Generale D'Optique                                     28,219
--------------------------------------------------------------------------------
      127,470    Pernod-Ricard SA(1)                                    20,879
--------------------------------------------------------------------------------
      204,280    PPR(1)                                                 22,030
--------------------------------------------------------------------------------
      353,500    Sanofi-Aventis(1)                                      28,597
--------------------------------------------------------------------------------
      395,090    Schneider Electric SA(1)                               34,128
--------------------------------------------------------------------------------
      354,510    Societe Generale(1)                                    42,265
--------------------------------------------------------------------------------
      307,800    Total SA(1)                                            77,095
--------------------------------------------------------------------------------
      996,350    Veolia Environnement(1)(2)                             42,709
--------------------------------------------------------------------------------
      380,902    Vinci SA(1)                                            30,364
--------------------------------------------------------------------------------
      882,080    Vivendi Universal SA                                   25,641
--------------------------------------------------------------------------------
                                                                       423,904
--------------------------------------------------------------------------------

GERMANY -- 4.4%
--------------------------------------------------------------------------------
      179,250    Adidas-Salomon AG                                      31,515
--------------------------------------------------------------------------------
      305,840    BASF AG                                                22,595
--------------------------------------------------------------------------------
      439,930    Continental AG(1)                                      37,306
--------------------------------------------------------------------------------
      298,981    Fresenius Medical Care AG(1)                           28,421
--------------------------------------------------------------------------------
       81,190    Hypo Real Estate Holding AG                             4,232
--------------------------------------------------------------------------------
                                                                       124,069
--------------------------------------------------------------------------------

GREECE -- 3.9%
--------------------------------------------------------------------------------
      945,970    Greek Organization of Football
                 Prognostics SA                                         29,160
--------------------------------------------------------------------------------
    1,441,960    Hellenic Telecommunications
                 Organization SA(2)                                     30,914
--------------------------------------------------------------------------------
    1,209,790    National Bank of Greece SA                             47,365
--------------------------------------------------------------------------------
                                                                       107,439
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------

INDIA -- 0.3%
--------------------------------------------------------------------------------
      236,620    Tata Consultancy Services Ltd.                     $    7,832
--------------------------------------------------------------------------------

IRELAND -- 2.7%
--------------------------------------------------------------------------------
    1,547,930    Anglo Irish Bank Corporation                           21,284
--------------------------------------------------------------------------------
    1,561,490    Bank of Ireland                                        24,159
--------------------------------------------------------------------------------
      627,780    Ryanair Holdings plc ADR(1)(2)                         31,276
--------------------------------------------------------------------------------
                                                                        76,719
--------------------------------------------------------------------------------

ITALY -- 2.5%
--------------------------------------------------------------------------------
    1,582,080    Banco Popolare di Verona
                 e Novara Scrl                                          30,728
--------------------------------------------------------------------------------
      946,280    ENI SpA(1)                                             25,666
--------------------------------------------------------------------------------
      873,920    Saipem SpA(1)                                          13,408
--------------------------------------------------------------------------------
                                                                        69,802
--------------------------------------------------------------------------------

JAPAN -- 23.0%
--------------------------------------------------------------------------------
      175,100    Advantest Corp.(1)                                     15,929
--------------------------------------------------------------------------------
      606,000    Astellas Pharma Inc.                                   23,417
--------------------------------------------------------------------------------
    3,318,000    Bank of Yokohama Ltd. (The)                            24,784
--------------------------------------------------------------------------------
      931,000    Daikin Industries Ltd.(1)                              25,330
--------------------------------------------------------------------------------
        5,560    East Japan Railway Company                             34,988
--------------------------------------------------------------------------------
      778,400    Eisai Co. Ltd.(1)                                      29,948
--------------------------------------------------------------------------------
      540,200    Honda Motor Co., Ltd.                                  30,297
--------------------------------------------------------------------------------
      819,400    Hoya Corp.                                             29,611
--------------------------------------------------------------------------------
        4,720    KDDI Corp.                                             24,738
--------------------------------------------------------------------------------
       94,400    Keyence Corp.                                          24,029
--------------------------------------------------------------------------------
    1,056,000    Komatsu Ltd.                                           14,736
--------------------------------------------------------------------------------
    2,020,000    Matsushita Electric
                 Industrial Co., Ltd.                                   40,714
--------------------------------------------------------------------------------
        3,240    Mitsubishi Tokyo
                 Financial Group, Inc.                                  40,830
--------------------------------------------------------------------------------
      262,600    Murata Manufacturing Co. Ltd.                          14,991
--------------------------------------------------------------------------------
      346,000    NGK Insulators Ltd.                                     5,345
--------------------------------------------------------------------------------
      526,000    Nippon Express Co. Ltd.                                 2,818
--------------------------------------------------------------------------------
      250,000    Nitto Denko Corp.                                      17,151
--------------------------------------------------------------------------------
      188,400    ORIX Corporation                                       40,661
--------------------------------------------------------------------------------
    5,360,000    Osaka Gas Co. Ltd.                                     17,580
--------------------------------------------------------------------------------
       77,700    Sega Sammy Holdings Inc.                                2,497
--------------------------------------------------------------------------------
      571,500    Shin-Etsu Chemical Co., Ltd.                           29,715
--------------------------------------------------------------------------------
    2,123,000    Sumitomo Heavy Industries Ltd.                         15,486
--------------------------------------------------------------------------------
    7,770,000    Taisei Corp.(1)                                        33,202
--------------------------------------------------------------------------------
    3,783,000    Toray Industries Inc.                                  25,889
--------------------------------------------------------------------------------
    5,397,000    Toshiba Corp.(1)                                       28,377
--------------------------------------------------------------------------------
      461,500    Yamada Denki Co Ltd.(1)                                47,259
--------------------------------------------------------------------------------
                                                                       640,322
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
8

International Growth - Schedule of Investments

NOVEMBER 30, 2005

Shares                        ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------

MEXICO -- 1.9%
--------------------------------------------------------------------------------
    1,316,380    America Movil SA de
                 CV Series L ADR                                    $   37,807
--------------------------------------------------------------------------------
      249,310    Cemex SA de CV ADR                                     14,036
--------------------------------------------------------------------------------
                                                                        51,843
--------------------------------------------------------------------------------

MULTI-NATIONAL -- 0.4%
--------------------------------------------------------------------------------
      174,850    iShares MSCI EAFE Index Fund                           10,059
--------------------------------------------------------------------------------

NETHERLANDS -- 4.2%
--------------------------------------------------------------------------------
    1,709,240    Aegon N.V.                                             27,171
--------------------------------------------------------------------------------
    1,819,180    ASML Holding N.V.(1)(2)                                34,861
--------------------------------------------------------------------------------
      654,410    ING Groep N.V.                                         21,238
--------------------------------------------------------------------------------
      814,730    Royal Numico N.V.(1)(2)                                33,589
--------------------------------------------------------------------------------
                                                                       116,859
--------------------------------------------------------------------------------

NORWAY -- 1.1%
--------------------------------------------------------------------------------
    3,368,970    Telenor ASA                                            31,601
--------------------------------------------------------------------------------

PEOPLE'S REPUBLIC OF CHINA -- 0.6%
--------------------------------------------------------------------------------
   50,818,891    China Construction Bank Cl H(2)                        16,711
--------------------------------------------------------------------------------

SOUTH KOREA -- 0.6%
--------------------------------------------------------------------------------
       29,860    Samsung Electronics                                    17,219
--------------------------------------------------------------------------------

SPAIN -- 3.2%
--------------------------------------------------------------------------------
    2,453,700    Banco Popular Espanol SA(1)                            29,659
--------------------------------------------------------------------------------
    1,268,966    Cintra Concesiones de
                 Infraestructuras de Transporte SA(1)                   15,503
--------------------------------------------------------------------------------
      369,947    Grupo Ferrovial SA(1)                                  25,783
--------------------------------------------------------------------------------
      641,130    Inditex SA                                             18,864
--------------------------------------------------------------------------------
                                                                        89,809
--------------------------------------------------------------------------------

SWITZERLAND -- 10.2%
--------------------------------------------------------------------------------
    3,337,490    ABB Ltd.(2)                                            29,312
--------------------------------------------------------------------------------
      860,180    Compagnie Financiere
                 Richemont AG Cl A                                      34,012
--------------------------------------------------------------------------------
      379,280    Credit Suisse Group                                    18,472
--------------------------------------------------------------------------------
      353,540    Lonza Group AG                                         20,028
--------------------------------------------------------------------------------
      148,770    Nestle SA                                              44,119
--------------------------------------------------------------------------------
      876,380    Novartis AG                                            45,882
--------------------------------------------------------------------------------
      313,925    Roche Holding AG                                       47,168
--------------------------------------------------------------------------------
      130,850    Swiss Life Holding(1)                                  20,934
--------------------------------------------------------------------------------
      275,216    UBS AG                                                 25,385
--------------------------------------------------------------------------------
                                                                       285,312
--------------------------------------------------------------------------------

UNITED KINGDOM -- 17.1%
--------------------------------------------------------------------------------
    1,083,350    AstraZeneca plc                                        49,963
--------------------------------------------------------------------------------
    3,131,210    BG Group plc                                           29,255
--------------------------------------------------------------------------------
    6,802,290    BP plc                                                 74,549
--------------------------------------------------------------------------------
    1,885,630    British American Tobacco plc                           41,070
--------------------------------------------------------------------------------
    1,351,820    Diageo plc                                             19,512
--------------------------------------------------------------------------------
    3,019,610    GlaxoSmithKline plc                                    74,589
--------------------------------------------------------------------------------
    1,050,860    Man Group plc                                          32,243
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                        Value
--------------------------------------------------------------------------------
      885,702    Reckitt Benckiser plc                              $   27,405
--------------------------------------------------------------------------------
    2,006,920    Reed Elsevier plc                                      17,866
--------------------------------------------------------------------------------
    1,661,460    Standard Chartered plc                                 35,555
--------------------------------------------------------------------------------
    2,644,710    Tesco plc                                              13,852
--------------------------------------------------------------------------------
    3,051,460    Unilever plc                                           29,881
--------------------------------------------------------------------------------
   15,057,630    Vodafone Group plc                                     32,471
--------------------------------------------------------------------------------
                                                                       478,211
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $2,215,682)                                                    2,746,424
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.6%

Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 2.75% - 4.18%,
2/9/06 - 11/15/09, valued at $1,938),
in a joint trading account at 3.93%,
dated 11/30/05, due 12/1/05
(Delivery value $1,900)                                                  1,900
--------------------------------------------------------------------------------

Repurchase Agreement, Deutsche Bank
Securities, Inc., (collateralized by
various U.S. Treasury obligations,
3.00%, 7/15/12, valued at $43,837),
in a joint trading account at 3.92%,
dated 11/30/05, due 12/1/05
(Delivery value $43,005)                                                43,000
--------------------------------------------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $44,900)                                                          44,900
--------------------------------------------------------------------------------

COLLATERAL RECEIVED
FOR SECURITIES LENDING(3) -- 19.4%

Repurchase Agreement, Morgan
Stanley Group, Inc., (collateralized
by various U.S. Government Agency
obligations in a pooled account at
the lending agent), 4.02%,
dated 11/30/05, due 12/1/05
(Delivery value $35,196)                                                35,192
--------------------------------------------------------------------------------

Repurchase Agreement, UBS AG,
(collateralized by various U.S.
Government Agency obligations
in a pooled account at the lending
agent), 4.06%, dated 11/30/05,
due 12/1/05 (Delivery value $507,357)                                  507,300
--------------------------------------------------------------------------------

TOTAL COLLATERAL RECEIVED
FOR SECURITIES LENDING
(Cost $542,492)                                                        542,492
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 119.4%
(Cost $2,803,074)                                                    3,333,816
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- (19.4)%                              (543,734)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                          $2,790,082
================================================================================

See Notes to Financial Statements.                                  (continued)

------
9

International Growth - Schedule of Investments

NOVEMBER 30, 2005

MARKET SECTOR DIVERSIFICATION

(AS A % OF NET ASSETS)
--------------------------------------------------------------------------------
Financials                                                                23.0%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    13.1%
--------------------------------------------------------------------------------
Health Care                                                               12.7%
--------------------------------------------------------------------------------
Industrials                                                               11.6%
--------------------------------------------------------------------------------
Consumer Staples                                                           8.2%
--------------------------------------------------------------------------------
Energy                                                                     7.9%
--------------------------------------------------------------------------------
Materials                                                                  6.7%
--------------------------------------------------------------------------------
Telecommunication Services                                                 6.4%
--------------------------------------------------------------------------------
Information Technology                                                     6.2%
--------------------------------------------------------------------------------
Utilities                                                                  2.2%
--------------------------------------------------------------------------------
Diversified                                                                0.4%
--------------------------------------------------------------------------------
Cash and Equivalents+                                                      1.6%
--------------------------------------------------------------------------------

+Includes temporary cash investments, collateral received for securities lending, and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
EAFE = Europe, Australasia, and Far East
MSCI = Morgan Stanley Capital International

(1) Security, or a portion thereof, was on loan as of November 30, 2005.

(2) Non-income producing.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 5 in
    Notes to Financial Statements.)

See Notes to Financial Statements.

------
10

Statement of Assets and Liabilities

NOVEMBER 30, 2005 (AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $2,260,582)
-- including $517,907 of securities on loan                          $2,791,324
---------------------------------------------------------------
Investments made with cash collateral received
for securities on loan, at value
(cost of $542,492)                                                      542,492
--------------------------------------------------------------------------------
Total investment securities, at value
(cost of $2,803,074)                                                  3,333,816
---------------------------------------------------------------
Foreign currency holdings, at value (cost of $69)                            67
---------------------------------------------------------------
Receivable for investments sold                                           4,336
---------------------------------------------------------------
Receivable for capital shares sold                                          175
---------------------------------------------------------------
Dividends and interest receivable                                         8,318
--------------------------------------------------------------------------------
                                                                      3,346,712
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for collateral received for securities on loan                  542,492
---------------------------------------------------------------
Disbursements in excess of demand deposit cash                            2,929
---------------------------------------------------------------
Payable for investments purchased                                         8,335
---------------------------------------------------------------
Payable for capital shares redeemed                                           7
---------------------------------------------------------------
Accrued management fees                                                   2,749
---------------------------------------------------------------
Distribution fees payable                                                    58
---------------------------------------------------------------
Service fees (and distribution fees -- A Class) payable                      60
--------------------------------------------------------------------------------
                                                                        556,630
--------------------------------------------------------------------------------

NET ASSETS                                                           $2,790,082
================================================================================

See Notes to Financial Statements.                                   (continued)

------
11

Statement of Assets and Liabilities

NOVEMBER 30, 2005
(AMOUNTS IN THOUSANDS EXCEPT PER-SHARE AMOUNTS)
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                              $3,089,608
--------------------------------------------------------------
Undistributed net investment income                                      22,462
--------------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                      (852,706)
--------------------------------------------------------------
Net unrealized appreciation on investments
and translation of assets and
liabilities in foreign currencies                                       530,718
--------------------------------------------------------------------------------
                                                                     $2,790,082
================================================================================

INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                       $2,249,429,596
--------------------------------------------------------------
Shares outstanding                                                  230,732,319
--------------------------------------------------------------
Net asset value per share                                                 $9.75
--------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                         $247,076,856
--------------------------------------------------------------
Shares outstanding                                                   25,276,123
--------------------------------------------------------------
Net asset value per share                                                 $9.78
--------------------------------------------------------------------------------

ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                         $259,650,501
--------------------------------------------------------------
Shares outstanding                                                   26,725,796
--------------------------------------------------------------
Net asset value per share                                                 $9.72
--------------------------------------------------------------------------------

A CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                          $25,193,366
--------------------------------------------------------------
Shares outstanding                                                    2,590,440
--------------------------------------------------------------
Net asset value per share                                                 $9.73
--------------------------------------------------------------
Maximum offering price (net asset value divided by 0.9425)               $10.32
--------------------------------------------------------------------------------

B CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                           $1,676,283
--------------------------------------------------------------
Shares outstanding                                                      173,777
--------------------------------------------------------------
Net asset value per share                                                 $9.65
--------------------------------------------------------------------------------

C CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                           $5,246,107
--------------------------------------------------------------
Shares outstanding                                                      546,618
--------------------------------------------------------------
Net asset value per share                                                 $9.60
--------------------------------------------------------------------------------

R CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                                           $1,808,970
--------------------------------------------------------------
Shares outstanding                                                      186,299
--------------------------------------------------------------
Net asset value per share                                                 $9.71
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
12

Statement of Operations

YEAR ENDED NOVEMBER 30, 2005
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
--------------------------------------------------------------
Dividends (net of foreign taxes withheld of $5,303)                  $  65,900
--------------------------------------------------------------
Securities lending                                                       2,594
--------------------------------------------------------------
Interest                                                                 1,816
--------------------------------------------------------------------------------
                                                                        70,310
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------------------------
Management fees                                                         34,027
--------------------------------------------------------------
Distribution fees:
--------------------------------------------------------------
  Advisor Class                                                            688
--------------------------------------------------------------
  B Class                                                                   10
--------------------------------------------------------------
  C Class                                                                   40
--------------------------------------------------------------
Service fees:
--------------------------------------------------------------
  Advisor Class                                                            688
--------------------------------------------------------------
  B Class                                                                    3
--------------------------------------------------------------
  C Class                                                                   13
--------------------------------------------------------------
Service and distribution fees:
--------------------------------------------------------------
  A Class                                                                   48
--------------------------------------------------------------
  R Class                                                                    5
--------------------------------------------------------------
Directors' fees and expenses                                                53
--------------------------------------------------------------
Other expenses                                                              52
--------------------------------------------------------------------------------
                                                                        35,627
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                            34,683
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
--------------------------------------------------------------
Investment transactions                                                339,828
--------------------------------------------------------------
Foreign currency transactions                                           34,672
--------------------------------------------------------------------------------
                                                                       374,500
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
--------------------------------------------------------------
Investments                                                            212,347
--------------------------------------------------------------
Translation of assets and liabilities in foreign currencies           (297,040)
--------------------------------------------------------------------------------
                                                                       (84,693)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                289,807
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $ 324,490
================================================================================

See Notes to Financial Statements.

------
13

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2005 AND NOVEMBER 30, 2004
(AMOUNTS IN THOUSANDS)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                           2005         2004
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                            $   34,683   $   17,122
-----------------------------------------------------
Net realized gain (loss)                                   374,500      371,360
-----------------------------------------------------
Change in net unrealized appreciation (depreciation)       (84,693)      93,651
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                  324,490      482,133
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
-----------------------------------------------------
  Investor Class                                           (25,087)     (18,919)
-----------------------------------------------------
  Institutional Class                                       (3,484)      (2,929)
-----------------------------------------------------
  Advisor Class                                             (2,209)      (1,198)
-----------------------------------------------------
  A Class                                                     (114)         (47)
-----------------------------------------------------
  B Class                                                       (1)          --
-----------------------------------------------------
  C Class                                                       (2)          --
-----------------------------------------------------
  R Class                                                       (2)          --
--------------------------------------------------------------------------------
Decrease in net assets from distributions                  (30,899)     (23,093)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                           (478,006)    (538,328)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                     (184,415)     (79,288)

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                      2,974,497    3,053,785
--------------------------------------------------------------------------------
End of period                                           $2,790,082   $ 2,974,49
================================================================================

Undistributed net investment income                        $22,462      $15,469
================================================================================

See Notes to Financial Statements.

------
14

Notes to Financial Statements

NOVEMBER 30, 2005 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth. The fund pursues its objective by investing primarily in equity securities of foreign companies in developed countries. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class, the
Institutional Class, the Advisor Class, the A Class, the B Class, the C Class
and the R Class. The A Class may incur an initial sales charge. The A Class, B
Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country.
The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation
(depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

(continued)

------
15

Notes to Financial Statements

NOVEMBER 30, 2005 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year.

REDEMPTION -- The fund may impose a 2% redemption fee on shares held less than
60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

(continued)

------
16

Notes to Financial Statements

NOVEMBER 30, 2005 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACGIM (the investment advisor), under which ACGIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the
1940 Act (including counsel fees) and extraordinary expenses, will be paid by
ACGIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy.

The annual management fee schedule for each class of the fund is as follows:

--------------------------------------------------------------------------------
                            INVESTOR,
                           A, B, C & R       INSTITUTIONAL         ADVISOR
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $1 billion              1.50%              1.30%              1.25%
--------------------------------------------------------------------------------
Next $1 billion               1.20%              1.00%              0.95%
--------------------------------------------------------------------------------
Over $2 billon                1.10%              0.90%              0.85%
--------------------------------------------------------------------------------

The effective annual management fee for the fund for the year ended November 30,
2005 was 1.23% for the Investor Class, A Class, B Class, C Class and R Class,
and 1.03% and 0.98% for the Institutional Class and Advisor Class, respectively.

ACGIM has entered into a Subadvisory Agreement with ACIM (the investment subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the cash portion of the fund in accordance with the fund's investment objectives, policies and restrictions under the supervision of ACGIM and the
Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the fund.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class (the Advisor
Class plan) and a separate Master Distribution and Individual Shareholder
Services Plan for each of the A Class, B Class, C Class and R Class
(collectively with the Advisor Class Plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class, B Class and C Class will pay American Century Investment Services, Inc. (ACIS) the following annual distribution and service fees:

--------------------------------------------------------------------------------
                                       ADVISOR                   B & C
--------------------------------------------------------------------------------
Distribution Fee                        0.25%                    0.75%
--------------------------------------------------------------------------------
Service Fee                             0.25%                    0.25%
--------------------------------------------------------------------------------

The plans provide that the A Class and the R Class will pay ACIS an annual distribution and service fee of 0.25% and 0.50%, respectively. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for
Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A, B, C and R
Class shares.

During the year ended November 30, 2005, the R Class received reimbursements of its distribution and service fees of $459 ($ in full).

Fees incurred under the plans during the year ended November 30, 2005, are detailed in the Statement of Operations.

(continued)

------
17

Notes to Financial Statements

NOVEMBER 30, 2005 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACGIM, the corporation's investment subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century
Services, LLC.

The fund has a bank line of credit agreement and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in
ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment transactions, excluding short-term investments, for the year ended November 30, 2005, were $2,492,530 and
$2,966,616, respectively.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

--------------------------------------------------------------------------------
                                                     SHARES          AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                                   1,000,000
================================================================================
Sold                                                   37,805      $ 344,487
------------------------------------------------
Issued in reinvestment of distributions                 2,522         22,020
------------------------------------------------
Redeemed                                              (82,031)      (747,794)(1)
--------------------------------------------------------------------------------
Net increase (decrease)                               (41,704)     $(381,287)
================================================================================
YEAR ENDED NOVEMBER 30, 2004
SHARES AUTHORIZED                                   1,000,000
================================================================================
Sold                                                   67,991    $   551,385
------------------------------------------------
Issued in reinvestment of distributions                 2,136         16,449
------------------------------------------------
Redeemed                                             (129,504)    (1,048,825)(2)
--------------------------------------------------------------------------------
Net increase (decrease)                               (59,377)   $  (480,991)
================================================================================

(1) Net of redemption fees of $55.

(2) Net of redemption fees of $17.

(continued)

------
18

Notes to Financial Statements

NOVEMBER 30, 2005 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------
                                                         SHARES      AMOUNT
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                                       150,000
================================================================================
Sold                                                      7,751    $  70,675
---------------------------------------------------
Issued in reinvestment of distributions                     363        3,171
---------------------------------------------------
Redeemed                                                (14,979)    (137,041)(1)
--------------------------------------------------------------------------------
Net increase (decrease)                                  (6,865)   $ (63,195)
================================================================================
YEAR ENDED NOVEMBER 30, 2004
SHARES AUTHORIZED                                       150,000
================================================================================
Sold                                                     12,504    $ 101,103
---------------------------------------------------
Issued in reinvestment of distributions                     333        2,564
---------------------------------------------------
Redeemed                                                (20,608)    (166,960)(2)
--------------------------------------------------------------------------------
Net increase (decrease)                                  (7,771)   $ (63,293)
================================================================================

ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                                       100,000
================================================================================
Sold                                                     11,746    $ 106,746
---------------------------------------------------
Issued in reinvestment of distributions                     240        2,089
---------------------------------------------------
Redeemed                                                (16,669)    (152,585)(1)
--------------------------------------------------------------------------------
Net increase (decrease)                                  (4,683)   $ (43,750)
================================================================================
YEAR ENDED NOVEMBER 30, 2004
SHARES AUTHORIZED                                       100,000
================================================================================
Sold                                                     17,569    $ 143,087
---------------------------------------------------
Issued in reinvestment of distributions                     149        1,147
---------------------------------------------------
Redeemed                                                (18,136)    (147,093)(2)
--------------------------------------------------------------------------------
Net increase (decrease)                                    (418)   $  (2,859)
================================================================================

A CLASS
--------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                                        25,000
================================================================================
Sold                                                      1,381      $12,642
---------------------------------------------------
Issued in reinvestment of distributions                      12          110
---------------------------------------------------
Redeemed                                                   (419)      (3,867)
--------------------------------------------------------------------------------
Net increase (decrease)                                     974      $ 8,885
================================================================================
YEAR ENDED NOVEMBER 30, 2004
SHARES AUTHORIZED                                        25,000
================================================================================
Sold                                                      1,695      $13,723
---------------------------------------------------
Issued in reinvestment of distributions                       6           46
---------------------------------------------------
Redeemed                                                 (1,067)      (8,381)
--------------------------------------------------------------------------------
Net increase (decrease)                                     634      $ 5,388
================================================================================

(1) Net of redemption fees of $1 and $20 for the Institutional Class and
    Advisor Class, respectively.

(2) Net of redemption fees of $4 and $4 for the Institutional Class and Advisor
    Class, respectively.

(continued)

------
19

Notes to Financial Statements

NOVEMBER 30, 2005 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------
                                                             SHARES     AMOUNT
--------------------------------------------------------------------------------
B CLASS
--------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                                            25,000
================================================================================
Sold                                                             56        $507
---------------------------------------------------------
Redeemed                                                         (9)        (87)
--------------------------------------------------------------------------------
Net increase (decrease)                                          47        $420
================================================================================
YEAR ENDED NOVEMBER 30, 2004
SHARES AUTHORIZED                                            25,000
================================================================================
Sold                                                             72       $ 583
---------------------------------------------------------
Redeemed                                                        (14)       (112)
--------------------------------------------------------------------------------
Net increase (decrease)                                          58       $ 471
================================================================================

C CLASS
--------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                                            25,000
================================================================================
Sold                                                            155     $ 1,389
---------------------------------------------------------
Issued in reinvestment of distributions                          --           2
---------------------------------------------------------
Redeemed                                                       (194)     (1,765)
--------------------------------------------------------------------------------
Net increase (decrease)                                         (39)    $  (374)
================================================================================
YEAR ENDED NOVEMBER 30, 2004
SHARES AUTHORIZED                                            25,000
================================================================================
Sold                                                            389      $3,119
---------------------------------------------------------
Redeemed                                                        (63)       (505)
--------------------------------------------------------------------------------
Net increase (decrease)                                         326      $2,614
================================================================================

R CLASS
--------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                                             5,000
================================================================================
Sold                                                            163      $1,474
---------------------------------------------------------
Issued in reinvestment of distributions                          --           2
---------------------------------------------------------
Redeemed                                                        (20)       (181)
--------------------------------------------------------------------------------
Net increase (decrease)                                         143      $1,295
================================================================================
YEAR ENDED NOVEMBER 30, 2004
SHARES AUTHORIZED                                            50,000
================================================================================
Sold                                                            328     $ 2,709
---------------------------------------------------------
Redeemed                                                       (285)     (2,367)
--------------------------------------------------------------------------------
Net increase (decrease)                                          43     $   342
================================================================================

(continued)

------
20

Notes to Financial Statements

NOVEMBER 30, 2005 (AMOUNTS IN THOUSANDS)

5. SECURITIES LENDING

As of November 30, 2005, securities in the fund valued at $517,907 were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM or ACGIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was
$544,718. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a $575 million unsecured bank line of credit agreement with JPMCB, which was renewed to
$500 million effective December 14, 2005. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended November 30, 2005.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

8. FEDERAL TAX INFORMATION

On December 13, 2005, each class of the fund declared and paid the following per-share ordinary income distribution to shareholders of record on December 12,
2005.

--------------------------------------------------------------------------------
      INVESTOR      INSTITUTIONAL      ADVISOR & A       B & C         R
--------------------------------------------------------------------------------
      $0.1768          $0.1962           $0.1505        $0.0759     $0.1257
--------------------------------------------------------------------------------

The tax character of distributions paid during the years ended November 30, 2005 and November 30, 2004 were as follows:

--------------------------------------------------------------------------------
                                                            2005       2004
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                                            $30,899    $23,093
--------------------------------------------------------------------------------
Long-term capital gains                                       --         --
--------------------------------------------------------------------------------

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

(continued)

------
21

Notes to Financial Statements

NOVEMBER 30, 2005 (AMOUNTS IN THOUSANDS)

8. FEDERAL TAX INFORMATION (CONTINUED)

As of November 30, 2005, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                                      $2,832,070
================================================================================
Gross tax appreciation of investments                                  $512,754
------------------------------------------------------------------
Gross tax depreciation of investments                                   (11,008)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                     $501,746
================================================================================
Net tax appreciation (depreciation) on derivatives
and translation of assets and
liabilities in foreign currencies                                           (26)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)                                    $501,720
================================================================================
Undistributed ordinary income                                           $46,625
------------------------------------------------------------------
Accumulated capital losses                                            $(847,746)
------------------------------------------------------------------
Currency loss deferral                                                    $(125)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of $(152,830), $(637,150), and
$(57,766) which expire in 2009, 2010, and 2011, respectively.

The currency loss deferral represents net foreign currency losses incurred in the one-month period ended November 30, 2005. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. OTHER TAX INFORMATION (UNAUDITED) ($ IN FULL)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $36,676,044 of qualified dividend income for the fiscal year ended November 30, 2005.

As of November 30, 2005, International Growth designates $4,315,686 as a foreign tax credit, which represents taxes paid on income derived from sources within foreign countries or possessions of the United States.

------
22

International Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30
-----------------------------------------------------------------------------------------------------------
                                                                        INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------
                                                  2005         2004         2003       2002         2001
-----------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $8.79        $7.54        $6.69       $7.86       $12.05
-----------------------------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income (Loss)(1)                 0.11         0.05         0.06        0.06         0.04
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)         0.94         1.26         0.85       (1.20)       (2.50)
-----------------------------------------------------------------------------------------------------------
  Total From Investment Operations                1.05         1.31         0.91       (1.14)       (2.46)
-----------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Investment Income                     (0.09)       (0.06)       (0.06)      (0.03)         --
-------------------------------------------
  From Net Realized Gains                          --           --           --          --         (1.73)
-----------------------------------------------------------------------------------------------------------
  Total Distributions                            (0.09)       (0.06)       (0.06)      (0.03)       (1.73)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $9.75        $8.79        $7.54       $6.69        $7.86
===========================================================================================================
  TOTAL RETURN(2)                                12.09%       17.45%       13.70%     (14.54)%     (24.18)%

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                             1.23%        1.26%        1.28%        1.25%        1.21%
-------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                             1.22%        0.57%        0.84%        0.76%        0.48%
-------------------------------------------
Portfolio Turnover Rate                             89%         118%         169%         215%         178%
-------------------------------------------
Net Assets, End of Period
(in thousands)                               $2,249,430   $2,395,249   $2,502,831   $2,410,600   $3,290,867
-----------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
23

International Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30
-------------------------------------------------------------------------------------------------
                                                             INSTITUTIONAL CLASS
-------------------------------------------------------------------------------------------------
                                                2005      2004       2003      2002       2001
-------------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $8.82      $7.56      $6.71     $7.88     $12.07
-------------------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income (Loss)(1)               0.13       0.06       0.07      0.07       0.06
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)       0.94       1.27       0.85     (1.19)     (2.50)
-------------------------------------------------------------------------------------------------
  Total From Investment Operations              1.07       1.33       0.92     (1.12)     (2.44)
-------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Investment Income                   (0.11)     (0.07)     (0.07)    (0.05)       --
-------------------------------------------
  From Net Realized Gains                        --         --         --        --       (1.75)
-------------------------------------------------------------------------------------------------
  Total Distributions                          (0.11)     (0.07)     (0.07)    (0.05)     (1.75)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $9.78      $8.82      $7.56     $6.71      $7.88
=================================================================================================
  TOTAL RETURN(2)                              12.28%     17.78%     13.89%   (14.33)%   (23.96)%

-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                           1.03%      1.06%      1.08%      1.05%      1.01%
-------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                           1.42%      0.77%      1.04%      0.96%      0.68%
-------------------------------------------
Portfolio Turnover Rate                           89%       118%       169%       215%       178%
-------------------------------------------
Net Assets, End of Period (in thousands)     $247,077   $283,330   $301,854   $270,121   $353,399
-------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
24

International Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30
-------------------------------------------------------------------------------------------------
                                                                  ADVISOR CLASS
-------------------------------------------------------------------------------------------------
                                                2005       2004       2003      2002      2001
-------------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $8.76      $7.52      $6.66     $7.83     $12.02
-------------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(1)               0.09       0.03       0.03      0.04       0.02
------------------------------------------
  Net Realized and Unrealized Gain (Loss)       0.94       1.25       0.87     (1.20)     (2.51)
-------------------------------------------------------------------------------------------------
  Total From Investment Operations              1.03       1.28       0.90     (1.16)     (2.49)
-------------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                   (0.07)     (0.04)     (0.04)    (0.01)       --
------------------------------------------
  From Net Realized Gains                        --         --         --        --       (1.70)
-------------------------------------------------------------------------------------------------
  Total Distributions                          (0.07)     (0.04)     (0.04)    (0.01)     (1.70)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $9.72      $8.76      $7.52     $6.66      $7.83
=================================================================================================
  TOTAL RETURN(2)                              11.85%     17.07%     13.62%   (14.81)%   (24.45)%

-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                           1.48%      1.51%      1.53%      1.50%      1.46%
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                           0.97%      0.32%      0.59%      0.51%      0.23%
------------------------------------------
Portfolio Turnover Rate                           89%       118%       169%       215%       178%
------------------------------------------
Net Assets, End of Period
(in thousands)                               $259,651   $275,195   $239,256   $196,949   $205,483
-------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
25

International Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
--------------------------------------------------------------------------------
                                                          A CLASS
--------------------------------------------------------------------------------
                                                2005        2004        2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $8.77       $7.53        $6.10
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income (Loss)(2)               0.09        0.03        (0.02)
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)       0.94        1.25         1.45
--------------------------------------------------------------------------------
  Total From Investment Operations              1.03        1.28         1.43
--------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Investment Income                   (0.07)      (0.04)         --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                 $9.73       $8.77        $7.53
================================================================================
  TOTAL RETURN(3)                              11.84%      17.10%       23.44%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                           1.48%       1.51%     1.53%(4)
-------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                           0.97%       0.32%   (0.40)%(4)
-------------------------------------------
Portfolio Turnover Rate                           89%        118%      169%(5)
-------------------------------------------
Net Assets, End of Period
(in thousands)                                $25,193     $14,170       $7,395
--------------------------------------------------------------------------------

(1) January 31, 2003 (commencement of sale) through November 30, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2003.

See Notes to Financial Statements.

------
26

International Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
--------------------------------------------------------------------------------
                                                          B CLASS
--------------------------------------------------------------------------------
                                              2005         2004         2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $8.70        $7.48         $6.10
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(2)             0.02        (0.03)        (0.03)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)     0.93         1.25          1.41
--------------------------------------------------------------------------------
  Total From Investment Operations            0.95         1.22          1.38
--------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                 --(3)          --            --
--------------------------------------------------------------------------------
Net Asset Value, End of Period               $9.65        $8.70         $7.48
================================================================================
  TOTAL RETURN(4)                            10.97%       16.31%        22.62%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         2.23%        2.26%      2.28%(5)
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                         0.22%      (0.43)%    (0.51)%(5)
------------------------------------------
Portfolio Turnover Rate                         89%         118%       169%(6)
------------------------------------------
Net Assets, End of Period
(in thousands)                               $1,676       $1,107          $513
--------------------------------------------------------------------------------

(1) January 31, 2003 (commencement of sale) through November 30, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount is less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2003.

See Notes to Financial Statements.

------
27

International Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
----------------------------------------------------------------------------------------------
                                                                C CLASS
----------------------------------------------------------------------------------------------
                                             2005      2004      2003      2002       2001(1)
----------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $8.66     $7.45     $6.60     $7.82        $9.16
----------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(2)            0.02     (0.03)    (0.01)     --(3)       (0.04)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)    0.92      1.24      0.86     (1.22)       (1.30)
----------------------------------------------------------------------------------------------
  Total From Investment Operations           0.94      1.21      0.85     (1.22)       (1.34)
----------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                 --(3)      --        --        --           --
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $9.60     $8.66     $7.45     $6.60        $7.82
==============================================================================================
  TOTAL RETURN(4)                           10.91%    16.24%    12.88%   (15.60)%     (14.63)%

----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                        2.23%     2.26%     2.28%      2.25%     2.23%(5)
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                        0.22%   (0.43)%   (0.16)%    (0.24)%   (0.99)%(5)
------------------------------------------
Portfolio Turnover Rate                        89%      118%      169%       215%      178%(6)
------------------------------------------
Net Assets, End of Period
(in thousands)                              $5,246    $5,070    $1,933       $912         $138
----------------------------------------------------------------------------------------------

(1) June 4, 2001 (commencement of sale) through November 30, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount is less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2001.

See Notes to Financial Statements.

------
28

International Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
--------------------------------------------------------------------------------
                                                          R CLASS
--------------------------------------------------------------------------------
                                                  2005      2004        2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $8.75     $7.53         $7.02
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------
  Net Investment Income (Loss)(2)                 0.07      0.02         (0.01)
--------------------------------------------
  Net Realized and Unrealized Gain (Loss)         0.94      1.25          0.52
--------------------------------------------------------------------------------
  Total From Investment Operations                1.01      1.27          0.51
--------------------------------------------------------------------------------
Distributions
--------------------------------------------
  From Net Investment Income                     (0.05)    (0.05)          --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                   $9.71     $8.75         $7.53
================================================================================
  TOTAL RETURN(3)                                11.58%    16.92%         7.26%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                          1.69%(4)     1.76%      1.78%(5)
--------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                          0.76%(4)     0.07%    (0.74)%(5)
--------------------------------------------
Portfolio Turnover Rate                             89%      118%       169%(6)
--------------------------------------------
Net Assets, End of Period
(in thousands)                                   $1,809      $376            $3
--------------------------------------------------------------------------------

(1) August 29, 2003 (commencement of sale) through November 30, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) During the year ended November 30, 2005, the class received a partial reimbursement of its distribution and service fees. Had fees not been reimbursed, the ratio of operating expenses to average net assets and the ratio of net investment income to average net assets would have been 1.73%
    and 0.72%, respectively.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2003.

See Notes to Financial Statements.

------
29

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Growth Fund, (the "Fund"), one of
the mutual funds comprising American Century World Mutual Funds, Inc., as of
November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
International Growth Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the
United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 13, 2006

------
30

Management

The individuals listed below serve as directors or officers of the fund. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the fund's investment advisor, American Century Global Investment Management, Inc. (ACGIM) or American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services, LLC (ACS LLC).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACGIM, ACIM, ACIS, and ACS LLC. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the fund also serve in a similar capacity for the other 13 investment companies advised by ACIM or ACGIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The information below is provided as of December 15, 2005.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

(continued)

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31

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS LLC and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS LLC
and other ACC subsidiaries; Director, ACC, ACIM, ACGIM, ACIS, ACS LLC and other
ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

(continued)

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32

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chief Executive Officer and President, ACIS, ACGIM, ACIM and other ACC subsidiaries; Executive Vice President, ACS LLC; Director, ACC, ACIS, ACIM,
ACGIM, ACS LLC and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); Executive Vice President, ACC (May 1995 to present); Also serves as:
Chief Executive Officer, Chief Financial Officer and President, ACS LLC; Chief
Financial Officer and Executive Vice President, ACGIM, ACIM, ACIS and other ACC subsidiaries; Treasurer, ACGIM, ACIM and other ACC subsidiaries; Director, ACC and other subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Executive Vice President, ACC
(November 2005 to present); Managing Director, Morgan Stanley (March 2000 to
November 2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Financial Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present); Also serves as: Senior Vice President, ACS LLC; Assistant
Treasurer, ACGIM, ACIM, ACIS, ACS LLC and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACGIM, ACIM, ACIS, ACS LLC and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACS LLC,
ACIM and ACGIM (March 2005 to present); Vice President, ACS LLC (February 2000 to present); Assistant General Counsel, ACS LLC (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS LLC (February
2000 to present); Controller-Fund Accounting, ACS LLC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS LLC (April 1998 to present);
Also serves as: Vice President, ACGIM, ACIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

------
33

Approval of Management Agreement for International Growth

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors (the "Directors") each year. At
American Century, this process -- referred to as the "15(c) Process" -- involves at least two board meetings spanning a 30 to 60 day period each year. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services the advisor performs on behalf of the fund. At these meetings the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. The board, or committees of the board, also hold special meetings, as needed.

Under a new Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for its board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year, the Directors requested and received extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning the fund and the services provided to such fund under the management agreement. The information included, but was not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning similar funds;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. In addition, the independent directors met on several occasions in private session to review and discuss the information provided and evaluate the advisor's performance as manager of the fund.

(continued)

------
34

Approval of Management Agreement for International Growth

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor and the
15(c) Providers and evaluated such information for each fund managed by the advisor. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the
Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including, but not limited to:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objective and approved strategies. In providing these services, the advisor utilizes teams of investment professionals
(portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and a peer group of funds managed similarly to the fund. If performance concerns are identified, the
Directors discuss with the advisor the reasons for such results (e.g., market conditions, stock selection) and any efforts being undertaken to improve performance. Annually, the Directors review detailed performance information, as provided by the 15(c) Providers, comparing the fund's performance with that of similar funds not managed by

(continued)

------
35

Approval of Management Agreement for International Growth

the advisor. The fund's performance was below the median of its peer groups for both the one and three year periods during the past year. The Directors discussed the fund's performance with the advisor and were satisfied with the efforts being undertaken by the advisor. The Directors will continue to monitor those efforts and the performance of the fund.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at its regular quarterly meetings, including the annual meeting concerning contract review.
These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally considered the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors reviewed reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict overall, and particularly on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the breakpoint fees of competitive funds not managed by the advisor over a range of asset sizes. The Directors believe the advisor is appropriately sharing any economies of scale through

(continued)

------
36

Approval of Management Agreement for International Growth

its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other fund groups are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other fund groups may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the increased costs of operating the funds and the risk of administrative inefficiencies. Part of the
Directors' analysis of fee levels involves comparing the fund's unified fee to the total expense ratio of other funds in a group of similar funds that was compiled by a 15(c) Provider independent of the advisor (the "Peer Group"). The unified fee charged to shareholders of the fund is below the median of the total expense ratios of its Peer Group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to clients other than the fund,

(continued)

------
37

Approval of Management Agreement for International Growth

at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and in any event are added to the assets of the funds within the fund complex that use substantially the same investment management team to determine whether the fund has reached breakpoints in its fee schedule.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
38

Share Class Information

Seven classes of shares are authorized for sale by International Growth:
Investor Class, Institutional Class, Advisor Class, A Class, B Class, C Class,
and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of Advisor, A, B, C, and
R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 5.75% to 0.00% for equity funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The prospectus contains information regarding reductions and waivers of sales charges for A
Class shares. The unified management fee for A Class shares is the same as for
Investor Class shares. A Class shares also are subject to a 0.25% annual Rule
12b-1 service and distribution fee.

(continued)

------
39

Share Class Information

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B
Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 service and distribution fee. B Class shares automatically convert to A Class shares (with lower expenses) eight years after their purchase date.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 service and distribution fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50% annual Rule
12b-1 service and distribution fee.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

------
40

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Global Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on
American Century's Web site at americancentury.com and on the Securities and
Exchange Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------
41

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets. The MSCI EAFE(reg.sm) (Europe,
Australasia, Far East) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE GROWTH INDEX is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

------
42

Notes

------
43

Notes

------
44

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Global Investment Management, Inc.
New York, New York

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                     PRSRT STD
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
                                                                 COMPANIES

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

0601
SH-ANN-47306S

American Century Investment Services, Inc., Distributor

(c)2006 American Century Proprietary Holdings, Inc. All rights reserved.

American Century Investments
ANNUAL REPORT

[photo of man and woman]

NOVEMBER 30, 2005

International Stock Fund
International Discovery Fund
Emerging Markets Fund
Global Growth Fund
International Opportunities Fund

[american century investments logo and text logo]

Our Message to You . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

INTERNATIONAL STOCK

INTERNATIONAL DISCOVERY

EMERGING MARKETS

GLOBAL GROWTH

INTERNATIONAL OPPORTUNITIES

FINANCIAL STATEMENTS

OTHER INFORMATION
Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 75
Approval of Management Agreements for International Discovery,

The opinions expressed in each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American
Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

JAMES E. STOWERS III WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the International
Stock, International Discovery, Emerging Markets, Global Growth and
International Opportunities funds for the year ended November 30, 2005.

The report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for these funds will be the semiannual report dated
May 31, 2006, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

    /s/James E. Stowers, Jr.
    James E. Stowers, Jr.
    FOUNDER
    AMERICAN CENTURY COMPANIES, INC.

    /s/James E. Stowers III
    James E. Stowers III
    CHAIRMAN OF THE BOARD
    AMERICAN CENTURY COMPANIES, INC.

------
1

International Stock - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2005
--------------------------------------------------------------------------------
                                           SINCE               INCEPTION
                                         INCEPTION*              DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                             8.40%                3/31/05
--------------------------------------------------------------------------------
MSCI EAFE INDEX                            8.67%                  --
--------------------------------------------------------------------------------

* Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
2

International Stock - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE INTERNATIONAL STOCK INVESTMENT TEAM:
KEITH CREVELING AND MICHAEL PERELSTEIN.

International Stock gained 8.40%* since its inception March 31, 2005, through
November 30, 2005, while its benchmark, the Morgan Stanley Capital International
(MSCI) EAFE Index, returned 8.67%.

Many of the world's equity markets advanced during the period, demonstrating resilience in the face of surging prices for commodities, especially oil, a terrorist attack in London, destructive hurricanes and numerous interest-rate increases by the U.S. Federal Reserve.

In this environment, all of the sectors in which International Stock was invested contributed to total return. The gains came despite the movement of the dollar, which diminished our return. On a relative basis, International Stock's investments in a variety of sectors outperformed the MSCI EAFE Index, led by holdings in the consumer discretionary sector. Consumer staples detracted most from relative performance.

BANKS BOOST RETURN

The financials sector contributed most to absolute return, led by International
Stock's stake in the commercial banks industry. France's Societe Generale and the National Bank of Greece were among the largest contributors. Societe
Generale benefited from increased earnings in its corporate and investment banking division, while the National Bank of Greece reported during the period that net income rose 62% to $396.4 million during the first half of 2005 versus the same period a year earlier on strong demand for loans.

Holdings in the insurance and consumer finance industries also benefited the portfolio, with French insurance company Axa and Japan's ORIX Corp., a global financial services company, among the securities making the largest contributions to the sector's return. The portfolio's financial holdings detracted slightly from our relative performance.

MIXED RESULTS FROM CONSUMERS

International Stock's holdings in the consumer discretionary sector outperformed the MSCI EAFE Index, making

TOP TEN HOLDINGS
AS OF NOVEMBER 30, 2005
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        11/30/05               5/31/05
--------------------------------------------------------------------------------
Total SA                                  2.8%                  2.9%
--------------------------------------------------------------------------------
BP plc                                    2.7%                  2.8%
--------------------------------------------------------------------------------
GlaxoSmithKline plc                       2.6%                  2.9%
--------------------------------------------------------------------------------
AstraZeneca plc                           1.8%                  1.8%
--------------------------------------------------------------------------------
Novartis AG                               1.6%                  2.5%
--------------------------------------------------------------------------------
National Bank of
Greece SA                                 1.6%                  1.0%
--------------------------------------------------------------------------------
Roche Holding AG                          1.6%                  1.3%
--------------------------------------------------------------------------------
Yamada Denki Co. Ltd.                     1.6%                  0.9%
--------------------------------------------------------------------------------
BHP Billiton Limited                      1.6%                  1.4%
--------------------------------------------------------------------------------
Nestle SA                                 1.5%                  2.0%
--------------------------------------------------------------------------------

* Returns for periods less than one year are not annualized.        (continued)

------
3

International Stock - Portfolio Commentary

the largest contribution to our relative performance. The portfolio's overweight position in Japanese electronics retailer Yamada Denki led the sector's performance. Yamada Denki, which benefited from strong sales of flat-panel televisions, contributed more than any other security to relative performance, and also contributed most to absolute return.

The consumer discretionary sector, however, also included Next Plc, which detracted significantly from the portfolio's relative and absolute performance.
One of the largest clothing retailers in the United Kingdom, Next declined partly because of a slump in consumer spending in the U.K. That slowdown also impacted U.K. supermarket giant Tesco, which was among the biggest detractors in consumer staples, the sector that hurt our relative performance most.

LIFT FROM ENERGY

International Stock's position in the energy sector also contributed to the portfolio's return, and outperformed the MSCI EAFE Index. Two of the portfolio's largest positions, France's Total and the United Kingdom's BP, both contributed to return.

OUTLOOK

Although small companies continued to outperform large during the period, and value again topped growth, we believe changes are on the horizon. We are basing our outlook on a variety of fundamental factors and economic developments, including a rising interest-rate environment that historically has tended to favor large-growth corporations, the attractive valuations for growth compared to value, and the likely outperformance of large companies during the latter stages of an economic recovery. These signs suggest we are entering a period that may favor the large, growing companies in which International Stock invests.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       11/30/05               5/31/05
--------------------------------------------------------------------------------
Common Stocks                            97.5%                 96.5%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          3.0%                  6.6%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                         (0.5)%                (3.1)%
--------------------------------------------------------------------------------

INVESTMENTS BY COUNTRY
AS OF NOVEMBER 30, 2005
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       11/30/05               5/31/05
--------------------------------------------------------------------------------
Japan                                    22.4%                 16.8%
--------------------------------------------------------------------------------
United Kingdom                           16.8%                 24.5%
--------------------------------------------------------------------------------
France                                   15.2%                 13.5%
--------------------------------------------------------------------------------
Switzerland                              10.0%                  7.5%
--------------------------------------------------------------------------------
Germany                                   4.6%                  5.4%
--------------------------------------------------------------------------------
Netherlands                               4.0%                  2.3%
--------------------------------------------------------------------------------
Greece                                    3.7%                  1.9%
--------------------------------------------------------------------------------
Australia                                 3.7%                  5.3%
--------------------------------------------------------------------------------
Spain                                     3.1%                  3.4%
--------------------------------------------------------------------------------
Ireland                                   2.6%                  2.8%
--------------------------------------------------------------------------------
Italy                                     2.4%                  2.4%
--------------------------------------------------------------------------------

Mexico                                    1.8%                  0.7%
--------------------------------------------------------------------------------
Other Countries                           7.2%                 10.0%
--------------------------------------------------------------------------------
Cash and Equivalents(1)                   2.5%                  3.5%
--------------------------------------------------------------------------------

(1) Includes temporary cash investments and other assets and liabilities.

------
4

International Stock - Schedule of Investments

NOVEMBER 30, 2005

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 97.5%
--------------------------------------------------------------------------------

AUSTRALIA -- 3.7%
--------------------------------------------------------------------------------
         20,141   BHP Billiton Limited                                  $   326
--------------------------------------------------------------------------------
         50,667   Macquarie Infrastructure Group                            132
--------------------------------------------------------------------------------
          8,112   National Australia Bank Ltd.                              195
--------------------------------------------------------------------------------
          2,188   Rio Tinto Ltd.                                            100
--------------------------------------------------------------------------------
                                                                            753
--------------------------------------------------------------------------------

AUSTRIA -- 1.1%
--------------------------------------------------------------------------------
          4,188   Erste Bank der Oesterreichischen
                  Sparkassen AG                                             223
--------------------------------------------------------------------------------

BELGIUM -- 1.3%
--------------------------------------------------------------------------------
          3,021   KBC Groupe                                                263
--------------------------------------------------------------------------------

CANADA -- 1.0%
--------------------------------------------------------------------------------
          1,321   Canadian Pacific Railway Ltd.                              57
--------------------------------------------------------------------------------
          3,687   Rogers Communications Inc. Cl B                           141
--------------------------------------------------------------------------------
                                                                            198
--------------------------------------------------------------------------------

FRANCE -- 15.2%
--------------------------------------------------------------------------------
          3,955   Accor SA                                                  211
--------------------------------------------------------------------------------
         10,066   Axa SA                                                    304
--------------------------------------------------------------------------------
          2,390   Essilor International SA Cie
                  Generale D'Optique                                        199
--------------------------------------------------------------------------------
            898   Pernod-Ricard SA                                          147
--------------------------------------------------------------------------------
          1,831   PPR                                                       197
--------------------------------------------------------------------------------
          2,579   Sanofi-Aventis                                            209
--------------------------------------------------------------------------------
          2,784   Schneider Electric SA                                     240
--------------------------------------------------------------------------------
          2,586   Societe Generale                                          308
--------------------------------------------------------------------------------
          2,245   Total SA                                                  562
--------------------------------------------------------------------------------
          7,020   Veolia Environnement(1)                                   301
--------------------------------------------------------------------------------
          2,779   Vinci SA                                                  222
--------------------------------------------------------------------------------
          6,436   Vivendi Universal SA                                      187
--------------------------------------------------------------------------------
                                                                          3,087
--------------------------------------------------------------------------------

GERMANY -- 4.6%
--------------------------------------------------------------------------------
          1,263   Adidas-Salomon AG                                         222
--------------------------------------------------------------------------------
          2,765   BASF AG                                                   204
--------------------------------------------------------------------------------
          3,099   Continental AG                                            263
--------------------------------------------------------------------------------
          2,182   Fresenius Medical Care AG                                 207
--------------------------------------------------------------------------------
            587   Hypo Real Estate Holding AG                                31
--------------------------------------------------------------------------------
                                                                            927
--------------------------------------------------------------------------------

GREECE -- 3.7%
--------------------------------------------------------------------------------
          6,665   Greek Organization of Football
                  Prognostics SA                                            205
--------------------------------------------------------------------------------
         10,161   Hellenic Telecommunications
                  Organization SA(1)                                        218
--------------------------------------------------------------------------------
          8,523   National Bank of Greece SA                                334
--------------------------------------------------------------------------------
                                                                            757
--------------------------------------------------------------------------------

INDIA -- 0.4%
--------------------------------------------------------------------------------
            896   Infosys Technologies Ltd. ADR                              65
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

IRELAND -- 2.6%
--------------------------------------------------------------------------------
         10,459   Anglo Irish Bank Corporation                          $   144
--------------------------------------------------------------------------------
         11,393   Bank of Ireland                                           176
--------------------------------------------------------------------------------
          4,358   Ryanair Holdings plc ADR(1)                               217
--------------------------------------------------------------------------------
                                                                            537
--------------------------------------------------------------------------------

ITALY -- 2.4%
--------------------------------------------------------------------------------
         10,921   Banco Popolare di Verona
                  e Novara Scrl                                             212
--------------------------------------------------------------------------------
          6,904   ENI SpA                                                   187
--------------------------------------------------------------------------------
          6,143   Saipem SpA                                                 94
--------------------------------------------------------------------------------
                                                                            493
--------------------------------------------------------------------------------

JAPAN -- 22.4%
--------------------------------------------------------------------------------
          1,300   Advantest Corp.                                           118
--------------------------------------------------------------------------------
          4,300   Astellas Pharma Inc.                                      166
--------------------------------------------------------------------------------
         23,000   Bank of Yokohama Ltd. (The)                               172
--------------------------------------------------------------------------------
          6,700   Daikin Industries Ltd.                                    182
--------------------------------------------------------------------------------
             41   East Japan Railway Company                                258
--------------------------------------------------------------------------------
          5,400   Eisai Co. Ltd.                                            208
--------------------------------------------------------------------------------
          3,800   Honda Motor Co., Ltd.                                     213
--------------------------------------------------------------------------------
          5,900   Hoya Corp.                                                214
--------------------------------------------------------------------------------
             35   KDDI Corp.                                                183
--------------------------------------------------------------------------------
            700   Keyence Corp.                                             178
--------------------------------------------------------------------------------
          7,000   Komatsu Ltd.                                               98
--------------------------------------------------------------------------------
         15,000   Matsushita Electric
                  Industrial Co., Ltd.                                      302
--------------------------------------------------------------------------------
             24   Mitsubishi Tokyo Financial
                  Group, Inc.                                               302
--------------------------------------------------------------------------------
          1,900   Murata Manufacturing Co. Ltd.                             108
--------------------------------------------------------------------------------
          2,000   NGK Insulators Ltd.                                        31
--------------------------------------------------------------------------------
          3,000   Nippon Express Co. Ltd.                                    16
--------------------------------------------------------------------------------
          1,700   Nitto Denko Corp.                                         117
--------------------------------------------------------------------------------
          1,400   ORIX Corporation                                          302
--------------------------------------------------------------------------------
         37,000   Osaka Gas Co. Ltd.                                        121
--------------------------------------------------------------------------------
            500   Sega Sammy Holdings Inc.                                   16
--------------------------------------------------------------------------------
          4,000   Shin-Etsu Chemical Co., Ltd.                              208
--------------------------------------------------------------------------------
         15,000   Sumitomo Heavy Industries Ltd.                            109
--------------------------------------------------------------------------------
         54,000   Taisei Corp.                                              230
--------------------------------------------------------------------------------
         26,000   Toray Industries Inc.                                     178
--------------------------------------------------------------------------------
         38,000   Toshiba Corp.                                             200
--------------------------------------------------------------------------------
          3,200   Yamada Denki Co. Ltd.                                     328
--------------------------------------------------------------------------------
                                                                          4,558
--------------------------------------------------------------------------------

MEXICO -- 1.8%
--------------------------------------------------------------------------------
          9,288   America Movil SA
                  de CV Series L ADR                                        268
--------------------------------------------------------------------------------
          1,756   Cemex SA de CV ADR                                         99
--------------------------------------------------------------------------------
                                                                            367
--------------------------------------------------------------------------------

MULTI-NATIONAL -- 1.0%
--------------------------------------------------------------------------------
          3,500   iShares MSCI EAFE Index Fund                              201
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
5

International Stock - Schedule of Investments

NOVEMBER 30, 2005

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

NETHERLANDS -- 4.0%
--------------------------------------------------------------------------------
         12,471   Aegon N.V.                                            $   198
--------------------------------------------------------------------------------
         12,817   ASML Holding N.V.(1)                                      246
--------------------------------------------------------------------------------
          4,422   ING Groep N.V.                                            144
--------------------------------------------------------------------------------
          5,707   Royal Numico N.V.(1)                                      235
--------------------------------------------------------------------------------
                                                                            823
--------------------------------------------------------------------------------

NORWAY -- 1.2%
--------------------------------------------------------------------------------
         24,582   Telenor ASA                                               230
--------------------------------------------------------------------------------

PEOPLE'S REPUBLIC OF CHINA -- 0.6%
--------------------------------------------------------------------------------
        374,035   China Construction Bank Cl H(1)                           123
--------------------------------------------------------------------------------

SOUTH KOREA -- 0.6%
--------------------------------------------------------------------------------
            210   Samsung Electronics                                       121
--------------------------------------------------------------------------------

SPAIN -- 3.1%
--------------------------------------------------------------------------------
         17,903   Banco Popular Espanol SA                                  216
--------------------------------------------------------------------------------
          8,574   Cintra Concesiones de Infraestructuras
                  de Transporte SA                                          105
--------------------------------------------------------------------------------
          2,699   Grupo Ferrovial SA                                        188
--------------------------------------------------------------------------------
          4,462   Inditex SA                                                131
--------------------------------------------------------------------------------
                                                                            640
--------------------------------------------------------------------------------

SWITZERLAND -- 10.0%
--------------------------------------------------------------------------------
         23,514   ABB Ltd.(1)                                               207
--------------------------------------------------------------------------------
          6,060   Compagnie Financiere
                  Richemont AG Cl A                                         240
--------------------------------------------------------------------------------
          2,768   Credit Suisse Group                                       135
--------------------------------------------------------------------------------
          2,579   Lonza Group AG                                            146
--------------------------------------------------------------------------------
          1,048   Nestle SA                                                 311
--------------------------------------------------------------------------------
          6,394   Novartis AG                                               335
--------------------------------------------------------------------------------
          2,212   Roche Holding AG                                          332
--------------------------------------------------------------------------------
            947   Swiss Life Holding                                        152
--------------------------------------------------------------------------------
          2,008   UBS AG                                                    185
--------------------------------------------------------------------------------
                                                                          2,043
--------------------------------------------------------------------------------

UNITED KINGDOM -- 16.8%
--------------------------------------------------------------------------------
          7,905   AstraZeneca plc                                           365
--------------------------------------------------------------------------------
         22,060   BG Group plc                                              206
--------------------------------------------------------------------------------
         49,633   BP plc                                                    545
--------------------------------------------------------------------------------
         13,285   British American Tobacco plc                              289
--------------------------------------------------------------------------------
          9,554   Diageo plc                                                138
--------------------------------------------------------------------------------
         21,274   GlaxoSmithKline plc                                       525
--------------------------------------------------------------------------------
          7,404   Man Group plc                                             227
--------------------------------------------------------------------------------
          6,463   Reckitt Benckiser plc                                     200
--------------------------------------------------------------------------------
         14,106   Reed Elsevier plc                                         126
--------------------------------------------------------------------------------
         11,705   Standard Chartered plc                                    250
--------------------------------------------------------------------------------
         18,948   Tesco plc                                                  99
--------------------------------------------------------------------------------
         22,265   Unilever plc                                              218
--------------------------------------------------------------------------------
        109,868   Vodafone Group plc                                        237
--------------------------------------------------------------------------------
                                                                          3,425
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $18,555)                                                           19,834
--------------------------------------------------------------------------------

                              ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 3.0%
--------------------------------------------------------------------------------
Repurchase Agreement, Deutsche Bank
Securities, Inc., (collateralized by various
U.S. Treasury obligations, 3.00%, 7/15/12,
valued at $612), in a joint trading account
at 3.92%, dated 11/30/05, due 12/1/05
(Delivery value $600)
(Cost $600)                                                             $   600
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES -- 100.5%
(Cost $19,155)                                                           20,434
--------------------------------------------------------------------------------
OTHER ASSETS
AND LIABILITIES -- (0.5)%                                                   (92)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                              $20,342
================================================================================

MARKET SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
(AS A % OF NET ASSETS)
--------------------------------------------------------------------------------
Financials                                                                22.6%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    13.0%
--------------------------------------------------------------------------------
Health Care                                                               12.5%
--------------------------------------------------------------------------------
Industrials                                                               11.3%
--------------------------------------------------------------------------------
Consumer Staples                                                           8.0%
--------------------------------------------------------------------------------
Energy                                                                     7.8%
--------------------------------------------------------------------------------
Materials                                                                  6.8%
--------------------------------------------------------------------------------
Telecommunication Services                                                 6.3%
--------------------------------------------------------------------------------
Information Technology                                                     6.1%
--------------------------------------------------------------------------------
Utilities                                                                  2.1%
--------------------------------------------------------------------------------
Diversified                                                                1.0%
--------------------------------------------------------------------------------
Cash and cash equivalents(+)                                               2.5%
--------------------------------------------------------------------------------

(+) Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ADR = American Depositary Receipt

EAFE = Europe, Australasia, and Far East

MSCI = Morgan Stanley Capital International

(1) Non-income producing.

See Notes to Financial Statements.

------
6

International Discovery - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2005
--------------------------------------------------------------------------------
                                     ------------------------------
                                         AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                           SINCE     INCEPTION
                            1 YEAR    5 YEARS  10 YEARS  INCEPTION      DATE
--------------------------------------------------------------------------------
INVESTOR CLASS              24.30%     8.24%    15.93%    14.79%       4/1/94
--------------------------------------------------------------------------------
S&P/CITIGROUP EMI GROWTH
WORLD EX-US                 19.21%     8.44%     6.28%     5.55%(1)      --
--------------------------------------------------------------------------------
Institutional Class         24.56%     8.46%      --      13.77%       1/2/98
--------------------------------------------------------------------------------
Advisor Class               24.01%     7.97%      --      10.77%      4/28/98
--------------------------------------------------------------------------------

(1) Since 3/31/94, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
7

International Discovery - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made November 30, 1995

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended November 30
-------------------------------------------------------------------------------------------------------
                     1996    1997    1998    1999     2000     2001     2002     2003    2004    2005
-------------------------------------------------------------------------------------------------------
Investor Class      34.06%  17.76%  14.79%  65.12%   -1.27%  -20.17%   -8.00%   37.05%  18.76%  24.30%
-------------------------------------------------------------------------------------------------------
S&P/Citigroup EMI
Growth World ex-US  14.67%  -8.85%   7.30%  27.50%  -14.20%  -20.23%  -10.96%   38.79%  27.58%  19.21%
-------------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
8

International Discovery - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE INTERNATIONAL DISCOVERY INVESTMENT TEAM:
BRIAN BRADY AND MARK KOPINSKI.

International Discovery gained 24.30%* during the one-year period ended November
30, 2005, outperforming its benchmark, the S&P/Citigroup EMI (Extended Market
Index) Growth World ex-US, which returned 19.21%. The portfolio's results also were ahead of the 22.80% average return for its Morningstar Foreign Small/Mid
Growth peer group.** It's also worth noting that International Discovery provided this positive performance despite a strengthening dollar that lowered overseas returns for U.S. investors.

Many of the world's equity markets advanced during the period, demonstrating their resilience in the face of surging oil and commodity prices, a terrorist attack in London, destructive hurricanes and eight interest-rate increases by the U.S. Federal Reserve. Against these backdrops, the majority of International
Discovery's sector stakes provided double-digit returns, with industrials, information technology businesses and providers or sellers of consumer discretionary products our top contributors.

Additionally, as the chart on page 10 indicates, we essentially doubled our weighting in Japan since our last report to you six months ago. From our perspective, a continuing economic recovery, coupled with years of corporate restructuring and cost-cutting, have changed the earnings picture there significantly. Many Japanese companies are reporting strong earnings, which has played to our strength as bottom-up growth investors. A case in point was one of our top contributors, Tokyo-based trading company Marubeni Corp. In October,
Marubeni reported its first-half results--a 58% increase in net income from a year earlier.

SUCCESS IN INDUSTRIALS

Industrial stocks contributed the most to our results. Of note was Koninklijke
BAM Groep N.V., the largest Dutch builder, and one of our ten largest positions.
BAM benefited from rising property prices and increased earnings from developments. The company also announced plans to acquire a major Dutch real

TOP TEN HOLDINGS
AS OF NOVEMBER 30, 2005
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        11/30/05               5/31/05
--------------------------------------------------------------------------------
Aker Kvaerner ASA                         2.5%                  2.5%
--------------------------------------------------------------------------------
CSL Ltd.                                  2.4%                  2.5%
--------------------------------------------------------------------------------
Koninklijke BAM
Groep N.V.                                2.2%                  1.6%
--------------------------------------------------------------------------------
Gildan Activewear Inc.                    2.0%                  1.7%
--------------------------------------------------------------------------------
Neopost SA                                2.0%                  2.4%
--------------------------------------------------------------------------------
Tokuyama Corp.                            1.9%                  1.3%
--------------------------------------------------------------------------------
Urban Corp.                               1.8%                   --
--------------------------------------------------------------------------------
NGK Insulators Ltd.                       1.8%                  0.7%
--------------------------------------------------------------------------------
Marubeni Corp.                            1.8%                  1.9%
--------------------------------------------------------------------------------
OMC Card Inc.                             1.7%                  0.5%
--------------------------------------------------------------------------------

* All fund returns referenced in this commentary are for Investor Class shares.

** The Morningstar Foreign Small/Mid Growth peer group returned
   7.79% and 14.77% for the 5- and 10-year periods ended
   November 30, 2005, respectively (see page 7 for
   International Discovery performance data).
   (c) 2005 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and
   (3) is not warranted to be accurate, complete or timely.
   Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

                                                                    (continued)

------
9

International Discovery - Portfolio Commentary

estate developer to increase its share of the Dutch homebuilding market.

Elsewhere in the sector, our shares of Motech Industries, a Taiwanese maker of solar cells, performed well amid rising demand for solar panels from European countries. Germany, for example, provides subsidies to companies and consumers for using cleaner energy.

GAINS IN TECHNOLOGY

Our successes in the information technology sector included Taiwan's High Tech
Computer Corp. The company is a leading maker of advanced mobile phones powered by Microsoft Corp. software, and exhibited the solid earnings acceleration we look for. Its shares were up more than four-fold during the period. Foxconn
International Holdings, a leader in the contract manufacturing of mobile-phone handsets, was another tech standout. Handset pricing pressure and a continuous stream of new products have led handset vendors to increase their outsourcing.
Foxconn's major customers are Motorola and Nokia, prestigious brands with substantial market share.

DETRACTORS INCLUDED CHEMICAL, IT STOCKS

On the downside, Nova Chemicals Corp., Canada's largest chemical maker, detracted the most from our performance. We sold our shares after the company reported net losses for the second and third quarters after wrestling with declining prices, power outages and plant closings.

UTStarcom Inc. and Research In Motion Ltd. were two other disappointments.
U.S.-based UTStarcom, the largest supplier of wireless telephone systems in
China, has been challenged by a slowing market there. In March, UTStarcom announced that it would have to restate earlier results due to accounting problems. We sold our shares in April. In June, we moved out of Research In
Motion, the Canadian maker of the popular Blackberry email device, as the company fought increasing competition.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       11/30/05               5/31/05
--------------------------------------------------------------------------------
Common Stocks                            97.0%                 97.5%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          2.7%                  2.1%
--------------------------------------------------------------------------------
Other Assets
and Liabilities(1)                        0.3%                  0.4%
--------------------------------------------------------------------------------

(1) Includes collateral received for securities lending and other assets and liabilities.

INVESTMENTS BY COUNTRY
AS OF NOVEMBER 30, 2005
--------------------------------------------------------------------------------
                                         % OF                 % OF
                                       NET ASSETS           NET ASSETS
                                          AS OF                AS OF
                                        11/30/05              5/31/05
--------------------------------------------------------------------------------
Japan                                    31.7%                 16.5%
--------------------------------------------------------------------------------
United Kingdom                           11.2%                 11.9%
--------------------------------------------------------------------------------
Germany                                   7.0%                  5.2%
--------------------------------------------------------------------------------
Norway                                    5.6%                  6.5%
--------------------------------------------------------------------------------
France                                    5.3%                  5.9%
--------------------------------------------------------------------------------
Australia                                 5.2%                  5.3%
--------------------------------------------------------------------------------
Netherlands                               3.4%                  4.0%
--------------------------------------------------------------------------------
Spain                                     3.4%                  3.1%
--------------------------------------------------------------------------------
Switzerland                               3.0%                  5.7%
--------------------------------------------------------------------------------
Canada                                    2.8%                  6.1%
--------------------------------------------------------------------------------
Taiwan (Republic
of China)                                 1.9%                  5.9%
--------------------------------------------------------------------------------
South Korea                               1.8%                  1.9%
--------------------------------------------------------------------------------
Italy                                     1.7%                  2.7%
--------------------------------------------------------------------------------
Other Countries                          13.0%                 16.8%
--------------------------------------------------------------------------------
Cash and Equivalents(2)                   3.0%                  2.5%
--------------------------------------------------------------------------------

(2) Includes temporary cash investments, collateral received for securities lending, and other assets and liabilities.

------
10

International Discovery - Schedule of Investments

NOVEMBER 30, 2005

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 97.0%
--------------------------------------------------------------------------------

AUSTRALIA -- 5.2%
--------------------------------------------------------------------------------
        768,000   Aristocrat Leisure Ltd.(1)                         $    7,008
--------------------------------------------------------------------------------
      3,361,200   Computershare Ltd.(1)                                  17,399
--------------------------------------------------------------------------------
      1,088,300   CSL Ltd.                                               31,870
--------------------------------------------------------------------------------
      1,116,400   James Hardie Industries                                 6,943
--------------------------------------------------------------------------------
      1,432,500   Transurban Group(1)                                     7,172
--------------------------------------------------------------------------------
                                                                         70,392
--------------------------------------------------------------------------------

AUSTRIA -- 0.8%
--------------------------------------------------------------------------------
        670,000   Immoeast Immobilien Anlagen AG(2)                       6,550
--------------------------------------------------------------------------------
        214,000   Meinl European Land Ltd.(2)                             3,742
--------------------------------------------------------------------------------
                                                                         10,292
--------------------------------------------------------------------------------

BELGIUM -- 0.5%
--------------------------------------------------------------------------------
         79,767   Bekaert SA                                              6,293
--------------------------------------------------------------------------------

CANADA -- 2.8%
--------------------------------------------------------------------------------
        541,800   Alimentation Couche Tard Inc. Cl B                     10,316
--------------------------------------------------------------------------------
        713,400   Gildan Activewear Inc.(2)                              27,161
--------------------------------------------------------------------------------
                                                                         37,477
--------------------------------------------------------------------------------

DENMARK -- 1.6%
--------------------------------------------------------------------------------
        110,400   Christian Hansen Holding AS Cl B                       10,199
--------------------------------------------------------------------------------
        133,500   Topdanmark AS(2)                                       10,897
--------------------------------------------------------------------------------
                                                                         21,096
--------------------------------------------------------------------------------

EGYPT -- 1.2%
--------------------------------------------------------------------------------
        160,000   Orascom Construction Industries                         5,247
--------------------------------------------------------------------------------
        696,200   Vodafone Egypt
                  Telecommunications SAE                                 10,606
--------------------------------------------------------------------------------
                                                                         15,853
--------------------------------------------------------------------------------

FRANCE -- 5.3%
--------------------------------------------------------------------------------
         99,800   Eiffage(1)                                              8,250
--------------------------------------------------------------------------------
         42,000   Klepierre                                               3,883
--------------------------------------------------------------------------------
        282,000   Neopost SA                                             26,604
--------------------------------------------------------------------------------
         35,400   Vallourec                                              16,907
--------------------------------------------------------------------------------
        263,600   Zodiac SA(1)                                           15,854
--------------------------------------------------------------------------------
                                                                         71,498
--------------------------------------------------------------------------------

GERMANY -- 7.0%
--------------------------------------------------------------------------------
        166,000   Hypo Real Estate Holding AG                             8,652
--------------------------------------------------------------------------------
      1,165,000   MLP AG(1)                                              22,847
--------------------------------------------------------------------------------
        222,500   MTU Aero Engines Holding AG(2)                          6,953
--------------------------------------------------------------------------------
        227,500   Premiere AG(2)                                          6,444
--------------------------------------------------------------------------------
         93,600   Q-Cells AG(1)(2)                                        5,618
--------------------------------------------------------------------------------
        100,000   Rheinmetall AG                                          5,884
--------------------------------------------------------------------------------
        255,700   Schwarz Pharma AG(1)                                   13,886
--------------------------------------------------------------------------------
         14,000   Solarworld AG(1)                                        1,946
--------------------------------------------------------------------------------
        286,800   Tele Atlas N.V.(2)                                      6,511
--------------------------------------------------------------------------------
        432,400   United Internet AG(1)                                  15,420
--------------------------------------------------------------------------------
                                                                         94,161
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

GREECE -- 0.7%
--------------------------------------------------------------------------------
        502,000   Piraeus Bank SA                                    $   10,005
--------------------------------------------------------------------------------

HONG KONG -- 1.0%
--------------------------------------------------------------------------------
      4,240,051   Link Real Estate
                  Investment Trust (The)(2)                               6,589
--------------------------------------------------------------------------------
      6,684,000   Melco International Development                         7,370
--------------------------------------------------------------------------------
                                                                         13,959
--------------------------------------------------------------------------------

HUNGARY -- 0.3%
--------------------------------------------------------------------------------
         26,000   Gedeon Richter Rt.                                      4,674
--------------------------------------------------------------------------------

INDIA -- 0.6%
--------------------------------------------------------------------------------
        232,200   Larsen & Toubro Ltd.                                    8,564
--------------------------------------------------------------------------------

IRELAND -- 1.2%
--------------------------------------------------------------------------------
        480,500   Anglo Irish Bank Corporation                            6,607
--------------------------------------------------------------------------------
        832,000   Kingspan Group plc                                     10,165
--------------------------------------------------------------------------------
                                                                         16,772
--------------------------------------------------------------------------------

ISRAEL -- 0.8%
--------------------------------------------------------------------------------
        226,900   Nice Systems Ltd. ADR(2)                               10,176
--------------------------------------------------------------------------------

ITALY -- 1.7%
--------------------------------------------------------------------------------
         93,700   Fastweb(2)                                              4,397
--------------------------------------------------------------------------------
      3,905,000   Hera SpA(1)                                            10,488
--------------------------------------------------------------------------------
        143,800   Pirelli & C. Real Estate SpA                            8,051
--------------------------------------------------------------------------------
                                                                         22,936
--------------------------------------------------------------------------------

JAPAN -- 31.7%
--------------------------------------------------------------------------------
      1,089,000   Bank of Kyoto Ltd. (The)(1)                            12,042
--------------------------------------------------------------------------------
        770,000   Daifuku Co. Ltd.(1)                                    13,110
--------------------------------------------------------------------------------
        101,500   Don Quijote Co. Ltd.(1)                                 7,514
--------------------------------------------------------------------------------
      1,717,000   Fuji Fire & Marine
                  Insurance Co. Ltd. (The)                                6,291
--------------------------------------------------------------------------------
      3,502,000   Furukawa Electric Co. Ltd.(1)(2)                       21,073
--------------------------------------------------------------------------------
        251,000   Ibiden Co. Ltd.(1)                                     13,491
--------------------------------------------------------------------------------
      4,485,000   Japan Steel Works Ltd. (The)(1)                        20,475
--------------------------------------------------------------------------------
        716,000   Koyo Seiko Co. Ltd.(1)                                 12,549
--------------------------------------------------------------------------------
      4,775,000   Marubeni Corp.                                         23,712
--------------------------------------------------------------------------------
        314,000   Miraca Holdings Inc.                                    6,564
--------------------------------------------------------------------------------
        240,100   MISUMI Group Inc.(1)                                    9,638
--------------------------------------------------------------------------------
        245,000   NEOMAX Co., Ltd.(1)                                     7,197
--------------------------------------------------------------------------------
      1,551,000   NGK Insulators Ltd.(1)                                 23,959
--------------------------------------------------------------------------------
        745,000   Nippon Electric Glass Co., Ltd.(1)                     15,108
--------------------------------------------------------------------------------
      1,675,000   Nippon Shokubai Co. Ltd.(1)                            17,698
--------------------------------------------------------------------------------
        897,000   Nishi-Nippon City Bank Ltd. (The)                       5,338
--------------------------------------------------------------------------------
      1,080,000   Nissan Chemical Industries, Ltd.(1)                    14,800
--------------------------------------------------------------------------------
      9,570,900   Nissin Co., Ltd.(1)                                    15,496
--------------------------------------------------------------------------------
      1,364,900   OMC Card Inc.(1)                                       23,410
--------------------------------------------------------------------------------
          3,600   Round One Corp.(1)                                     13,460
--------------------------------------------------------------------------------
      1,371,000   Senshu Bank Ltd. (The)                                  4,462
--------------------------------------------------------------------------------
        191,000   Sumco Corp.(2)                                          7,365
--------------------------------------------------------------------------------
        159,600   Sysmex Corp.(1)                                         5,648
--------------------------------------------------------------------------------
        565,200   THK Co. Ltd.(1)                                        14,953
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
11

International Discovery - Schedule of Investments

NOVEMBER 30, 2005

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------
      2,243,000   Tokuyama Corp.(1)                                  $   25,889
--------------------------------------------------------------------------------
      2,017,000   Tokyo Tatemono Co. Ltd.(1)                             16,935
--------------------------------------------------------------------------------
      7,395,000   Ube Industries Ltd.                                    19,009
--------------------------------------------------------------------------------
        705,000   Uniden Corp.(1)                                        13,356
--------------------------------------------------------------------------------
        367,300   Urban Corp.(1)                                         24,524
--------------------------------------------------------------------------------
      1,016,000   Zeon Corp.(1)                                          12,651
--------------------------------------------------------------------------------
                                                                        427,717
--------------------------------------------------------------------------------

NETHERLANDS -- 3.4%
--------------------------------------------------------------------------------
        404,900   Chicago Bridge & Iron
                  Company New York Shares                                10,483
--------------------------------------------------------------------------------
        214,400   Fugro N.V.                                              6,321
--------------------------------------------------------------------------------
        332,100   Koninklijke BAM Groep N.V.                             29,744
--------------------------------------------------------------------------------
                                                                         46,548
--------------------------------------------------------------------------------

NORWAY -- 5.6%
--------------------------------------------------------------------------------
        631,500   Aker Kvaerner ASA(1)(2)                                33,901
--------------------------------------------------------------------------------
        231,900   Fred Olsen Energy ASA(1)(2)                             6,827
--------------------------------------------------------------------------------
      1,055,000   SeaDrill Ltd.(2)                                        6,868
--------------------------------------------------------------------------------
        536,600   Smedvig ASA(1)                                         11,240
--------------------------------------------------------------------------------
        437,100   Storebrand ASA(1)                                       4,019
--------------------------------------------------------------------------------
      1,086,000   Tandberg Television ASA(1)(2)                          13,287
--------------------------------------------------------------------------------
                                                                         76,142
--------------------------------------------------------------------------------

PEOPLE'S REPUBLIC OF CHINA - 1.5%
--------------------------------------------------------------------------------
     15,610,273   Foxconn International
                  Holdings Ltd.(1)(2)                                    20,333
--------------------------------------------------------------------------------

SINGAPORE -- 0.7%
--------------------------------------------------------------------------------
      6,764,000   Cosco Investment
                  Singapore Limited(1)                                    9,439
--------------------------------------------------------------------------------

SOUTH AFRICA -- 0.4%
--------------------------------------------------------------------------------
        457,000   Harmony Gold Mining Co.
                  Limited(1)(2)                                           5,646
--------------------------------------------------------------------------------

SOUTH KOREA -- 1.8%
--------------------------------------------------------------------------------
        542,700   Humax Co. Ltd.                                         14,575
--------------------------------------------------------------------------------
        113,730   LG Card Co. Ltd.(2)                                     5,560
--------------------------------------------------------------------------------
        129,100   Samsung Electro-Mechanics
                  Co. Ltd.                                                4,295
--------------------------------------------------------------------------------

                                                                         24,430
--------------------------------------------------------------------------------

SPAIN -- 3.4%
--------------------------------------------------------------------------------
        978,357   Enagas(1)                                              17,271
--------------------------------------------------------------------------------
        176,000   Fadesa Inmobiliaria SA                                  5,641
--------------------------------------------------------------------------------
        461,300   Indra Sistemas SA                                       9,112
--------------------------------------------------------------------------------
        509,000   Red Electrica de Espana(1)                             14,118
--------------------------------------------------------------------------------
                                                                         46,142
--------------------------------------------------------------------------------

SWEDEN -- 1.5%
--------------------------------------------------------------------------------
        341,300   Elekta AB Cl B                                          5,137
--------------------------------------------------------------------------------
        703,200   Eniro AB(1)                                             7,666
--------------------------------------------------------------------------------
        700,300   Gambro AB                                               6,919
--------------------------------------------------------------------------------
                                                                         19,722
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

SWITZERLAND -- 3.0%
--------------------------------------------------------------------------------
        165,700   Actelion N.V.(1)(2)                                $   16,191
--------------------------------------------------------------------------------
          5,364   Lindt & Spruengli AG                                    9,034
--------------------------------------------------------------------------------
        164,700   Logitech International SA(2)                            7,539
--------------------------------------------------------------------------------
         16,200   Sulzer AG                                               7,822
--------------------------------------------------------------------------------
                                                                         40,586
--------------------------------------------------------------------------------

TAIWAN (REPUBLIC OF CHINA) -- 1.9%
--------------------------------------------------------------------------------
      6,241,660   Acer Inc.                                              13,837
--------------------------------------------------------------------------------
        785,400   High Tech Computer Corp.                               11,670
--------------------------------------------------------------------------------
            533   Motech Industries Inc.                                      6
--------------------------------------------------------------------------------
                                                                         25,513
--------------------------------------------------------------------------------

TURKEY -- 0.2%
--------------------------------------------------------------------------------
        657,766   Turkiye Vakiflar
                  Bankasi Tao Cl D(2)                                     3,249
--------------------------------------------------------------------------------

UNITED KINGDOM -- 11.2%
--------------------------------------------------------------------------------
      1,570,000   Capita Group plc                                       10,638
--------------------------------------------------------------------------------
      4,797,000   Carphone Warehouse Group plc                           19,093
--------------------------------------------------------------------------------
        375,500   CSR plc(2)                                              5,475
--------------------------------------------------------------------------------
      4,520,000   International Power plc                                19,162
--------------------------------------------------------------------------------
      2,442,000   John Wood Group plc                                     8,611
--------------------------------------------------------------------------------
        175,000   Lonmin plc                                              4,910
--------------------------------------------------------------------------------
      4,618,000   Photo-Me International plc                              9,739
--------------------------------------------------------------------------------
      1,173,300   Punch Taverns plc                                      16,834
--------------------------------------------------------------------------------
      1,203,100   RHM plc(2)                                              5,480
--------------------------------------------------------------------------------
      4,831,400   Tullow Oil plc                                         22,048
--------------------------------------------------------------------------------
      1,187,500   Vedanta Resources plc                                  14,492
--------------------------------------------------------------------------------
      2,872,000   Wolfson Microelectronics plc(2)                        14,348
--------------------------------------------------------------------------------
                                                                        150,830
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $1,020,102)                                                     1,310,445
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 2.7%
--------------------------------------------------------------------------------
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 2.75% -- 4.18%,
2/9/06 -- 11/15/09, valued at $37,124),
in a joint trading account at 3.93%,
dated 11/30/05, due 12/1/05
(Delivery value $36,404)
(Cost $36,400)                                                           36,400
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
12

International Discovery - Schedule of Investments

NOVEMBER 30, 2005

                              ($ IN THOUSANDS)                          Value
--------------------------------------------------------------------------------

COLLATERAL RECEIVED FOR
SECURITIES LENDING(3) -- 18.7%
--------------------------------------------------------------------------------
Repurchase Agreement, Morgan Stanley
Group, Inc., (collateralized by various
U.S. Government Agency obligations in a
pooled account at the lending agent),
4.02%, dated 11/30/05, due 12/1/05
(Delivery value $17,176)                                             $   17,174
--------------------------------------------------------------------------------
Repurchase Agreement, UBS AG,
(collateralized by various U.S. Government
Agency obligations in a pooled account
at the lending agent), 4.06%, dated 11/30/05,
due 12/1/05 (Delivery value $235,382)                                   235,355
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED
FOR SECURITIES LENDING
(Cost $252,529)                                                         252,529
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES -- 118.4%
(Cost $1,309,031)                                                     1,599,374
--------------------------------------------------------------------------------
OTHER ASSETS
AND LIABILITIES -- (18.4)%                                             (248,275)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                           $1,351,099
================================================================================

MARKET SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
(AS A % OF NET ASSETS)
--------------------------------------------------------------------------------
Industrials                                                               23.4%
--------------------------------------------------------------------------------
Information Technology                                                    16.6%
--------------------------------------------------------------------------------
Financials                                                                15.5%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    10.5%
--------------------------------------------------------------------------------
Materials                                                                  9.0%
--------------------------------------------------------------------------------
Health Care                                                                7.5%
--------------------------------------------------------------------------------
Energy                                                                     7.1%
--------------------------------------------------------------------------------
Utilities                                                                  4.5%
--------------------------------------------------------------------------------
Consumer Staples                                                           1.8%
--------------------------------------------------------------------------------
Telecommunication Services                                                 1.1%
--------------------------------------------------------------------------------
Cash and cash equivalents(+)                                               3.0%
--------------------------------------------------------------------------------

(+) Includes temporary cash investments, collateral received for securities lending, and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ADR = American Depositary Receipt

(1) Security, or a portion thereof, was on loan as of November 30, 2005.

(2) Non-income producing.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.
    (See Note 5 in Notes to Financial Statements.)

See Notes to Financial Statements.

------
13

Emerging Markets - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2005
--------------------------------------------------------------------------------
                                        ------------------------
                                         AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                        SINCE      INCEPTION
                             1 YEAR       5 YEARS     INCEPTION      DATE
--------------------------------------------------------------------------------
INVESTOR CLASS               33.10%       13.11%        6.96%       9/30/97
--------------------------------------------------------------------------------
MSCI EM INDEX                33.13%       18.63%        6.18%         --
--------------------------------------------------------------------------------
Institutional Class          33.37%       13.30%       14.92%       1/28/99
--------------------------------------------------------------------------------
Advisor Class                32.77%       12.82%       10.45%       5/12/99
--------------------------------------------------------------------------------
C Class                      31.67%         --         17.63%      12/18/01
--------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
14

Emerging Markets - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made September 30, 1997

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended November 30
---------------------------------------------------------------------------------------------
                  1997*    1998     1999    2000     2001     2002     2003    2004    2005
---------------------------------------------------------------------------------------------
Investor Class   -17.00%  -15.90%  61.03%  -16.73%  -10.28%  -10.86%  46.26%  18.94%  33.10%
---------------------------------------------------------------------------------------------
MSCI EM Index    -19.46%  -22.42%  45.49%  -23.63%   -7.37%    4.95%  40.87%  28.88%  33.13%
---------------------------------------------------------------------------------------------

* From 9/30/97, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
15

Emerging Markets - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGER ON THE EMERGING MARKETS INVESTMENT TEAM: MICHAEL DONNELLY.

Emerging Markets climbed 33.10%* during the 12 months ended November 30, 2005, in line with its benchmark, the Morgan Stanley Capital International (MSCI) EM
(Emerging Markets) Index, which rose 33.13%. Emerging Markets performance during the fiscal year compares favorably to that of its peers. The fund topped the average 30.97% return of the diversified emerging markets funds tracked by
Morningstar.**

OVERSEAS MARKETS CLIMB

Many of the world's equity markets advanced during the 12-month period, demonstrating their resilience in the face of surging prices for commodities, especially oil, a terrorist attack in London, destructive hurricanes and numerous interest-rate increases by the U.S. Federal Reserve. Emerging-markets countries in particular continued to generate interest, a trend evidenced by the
142% gain of the MSCI EM Index since the end of 2002.

In that environment, Emerging Markets achieved positive absolute contributions from the majority of its country exposures -- gains achieved despite the fact that the movement of the dollar versus other currencies slightly slowed the fund's performance.

SOUTH KOREA: THE TOP CONTRIBUTOR

Emerging Markets' interest in South Korea, on average our largest country exposure, made the greatest contribution to absolute performance during the fiscal year. Three of the top-contributing stocks from this country, Hynix
Semiconductor, Orion Corp., and Humax Co. Ltd., were represented in the portfolio but not the index. During the period, Hynix, the world's second-largest memory chipmaker, reported better-than-expected profits driven by demand and prices for its chips.

TOP TEN HOLDINGS
AS OF NOVEMBER 30, 2005
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       11/30/05               5/31/05
--------------------------------------------------------------------------------
Harmony Gold Mining
Co. Limited                              2.7%                   --
--------------------------------------------------------------------------------
Impala Platinum
Holdings Limited                         2.6%                  1.5%
--------------------------------------------------------------------------------
Pyaterochka Holding
N.V. GDR                                 2.4%                  1.3%
--------------------------------------------------------------------------------
Hyundai Engineering
& Construction                           2.2%                   --
--------------------------------------------------------------------------------
Foxconn International
Holdings Ltd.                            2.2%                  1.3%
--------------------------------------------------------------------------------
Petroleo Brasileiro
SA ADR                                   2.2%                   --
--------------------------------------------------------------------------------
Samsung Electronics                      2.2%                  1.0%
--------------------------------------------------------------------------------
Anglo American plc                       2.2%                  1.5%
--------------------------------------------------------------------------------
Wistron NeWeb Corp.                      2.0%                   --
--------------------------------------------------------------------------------
Compal
Communications Inc.                      2.0%                  1.5%
--------------------------------------------------------------------------------

* All fund returns referenced in this commentary are for Investor Class shares.
** The Morningstar Diversified Emerging Markets peer group returned 18.21%
   for the 5-year period ended November 30, 2005 (see page 14 for
   Emerging Markets performance data).
   (c) 2005 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and
   (3) is not warranted to be accurate, complete or timely.
   Neither Morningstar nor its content providers are
   responsible for any damages or losses arising from any
   use of this information.                                         (continued)

------
16

Emerging Markets - Portfolio Commentary

ADDITIONAL SOURCES OF STRENGTH

We also found success in Mexico, the second-best contributor to absolute performance, led by homebuilder Urbi Desarrollos Urbanos. The company benefited from a favorable sales mix, with double-digit sales growth of higher-end homes, a trend supported by the firm's partnerships with large, retail banks.

Wal-Mart de Mexico was another standout. During the period, the company announced that it had gained market share from competitors, a development that contributed to eight consecutive months of same-store sales growth.

Elsewhere, our investment strategy led us to Turkey's DenizBank, the portfolio's top-contributing stock. Named one of the world's fastest-growing banks,
DenizBank recorded a 60% surge in net profit for 2004 and a 61% jump in loans for the first half of 2005, results driven largely by increased lending to retail customers and small- to mid-sized businesses.

INDIVIDUAL SETBACKS

Despite these successes, we nevertheless experienced some disappointments along the way, one of which was integrated energy firm PetroKazakhstan Inc., the portfolio's top-detracting stock. Though the company reported substantial gains in 2004 earnings, the firm's lengthy dispute with its partner in a joint business venture contributed to the stock's decline. We eliminated the position.

A FINAL NOTE

In August 2005, Raymond Kong departed American Century. Senior portfolio manager
Michael Donnelly, who has been a member of the Emerging Markets team since its
1997 inception, remains at the helm. The Emerging Markets team remains committed to looking for foreign companies whose earnings and revenues are growing at an improving rate, a strategy based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       11/30/05               5/31/05
--------------------------------------------------------------------------------
Common Stocks                            95.1%                 92.4%
--------------------------------------------------------------------------------
Preferred Stocks                          2.6%                  2.9%
--------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    97.7%                 95.3%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          4.5%                  3.2%
--------------------------------------------------------------------------------
Other Assets
and Liabilities(1)                      (2.2)%                  1.5%
--------------------------------------------------------------------------------

(1) Includes collateral received for securities lending and other assets and liabilities.

INVESTMENTS BY COUNTRY
AS OF NOVEMBER 30, 2005
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       11/30/05               5/31/05
--------------------------------------------------------------------------------
South Korea                              16.2%                 12.8%
--------------------------------------------------------------------------------
South Africa                             12.6%                  6.6%
--------------------------------------------------------------------------------
Taiwan (Republic
of China)                                10.1%                 11.0%
--------------------------------------------------------------------------------
People's Republic
of China                                  8.2%                  5.6%
--------------------------------------------------------------------------------
Brazil                                    7.5%                  7.0%
--------------------------------------------------------------------------------
Russian Federation                        6.7%                  5.4%
--------------------------------------------------------------------------------
Mexico                                    5.6%                 10.2%
--------------------------------------------------------------------------------
Hong Kong                                 4.8%                  4.5%
--------------------------------------------------------------------------------
Israel                                    4.5%                  5.3%
--------------------------------------------------------------------------------
Chile                                     3.4%                  0.8%
--------------------------------------------------------------------------------
Turkey                                    3.1%                  1.8%
--------------------------------------------------------------------------------
India                                     2.2%                  3.6%
--------------------------------------------------------------------------------
Other Countries                          12.8%                 20.7%
--------------------------------------------------------------------------------
Cash and Equivalents(2)                   2.3%                  4.7%
--------------------------------------------------------------------------------

(2) Includes temporary cash investments, collateral received for securities lending, and other assets and liabilities.

------
17

Emerging Markets - Schedule of Investments

NOVEMBER 30, 2005

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 95.1%
--------------------------------------------------------------------------------

ARGENTINA -- 1.3%
--------------------------------------------------------------------------------
        340,789   Telecom Argentina SA ADR(1)(2)                       $  4,543
--------------------------------------------------------------------------------

BRAZIL -- 4.9%
--------------------------------------------------------------------------------
        241,145   Banco Nossa Caixa SA(1)                                 3,848
--------------------------------------------------------------------------------
         47,993   Cosan SA Industria e Comercio(1)                        1,265
--------------------------------------------------------------------------------
     88,880,000   Light Servicos de Eletricidade SA(1)                      658
--------------------------------------------------------------------------------
        105,312   Lojas Renner SA                                         3,522
--------------------------------------------------------------------------------
        108,421   Petroleo Brasileiro SA ADR(2)                           7,329
--------------------------------------------------------------------------------
                                                                         16,622
--------------------------------------------------------------------------------

CHILE -- 3.4%
--------------------------------------------------------------------------------
      2,078,476   Centros Comerciales
                  Sudamericanos SA                                        4,204
--------------------------------------------------------------------------------
      1,224,493   Comercial Siglo XXI SA(1)                               3,460
--------------------------------------------------------------------------------
      2,138,473   Distribucion y Servicio D&S SA                            732
--------------------------------------------------------------------------------
      1,751,500   Inversiones Aguas
                  Metropolitanas SA(1)                                    1,579
--------------------------------------------------------------------------------
         87,575   Inversiones Aguas
                  Metropolitanas SA ADR(1)(3)                             1,607
--------------------------------------------------------------------------------
                                                                         11,582
--------------------------------------------------------------------------------

CZECH REPUBLIC -- 0.3%
--------------------------------------------------------------------------------
         26,180   Zentiva N.V.                                            1,165
--------------------------------------------------------------------------------

EGYPT -- 1.2%
--------------------------------------------------------------------------------
        171,450   Orascom Hotels & Development(1)                         1,096
--------------------------------------------------------------------------------
        188,683   Vodafone Egypt
                  Telecommunications SAE                                  2,874
--------------------------------------------------------------------------------
                                                                          3,970
--------------------------------------------------------------------------------

HONG KONG -- 4.8%
--------------------------------------------------------------------------------
      2,674,873   AAC Acoustic Technology
                  Holdings Inc.(1)                                        1,569
--------------------------------------------------------------------------------
      5,059,000   China Yurun Food Group Ltd.(1)                          2,593
--------------------------------------------------------------------------------
      7,852,000   GST Holdings Ltd.(1)                                    1,357
--------------------------------------------------------------------------------
      4,258,820   Kasen International Holdings Ltd.(1)                    1,277
--------------------------------------------------------------------------------
      1,791,500   Lifestyle International Holdings Ltd.                   2,552
--------------------------------------------------------------------------------
        407,695   Link Real Estate
                  Investment Trust (The)(1)                                 634
--------------------------------------------------------------------------------
      1,968,000   Parkson Retail Group Ltd.(1)                            3,083
--------------------------------------------------------------------------------
     26,266,000   Regal Hotels International
                  Holdings Ltd.                                           1,795
--------------------------------------------------------------------------------
        703,000   Wumart Stores Inc. Cl H                                 1,401
--------------------------------------------------------------------------------
                                                                         16,261
--------------------------------------------------------------------------------

INDIA -- 2.2%
--------------------------------------------------------------------------------
        532,262   Bharti Televentures(1)                                  4,147
--------------------------------------------------------------------------------
         43,200   Reliance Industries Ltd.                                  784
--------------------------------------------------------------------------------
         70,678   Tata Consultancy Services Ltd.                          2,340
--------------------------------------------------------------------------------
                                                                          7,271
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

INDONESIA -- 0.4%
--------------------------------------------------------------------------------
      4,833,000   PT Aneka Tambang Tbk                                 $  1,374
---------------------------------------------------------------------------------

ISRAEL -- 4.5%
--------------------------------------------------------------------------------
        116,752   Frutarom Industries(1)                                    838
--------------------------------------------------------------------------------
         51,628   M-Systems Flash Disk Pioneers(1)(2)                     1,608
--------------------------------------------------------------------------------
         57,953   Nice Systems Ltd. ADR(1)                                2,599
--------------------------------------------------------------------------------
        110,739   Orbotech Ltd.(1)(2)                                     2,568
--------------------------------------------------------------------------------
        151,630   Teva Pharmaceutical
                  Industries Ltd. ADR(2)                                  6,198
--------------------------------------------------------------------------------
        275,170   United Mizrahi Bank Ltd.(1)                             1,498
--------------------------------------------------------------------------------
                                                                         15,309
--------------------------------------------------------------------------------

JORDAN -- 0.4%
--------------------------------------------------------------------------------
        246,591   Hikma Pharmaceuticals plc(1)                            1,337
--------------------------------------------------------------------------------

KAZAKHSTAN -- 0.5%
--------------------------------------------------------------------------------
        162,347   Kazakhmys plc(1)                                        1,838
--------------------------------------------------------------------------------

MALAYSIA -- 1.1%
--------------------------------------------------------------------------------
      3,608,000   AirAsia Bhd(1)                                          1,549
--------------------------------------------------------------------------------
        682,500   Digi.Com Bhd(1)                                         1,365
--------------------------------------------------------------------------------
      2,401,700   Scomi Group Berhad                                        655
--------------------------------------------------------------------------------
                                                                          3,569
--------------------------------------------------------------------------------

MEXICO -- 5.6%
--------------------------------------------------------------------------------
         87,799   Cemex SA de CV ADR                                      4,943
--------------------------------------------------------------------------------
        472,505   Corporacion GEO SA
                  de CV Series B(1)                                       1,619
--------------------------------------------------------------------------------
      2,025,743   Empresas ICA Sociedad
                  Controladora SA de CV(1)                                  844
--------------------------------------------------------------------------------
      1,093,521   Grupo Mexico SA de CV                                   2,355
--------------------------------------------------------------------------------
        761,965   Urbi Desarrollos Urbanos
                  SA de CV(1)                                             5,448
--------------------------------------------------------------------------------
        679,929   Wal-Mart de Mexico SA
                  de CV, Series V                                         3,689
--------------------------------------------------------------------------------
                                                                         18,898
--------------------------------------------------------------------------------

PEOPLE'S REPUBLIC OF CHINA -- 8.2%
--------------------------------------------------------------------------------
      5,359,897   China Construction Bank
                  Cl H(1)(2)                                              1,763
--------------------------------------------------------------------------------
        207,547   China Mobile Hong Kong
                  Ltd. ADR(2)                                             5,084
--------------------------------------------------------------------------------
     12,470,000   China Petroleum & Chemical
                  Corp. Cl H                                              5,588
--------------------------------------------------------------------------------
      1,946,000   Dongfeng Motor Group
                  Co. Ltd. Cl H(1)                                          402
--------------------------------------------------------------------------------
      5,713,000   Foxconn International
                  Holdings Ltd.(1)(2)                                     7,441
--------------------------------------------------------------------------------
      4,754,000   Global Bio-Chem Technology
                  Group Co. Ltd.                                          2,054
--------------------------------------------------------------------------------
      4,166,000   Sinopec Zhenhai Refining
                  & Chemical Co. Ltd. Cl H                                5,480
--------------------------------------------------------------------------------
                                                                         27,812
--------------------------------------------------------------------------------

PERU -- 1.0%
--------------------------------------------------------------------------------
        119,683   Compania de Minas
                  Buenaventura SAu ADR                                    3,354
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
18

Emerging Markets - Schedule of Investments

NOVEMBER 30, 2005

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

POLAND -- 1.8%
--------------------------------------------------------------------------------
        318,120   Bank Millennium SA(1)                                $    442
--------------------------------------------------------------------------------
         57,945   BRE Bank SA(1)                                          2,796
--------------------------------------------------------------------------------
        131,017   TVN SA(1)                                               2,805
--------------------------------------------------------------------------------
                                                                          6,043
--------------------------------------------------------------------------------

QATAR -- 0.3%
--------------------------------------------------------------------------------
         40,170   Qatar Real Estate Investment(1)                           866
--------------------------------------------------------------------------------

RUSSIAN FEDERATION -- 6.7%
--------------------------------------------------------------------------------
         15,668   Efes Breweries International
                  N.V. GDR(1)                                               497
--------------------------------------------------------------------------------
         43,811   LUKOIL                                                  2,497
--------------------------------------------------------------------------------
        182,418   NovaTek OAO GDR                                         4,105
--------------------------------------------------------------------------------
         13,647   OAO Gazprom ADR(1)                                        966
--------------------------------------------------------------------------------
        350,221   Pyaterochka Holding N.V. GDR(1)                         8,100
--------------------------------------------------------------------------------
          3,751   Sberbank RF                                             4,160
--------------------------------------------------------------------------------
        619,936   VolgaTelecom                                            2,269
--------------------------------------------------------------------------------
                                                                         22,594
--------------------------------------------------------------------------------

SOUTH AFRICA -- 12.6%
--------------------------------------------------------------------------------
         91,007   Anglo American Platinum Corp. Ltd.                      6,027
--------------------------------------------------------------------------------
        232,714   Anglo American plc                                      7,277
--------------------------------------------------------------------------------
        730,240   Harmony Gold Mining Co. Limited(1)(2)                   9,022
--------------------------------------------------------------------------------
         67,434   Impala Platinum Holdings Limited                        8,827
--------------------------------------------------------------------------------
        306,852   Kumba Resources Ltd.                                    4,752
--------------------------------------------------------------------------------
         52,441   Net 1 UEPS Technologies Inc.(1)                         1,220
--------------------------------------------------------------------------------
         40,494   Pretoria Portland Cement Co. Ltd.                       1,942
--------------------------------------------------------------------------------
        162,968   Telkom SA Ltd.                                          3,303
--------------------------------------------------------------------------------
                                                                         42,370
--------------------------------------------------------------------------------

SOUTH KOREA -- 16.2%
--------------------------------------------------------------------------------
          4,450   Amorepacific Corp.                                      1,446
--------------------------------------------------------------------------------
        118,331   DK UIL Co. Ltd.                                         1,940
--------------------------------------------------------------------------------
        102,030   Hana Bank                                               4,211
--------------------------------------------------------------------------------
         96,866   Humax Co. Ltd.                                          2,601
--------------------------------------------------------------------------------
         99,480   Hynix Semiconductor Inc.(1)                             2,101
--------------------------------------------------------------------------------
        189,200   Hyundai Engineering & Construction(1)                   7,471
--------------------------------------------------------------------------------
         95,386   Kookmin Bank ADR(1)(2)                                  6,295
--------------------------------------------------------------------------------
         66,400   LG Card Co. Ltd.(1)                                     3,246
--------------------------------------------------------------------------------
        112,230   Samsung Electro-Mechanics Co. Ltd.                      3,734
--------------------------------------------------------------------------------
         12,650   Samsung Electronics                                     7,295
--------------------------------------------------------------------------------
        164,080   Shinhan Financial Group Co., Ltd.                       6,328
--------------------------------------------------------------------------------
          9,850   Shinsegae Co. Ltd.                                      4,061
--------------------------------------------------------------------------------
        381,400   Ssangyong Motor Co.(1)                                  3,464
--------------------------------------------------------------------------------
                                                                         54,193
--------------------------------------------------------------------------------

SPAIN -- 1.7%
--------------------------------------------------------------------------------
        191,363   Repsol YPF, SA(2)                                       5,644
--------------------------------------------------------------------------------

SWEDEN -- 1.3%
--------------------------------------------------------------------------------
        164,164   Oriflame Cosmetics SA                                   4,322
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

TAIWAN (REPUBLIC OF CHINA) -- 10.1%
--------------------------------------------------------------------------------
      3,633,102   Chi Mei Optoelectronics Corp.                        $  4,417
--------------------------------------------------------------------------------
      2,139,300   Compal Communications Inc.                              6,575
--------------------------------------------------------------------------------
      4,054,000   Compal Electronics Inc.                                 3,563
--------------------------------------------------------------------------------
         89,000   Johnson Health Tech Co. Ltd.(1)                           352
--------------------------------------------------------------------------------
      6,608,288   King Yuan Electronics Co. Ltd.                          4,890
--------------------------------------------------------------------------------
        302,500   Largan Precision Co. Ltd.                               3,750
--------------------------------------------------------------------------------
      2,951,000   Test-Rite International Co.                             1,937
--------------------------------------------------------------------------------
      1,424,000   Wistron Corp.(1)                                        1,767
--------------------------------------------------------------------------------
      3,151,000   Wistron NeWeb Corp.(1)                                  6,675
--------------------------------------------------------------------------------
                                                                         33,926
--------------------------------------------------------------------------------

THAILAND -- 1.5%
--------------------------------------------------------------------------------
      4,869,200   Amata Corp. plc                                         1,641
--------------------------------------------------------------------------------
     14,728,700   Krung Thai Bank Public Co. Ltd.                         3,554
--------------------------------------------------------------------------------
                                                                          5,195
--------------------------------------------------------------------------------

TURKEY -- 3.1%
--------------------------------------------------------------------------------
        628,448   Denizbank AS(1)                                         4,239
--------------------------------------------------------------------------------
        357,183   Eczacibasi Ilac Sanayi                                  1,280
--------------------------------------------------------------------------------
        171,371   Tupras Turkiye Petrol Rafine(1)                         3,007
--------------------------------------------------------------------------------
        404,219   Turkiye Vakiflar
                  Bankasi Tao Cl D(1)                                     1,997
--------------------------------------------------------------------------------
                                                                         10,523
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $264,652)                                                         320,581
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 2.6%
--------------------------------------------------------------------------------

BRAZIL -- 2.6%
--------------------------------------------------------------------------------
         87,109   Bradespar SA                                            2,362
--------------------------------------------------------------------------------
     59,200,000   Cia Energetica de Minas Gerais                          2,388
--------------------------------------------------------------------------------
        174,600   Usinas Siderurgicas
                  de Minas Gerais SA                                      4,079
--------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost $6,795)                                                             8,829
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 4.5%
--------------------------------------------------------------------------------
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 2.75% -- 4.18%,
2/9/06 -- 11/15/09, valued at $15,298),
in a joint trading account at 3.93%,
dated 11/30/05, due 12/1/05
(Delivery value $15,002)
(Cost $15,000)                                                           15,000
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
19

Emerging Markets - Schedule of Investments

NOVEMBER 30, 2005

                              ($ IN THOUSANDS)                            Value
--------------------------------------------------------------------------------

COLLATERAL RECEIVED FOR
SECURITIES LENDING(4) -- 7.6%
--------------------------------------------------------------------------------
Repurchase Agreement, Morgan Stanley
Group, Inc., (collateralized by various
U.S. Government Agency obligations
in a pooled account at the lending agent),
4.02%, dated 11/30/05, due 12/1/05
(Delivery value $4,424)                                                $  4,424
--------------------------------------------------------------------------------
Repurchase Agreement, UBS AG,
(collateralized by various U.S. Government
Agency obligations in a pooled account
at the lending agent), 4.06%, dated 11/30/05,
due 12/1/05 (Delivery value $21,227)                                     21,225
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED
FOR SECURITIES LENDING
(Cost $25,649)                                                           25,649
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES -- 109.8%
(Cost $312,096)                                                         370,059
--------------------------------------------------------------------------------
OTHER ASSETS
AND LIABILITIES -- (9.8)%                                               (33,068)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                             $336,991
================================================================================

MARKET SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
(AS A % OF NET ASSETS)
--------------------------------------------------------------------------------
Information Technology                                                    18.9%
--------------------------------------------------------------------------------
Materials                                                                 16.6%
--------------------------------------------------------------------------------
Financials                                                                14.8%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    11.6%
--------------------------------------------------------------------------------
Energy                                                                    10.7%
--------------------------------------------------------------------------------
Consumer Staples                                                          10.4%
--------------------------------------------------------------------------------
Telecommunication Services                                                 7.0%
--------------------------------------------------------------------------------
Health Care                                                                3.0%
--------------------------------------------------------------------------------
Industrials                                                                2.9%
--------------------------------------------------------------------------------
Utilities                                                                  1.8%
--------------------------------------------------------------------------------
Cash and cash equivalents(+)                                               2.3%
--------------------------------------------------------------------------------

(+) Includes temporary cash investments, collateral received for securities lending, and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of November 30, 2005.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.
    The aggregate value of restricted securities as of November 30, 2005, was
    $1,607 (in thousands) which represented 0.5% of total net assets.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 5 in
    Notes to Financial Statements.)

A fair valued security is one which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of
Directors. The aggregate value of fair valued securities as of November 30,
2005, was $6,220 (in thousands), which represented 1.8% of total net assets.

See Notes to Financial Statements.

------
20

Global Growth - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2005
-----------------------------------------------------------------------------------
                                            --------------------------
                                              AVERAGE ANNUAL RETURNS
-----------------------------------------------------------------------------------
                                                             SINCE      INCEPTION
                                    1 YEAR     5 YEARS     INCEPTION       DATE
-----------------------------------------------------------------------------------
INVESTOR CLASS                      18.87%      1.93%       10.36%       12/1/98
-----------------------------------------------------------------------------------
MSCI WORLD FREE INDEX               11.20%      2.06%        3.11%(1)       --
-----------------------------------------------------------------------------------
AVERAGE RETURN OF LIPPER'S
GLOBAL LARGE-CAP GROWTH FUNDS(2)    10.59%     -1.05%        3.69%(3)       --
-----------------------------------------------------------------------------------
Fund's Lipper Ranking
as of 11/30/05(2)                  3 of 61     9 of 46     1 of 31(3)       --
-----------------------------------------------------------------------------------
Fund's Lipper Ranking
as of 12/31/05(2)                  5 of 61    10 of 46     1 of 31(3)       --
-----------------------------------------------------------------------------------
Institutional Class                 19.22%      2.14%       -0.02%        8/1/00
-----------------------------------------------------------------------------------
Advisor Class                       18.62%      1.64%        8.62%        2/5/99
-----------------------------------------------------------------------------------
C Class                             17.83%       --          9.36%        3/1/02
-----------------------------------------------------------------------------------
R Class                               --         --          5.85%(4)    7/29/05
-----------------------------------------------------------------------------------

(1) Since 11/30/98, the date nearest the Investor Class's inception for which data are available.

(2) Data provided by Lipper Inc. - A Reuters Company. All rights reserved. Any copying, republication or redistribution of  Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    Lipper Fund Performance - Performance data is total return, and is preliminary and subject to revision.

    Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 12/3/98, the date nearest the Investor Class's inception for which data are available.

(4) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
21

Global Growth - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made December 1, 1998

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended November 30
--------------------------------------------------------------------------------
                        1999*   2000     2001     2002    2003    2004    2005
--------------------------------------------------------------------------------
Investor Class         66.60%   8.81%  -23.62%  -12.78%  20.22%  15.59%  18.87%
--------------------------------------------------------------------------------
MSCI World Free Index  21.11%  -7.64%  -16.01%  -15.27%  19.17%  17.43%  11.20%
--------------------------------------------------------------------------------

* From 12/1/98, the Investor Class's inception date. Index data from 11/30/98, the date nearest the Investor Class's inception for which data are available.
  Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
22

Global Growth - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE GLOBAL GROWTH INVESTMENT TEAM:
KEITH CREVELING AND HELEN O'DONNELL.

Global Growth gained 18.87%* during the 12 months ended November 30, 2005, outperforming its benchmark, the Morgan Stanley Capital International (MSCI)
World Free Index, which returned 11.20%.

PORTFOLIO OUTPERFORMS PEERS

Global Growth also topped the average 10.59% return of the Global Large-Cap
Growth Funds tracked by Lipper Inc., finishing in the 5th percentile, or third out 61 funds, for the fiscal year. For the three-year period, the portfolio returned an annual 18.21% versus the 13.87% average for the Lipper category, outperforming all but two of 53 funds to finish in the 6th percentile. For the five-year period, Global Growth returned 1.93%, compared with the Lipper average of negative 1.05%. outperforming all but eight of 46 funds and finishing in the
20th percentile.

MARKETS RESILIENT

During the period, many of the world's equity markets demonstrated resilience in the face of surging prices for oil and other commodities, a terrorist attack in
London, destructive hurricanes and numerous interest-rate increases by the U.S.
Federal Reserve. In this environment, all of the sectors in which Global Growth was invested contributed to total return. On a relative basis, Global Growth's investments in most sectors outperformed the MSCI World Free Index, with health care providing the most excess performance. The utilities sector detracted most from relative performance.

FINANCIALS GAIN, OUTPERFORM

Financials contributed most to absolute return. The largest contribution from a security in the sector came from Japan's ORIX Corp., a financial services company, which is benefiting from Japan's improving economy and loan demand.
Prudential Financial Inc., one of the largest U.S. life insurers, topped the list of contributors in the insurance industry. The company benefited from strong sales of its expanded product offering in the annuity business. We also benefited from a transaction involving Hansapank, the Baltic region's largest lender. During the period, Sweden's Swedbank, which owned part of

TOP TEN HOLDINGS
AS OF NOVEMBER 30, 2005
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       11/30/05               5/31/05
--------------------------------------------------------------------------------
American Tower
Corp. Cl A                                2.0%                  1.6%
--------------------------------------------------------------------------------
ORIX Corporation                          1.7%                  1.5%
--------------------------------------------------------------------------------
BHP Billiton Limited                      1.7%                  1.5%
--------------------------------------------------------------------------------
Procter & Gamble
Co. (The)                                 1.6%                  0.7%
--------------------------------------------------------------------------------
Microsoft Corporation                     1.5%                   --
--------------------------------------------------------------------------------
Genentech, Inc.                           1.5%                  1.8%
--------------------------------------------------------------------------------
Schlumberger Ltd.                         1.5%                  1.2%
--------------------------------------------------------------------------------
Suncor Energy Inc.                        1.5%                   --
--------------------------------------------------------------------------------
Corning Inc.                              1.4%                  1.3%
--------------------------------------------------------------------------------
General Electric Co.                      1.3%                  2.0%
--------------------------------------------------------------------------------

* All fund returns referenced in this commentary
  are for Investor Class shares.                                    (continued)

------
23

Global Growth - Portfolio Commentary

Hansapank, acquired nearly all of the balance it did not already own, increasing
Hansapank's share price.

HEALTH CARE BOOSTS PORTFOLIO

Global Growth's health care companies made the second-largest contribution to the portfolio's total return. Holdings in the biotechnology industry led the advance, with California-based Genentech Inc. making the largest contribution to the portfolio. Genentech, a top-10 holding, reported a number of positive developments regarding drugs used to treat various types of cancer.

Several other holdings in the health care sector were among the period's top contributors, including Aetna Inc., one of the largest health-insurance providers in the U.S., and Switzerland's Roche Holding AG, the world's biggest maker of cancer medicines and diagnostic tests. Our investments in the health care sector also outperformed the MSCI World Free Index, making the largest contribution to the portfolio's relative performance.

ENERGY LIFTS RETURN

Global Growth's position in the energy sector made the third-largest contribution to the portfolio's return. Two producers of natural gas, Canada's
Encana Corp., and XTO Energy Inc. in the U.S., topped the list of contributors as they benefited from expanded production and rising prices. Exxon Mobil Corp.
and France's Total, both top-10 positions on average, also contributed to return.

REGARDING OUR TEAM

Global Growth is now co-managed by Keith Creveling, vice president, and Helen
O'Donnell, who has served as a senior investment analyst on Global Growth since
2000. Creveling, who continues to co-manage our International Growth strategy, has been with American Century since 1999. Former manager Matt Hudson resigned in November.

Despite the changes, we remain committed to looking for stocks of growing companies in the U.S. and abroad. The investment strategy of this fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenue and/or cash flow.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       11/30/05               5/31/05
--------------------------------------------------------------------------------
U.S. Common Stocks                       45.7%                 48.3%
--------------------------------------------------------------------------------
Foreign Common Stocks                    50.9%                 49.4%
--------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    96.6%                 97.7%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          3.8%                  1.8%
--------------------------------------------------------------------------------
Other Assets
and Liabilities(1)                      (0.4)%                  0.5%
--------------------------------------------------------------------------------

(1) Includes collateral received for securities lending and other assets and liabilties.

INVESTMENTS BY COUNTRY
AS OF NOVEMBER 30, 2005
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       11/30/05               5/31/05
--------------------------------------------------------------------------------
United States                            45.7%                 48.3%
--------------------------------------------------------------------------------
Japan                                    11.6%                  8.4%
--------------------------------------------------------------------------------
Switzerland                               5.6%                  5.4%
--------------------------------------------------------------------------------
France                                    4.6%                  5.4%
--------------------------------------------------------------------------------
United Kingdom                            4.5%                  4.3%
--------------------------------------------------------------------------------
Germany                                   2.8%                  3.1%
--------------------------------------------------------------------------------
Netherlands                               2.4%                  3.4%
--------------------------------------------------------------------------------
Greece                                    2.2%                  2.4%
--------------------------------------------------------------------------------
South Korea                               2.0%                  1.5%
--------------------------------------------------------------------------------
Other Countries                          15.2%                 15.5%
--------------------------------------------------------------------------------
Cash and Equivalents(2)                   3.4%                  2.3%
--------------------------------------------------------------------------------

(2) Includes temporary cash investments, collateral received for securities lending, and other assets and liabilties.

------
24

Global Growth - Schedule of Investments

NOVEMBER 30, 2005

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 96.6%
--------------------------------------------------------------------------------

AUSTRALIA -- 1.7%
--------------------------------------------------------------------------------
        410,685   BHP Billiton Limited                                 $  6,642
--------------------------------------------------------------------------------

AUSTRIA -- 1.1%
--------------------------------------------------------------------------------
         82,000   Erste Bank der Oesterreichischen
                  Sparkassen AG                                           4,371
--------------------------------------------------------------------------------

BELGIUM -- 1.1%
--------------------------------------------------------------------------------
         51,600   KBC Groupe                                              4,488
--------------------------------------------------------------------------------

CANADA -- 1.5%
--------------------------------------------------------------------------------
        101,021   Suncor Energy Inc.                                      5,751
--------------------------------------------------------------------------------

CHANNEL ISLANDS -- 0.9%
--------------------------------------------------------------------------------
        127,710   Amdocs Ltd.(1)                                          3,375
--------------------------------------------------------------------------------

FRANCE -- 4.6%
--------------------------------------------------------------------------------
        128,171   Axa SA                                                  3,868
--------------------------------------------------------------------------------
         29,630   Schneider Electric SA                                   2,559
--------------------------------------------------------------------------------
         32,400   Societe Generale                                        3,863
--------------------------------------------------------------------------------
         18,650   Total SA(2)                                             4,671
--------------------------------------------------------------------------------
         38,000   Vinci SA(2)                                             3,029
--------------------------------------------------------------------------------
                                                                         17,990
--------------------------------------------------------------------------------

GERMANY -- 2.8%
--------------------------------------------------------------------------------
         47,290   Continental AG                                          4,010
--------------------------------------------------------------------------------
         66,300   Hypo Real Estate Holding AG                             3,456
--------------------------------------------------------------------------------
         18,500   SAP AG                                                  3,346
--------------------------------------------------------------------------------
                                                                         10,812
--------------------------------------------------------------------------------

GREECE -- 2.2%
--------------------------------------------------------------------------------
        141,080   EFG Eurobank Ergasias SA                                4,485
--------------------------------------------------------------------------------
        139,000   Greek Organization of Football
                  Prognostics SA                                          4,285
--------------------------------------------------------------------------------
                                                                          8,770
--------------------------------------------------------------------------------

HONG KONG -- 0.4%
--------------------------------------------------------------------------------
      1,090,981   Link Real Estate
                  Investment Trust (The)(1)                               1,695
--------------------------------------------------------------------------------

INDIA -- 0.9%
--------------------------------------------------------------------------------
        112,361   Tata Consultancy Services Ltd.                          3,719
--------------------------------------------------------------------------------

IRELAND -- 1.5%
--------------------------------------------------------------------------------
        255,000   Anglo Irish Bank Corporation                            3,506
--------------------------------------------------------------------------------
         45,000   Ryanair Holdings plc ADR(1)                             2,242
--------------------------------------------------------------------------------
                                                                          5,748
--------------------------------------------------------------------------------

ITALY -- 0.6%
--------------------------------------------------------------------------------
         78,000   Assicurazioni Generali SpA                              2,423
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

JAPAN -- 11.6%
--------------------------------------------------------------------------------
         71,700   AEON Mall Co., Ltd.                                  $  3,166
--------------------------------------------------------------------------------
        113,000   Chugai Pharmaceutical Co. Ltd.(2)                       2,551
--------------------------------------------------------------------------------
            959   Dentsu Inc.(2)                                          2,585
--------------------------------------------------------------------------------
         88,400   Hoya Corp.                                              3,195
--------------------------------------------------------------------------------
        127,000   JSR Corp.(2)                                            3,095
--------------------------------------------------------------------------------
         31,100   ORIX Corporation                                        6,712
--------------------------------------------------------------------------------
        315,000   Sharp Corp.(2)                                          4,879
--------------------------------------------------------------------------------
        602,000   Shinsei Bank Ltd.                                       3,376
--------------------------------------------------------------------------------
        671,000   Sumitomo Chemical
                  Company, Limited                                        4,184
--------------------------------------------------------------------------------
            435   Sumitomo Mitsui Financial
                  Group Inc.                                              4,103
--------------------------------------------------------------------------------
        243,000   Sumitomo Realty &
                  Development Co. Ltd.                                    4,052
--------------------------------------------------------------------------------
         49,500   Tokyo Electron Ltd.                                     3,003
--------------------------------------------------------------------------------
                                                                         44,901
--------------------------------------------------------------------------------

MEXICO -- 0.9%
--------------------------------------------------------------------------------
        123,000   America Movil SA de
                  CV Series L ADR                                         3,533
--------------------------------------------------------------------------------

NETHERLANDS -- 2.4%
--------------------------------------------------------------------------------
        116,924   ING Groep N.V.                                          3,794
--------------------------------------------------------------------------------
         60,500   Schlumberger Ltd.                                       5,792
--------------------------------------------------------------------------------
                                                                          9,586
--------------------------------------------------------------------------------

PEOPLE'S REPUBLIC OF CHINA -- 0.9%
--------------------------------------------------------------------------------
     10,323,589   China Construction Bank Cl H(1)                         3,395
--------------------------------------------------------------------------------

SOUTH KOREA -- 2.0%
--------------------------------------------------------------------------------
         43,250   Hyundai Motor Company                                   3,570
--------------------------------------------------------------------------------
          7,590   Samsung Electronics                                     4,377
--------------------------------------------------------------------------------
                                                                          7,947
--------------------------------------------------------------------------------

SPAIN -- 1.2%
--------------------------------------------------------------------------------
        385,771   Cintra Concesiones
                  de Infraestructuras
                  de Transporte SA(2)                                     4,713
--------------------------------------------------------------------------------

SWEDEN -- 1.7%
--------------------------------------------------------------------------------
         17,950   Nobel Biocare Holding AG                                4,088
--------------------------------------------------------------------------------
        821,270   Telefonaktiebolaget LM
                  Ericsson B Shares                                       2,686
--------------------------------------------------------------------------------
                                                                          6,774
--------------------------------------------------------------------------------

SWITZERLAND -- 5.6%
--------------------------------------------------------------------------------
        493,250   ABB Ltd.(1)                                             4,332
--------------------------------------------------------------------------------
         24,988   Actelion N.V.(1)(2)                                     2,442
--------------------------------------------------------------------------------
         90,620   Compagnie Financiere
                  Richemont AG Cl A                                       3,583
--------------------------------------------------------------------------------
         73,500   Novartis AG                                             3,848
--------------------------------------------------------------------------------
         28,500   Roche Holding AG                                        4,283
--------------------------------------------------------------------------------
         39,422   UBS AG                                                  3,636
--------------------------------------------------------------------------------
                                                                         22,124
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
25

Global Growth - Schedule of Investments

NOVEMBER 30, 2005

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

TAIWAN (REPUBLIC OF CHINA) -- 0.8%
--------------------------------------------------------------------------------
      4,595,033   Advanced Semiconductor
                  Engineering Inc.                                     $  3,311
--------------------------------------------------------------------------------

UNITED KINGDOM -- 4.5%
--------------------------------------------------------------------------------
        500,000   Carphone Warehouse Group plc                            1,990
--------------------------------------------------------------------------------
        164,542   Man Group plc                                           5,049
--------------------------------------------------------------------------------
        138,765   Reckitt Benckiser plc                                   4,294
--------------------------------------------------------------------------------
        170,110   Standard Chartered plc                                  3,640
--------------------------------------------------------------------------------
        506,920   Tesco plc                                               2,655
--------------------------------------------------------------------------------
                                                                         17,628
--------------------------------------------------------------------------------

UNITED STATES -- 45.7%
--------------------------------------------------------------------------------
         44,200   Aetna Inc.                                              4,088
--------------------------------------------------------------------------------
         77,700   American Express Co.                                    3,995
--------------------------------------------------------------------------------
         54,900   American International Group, Inc.                      3,686
--------------------------------------------------------------------------------
        283,000   American Tower Corp. Cl A(1)                            7,723
--------------------------------------------------------------------------------
         67,500   Boeing Co.                                              4,603
--------------------------------------------------------------------------------
         79,350   Carnival Corporation                                    4,324
--------------------------------------------------------------------------------
         48,000   Caterpillar Inc.                                        2,773
--------------------------------------------------------------------------------
         58,350   Citigroup Inc.                                          2,833
--------------------------------------------------------------------------------
        148,000   Comcast Corporation(1)                                  3,907
--------------------------------------------------------------------------------
        138,500   Constellation Brands Inc.(1)                            3,271
--------------------------------------------------------------------------------
        266,000   Corning Inc.(1)                                         5,387
--------------------------------------------------------------------------------
         25,000   Corporate Executive
                  Board Co. (The)(2)                                      2,163
--------------------------------------------------------------------------------
         80,200   Danaher Corp.                                           4,452
--------------------------------------------------------------------------------
        103,400   eBay Inc.(1)                                            4,633
--------------------------------------------------------------------------------
        273,400   EMC Corp.(1)                                            3,808
--------------------------------------------------------------------------------
         81,200   Exxon Mobil Corp.                                       4,712
--------------------------------------------------------------------------------
         51,000   Gen-Probe Inc.(1)(2)                                    2,355
--------------------------------------------------------------------------------
         60,910   Genentech, Inc.(1)                                      5,824
--------------------------------------------------------------------------------
        147,800   General Electric Co.                                    5,279
--------------------------------------------------------------------------------
         23,470   Goldman Sachs Group, Inc. (The)                         3,026
--------------------------------------------------------------------------------
         51,200   Harrah's Entertainment, Inc.                            3,486
--------------------------------------------------------------------------------
         66,500   Johnson & Johnson                                       4,106
--------------------------------------------------------------------------------
         52,000   Kohl's Corp.(1)                                         2,392
--------------------------------------------------------------------------------
        103,233   Las Vegas Sands Corp.(1)(2)                             4,306
--------------------------------------------------------------------------------
        109,000   McAfee Inc.(1)                                          3,031
--------------------------------------------------------------------------------
         84,510   Medtronic, Inc.                                         4,696
--------------------------------------------------------------------------------
        211,000   Microsoft Corporation                                   5,847
--------------------------------------------------------------------------------
         57,000   Monsanto Co.                                            4,176
--------------------------------------------------------------------------------
        114,906   Monster Worldwide Inc.(1)                               4,470
--------------------------------------------------------------------------------
        209,110   Motorola, Inc.                                          5,037
--------------------------------------------------------------------------------
         62,200   Nabors Industries Ltd.(1)                               4,354
--------------------------------------------------------------------------------
         53,361   National Financial Partners Corp.(2)                    2,707
--------------------------------------------------------------------------------
         57,500   Noble Corp.                                             4,144
--------------------------------------------------------------------------------
        111,762   Procter & Gamble Co. (The)                              6,391

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

         48,156   Prudential Financial Inc.                            $  3,727
--------------------------------------------------------------------------------
         78,200   SLM Corporation                                         4,110
--------------------------------------------------------------------------------
        174,597   Sprint Nextel Corp.                                     4,372
--------------------------------------------------------------------------------
         52,750   Textron Inc.                                            4,162
--------------------------------------------------------------------------------
         66,000   UnitedHealth Group Incorporated                         3,951
--------------------------------------------------------------------------------
        134,408   XM Satellite Radio
                  Holdings Inc. Cl A(1)(2)                                3,933
--------------------------------------------------------------------------------
        102,566   XTO Energy Inc.                                         4,173
--------------------------------------------------------------------------------
        126,300   Yahoo! Inc.(1)                                          5,081
--------------------------------------------------------------------------------
         51,200   Zimmer Holdings Inc.(1)                                 3,210
--------------------------------------------------------------------------------
                                                                        178,704
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $279,996)                                                         378,400
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 3.8%
--------------------------------------------------------------------------------
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 2.75% -- 4.18%,
2/9/06 -- 11/15/09, valued at $15,196),
in a joint trading account at 3.93%,
dated 11/30/05, due 12/1/05
(Delivery value $14,902)
(Cost $14,900)                                                           14,900
--------------------------------------------------------------------------------

COLLATERAL RECEIVED FOR
SECURITIES LENDING(3) -- 8.2%
--------------------------------------------------------------------------------
Repurchase Agreement, Morgan Stanley
Group, Inc., (collateralized by various
U.S. Government Agency obligations in
a pooled account at the lending agent),
4.02%, dated 11/30/05, due 12/1/05
(Delivery value $3,713)                                                   3,713
--------------------------------------------------------------------------------
Repurchase Agreement, UBS AG,
(collateralized by various U.S. Government
Agency obligations in a pooled account
at the lending agent), 4.06%, dated 11/30/05,
due 12/1/05 (Delivery value $28,486)                                     28,483
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED
FOR SECURITIES LENDING
(Cost $32,196)                                                           32,196
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES -- 108.6%
(Cost $327,092)                                                         425,496
--------------------------------------------------------------------------------
OTHER ASSETS
AND LIABILITIES -- (8.6)%                                               (33,706)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                             $391,790
================================================================================

See Notes to Financial Statements.                                  (continued)

------
26

Global Growth - Schedule of Investments

NOVEMBER 30, 2005

MARKET SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
(AS A % OF NET ASSETS)
--------------------------------------------------------------------------------
Financials                                                                24.8%
---------------------------------------------------------------------------------
Information Technology                                                    14.1%
---------------------------------------------------------------------------------
Consumer Discretionary                                                    13.2%
---------------------------------------------------------------------------------
Health Care                                                               11.6%
---------------------------------------------------------------------------------
Industrials                                                               11.5%
---------------------------------------------------------------------------------
Energy                                                                     8.6%
---------------------------------------------------------------------------------
Materials                                                                  4.6%
---------------------------------------------------------------------------------
Consumer Staples                                                           4.2%
---------------------------------------------------------------------------------
Telecommunication Services                                                 4.0%
---------------------------------------------------------------------------------
Cash and cash equivalents(+)                                               3.4%
---------------------------------------------------------------------------------

(+) Includes temporary cash investments, collateral received for securities lending, and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of November 30, 2005.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 5 in
    Notes to Financial Statements.)

See Notes to Financial Statements.

------
27

International Opportunities - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2005
--------------------------------------------------------------------------------
                                                    ---------------
                                                     AVERAGE ANNUAL
                                                        RETURNS
--------------------------------------------------------------------------------
                                                         SINCE        INCEPTION
                                         1 YEAR        INCEPTION        DATE
--------------------------------------------------------------------------------
INVESTOR CLASS                           35.28%        23.95%          6/1/01
--------------------------------------------------------------------------------
S&P/CITIGROUP EMI GROWTH WORLD EX-US     19.21%        11.12%(1)         --
--------------------------------------------------------------------------------
Institutional Class                      35.53%        41.80%          1/9/03
--------------------------------------------------------------------------------

(1) Since 5/31/01, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
28

International Opportunities - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made June 1, 2001

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended November 30
--------------------------------------------------------------------------------
                                   2001*    2002    2003    2004    2005
--------------------------------------------------------------------------------
Investor Class                    -2.60%   -2.87%  61.54%  27.14%  35.28%
--------------------------------------------------------------------------------
S&P/Citigroup EMI Growth
World ex-US                      -14.51%  -10.96%  38.79%  27.58%  19.21%
--------------------------------------------------------------------------------

* From 6/1/01, the Investor Class's inception date. Index data from 5/31/01, the date nearest the Investor Class's inception for which data are available.
  Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
29

International Opportunities - Portfolio Commentary

[photo of investment team]

PORTFOLIO MANAGERS ON THE INTERNATIONAL OPPORTUNITIES INVESTMENT TEAM:
FEDERICO LAFFAN AND TREVOR GURWICH.

International Opportunities gained 35.28%* during the 12 months ended November
30, 2005, far outdistancing its benchmark, the S&P/Citigroup EMI (Extended
Market Index) Growth World ex-US, which returned 19.21%. International
Opportunities also outpaced the 22.80% return of Foreign Small/Mid-Growth peer group tracked by Morningstar.**

OVERSEAS MARKETS CLIMB

Many overseas equity markets advanced during the 12-month period, demonstrating their resilience in the face of surging prices for commodities, especially oil, a terrorist attack in London, destructive hurricanes and numerous interest-rate increases by the U.S. Federal Reserve.

Against that backdrop, International Opportunities achieved positive absolute contributions from each of its sector positions and outdistanced its benchmark -- results attributable almost entirely to effective security selection. In addition, we accomplished those gains despite the fact that the movement of the dollar versus other currencies diminished the fund's return.

CONSUMER STOCKS PACE GAINS

The economically sensitive companies of the consumer discretionary sector, on average our largest single stake, made the greatest contributions to both absolute and relative performance. Our complement of household durables holdings registered the best finish, led by Japan's Hitachi Koki, which makes power tools.

SUCCESS IN RETAIL, REAL ESTATE

Investments among specialty retailers proved rewarding and produced one of the portfolio's top stocks, Japan's Point Inc. Late in the year, the clothing-store company reported double-digit growth in both same-store sales and in the number of customers visiting its stores, news that supported the stock's climb.

TOP TEN HOLDINGS
AS OF NOVEMBER 30, 2005
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        11/30/05               5/31/05
--------------------------------------------------------------------------------
Daifuku Co. Ltd.                          1.7%                   --
--------------------------------------------------------------------------------
KK DaVinci Advisors                       1.6%                   --
--------------------------------------------------------------------------------
Hitachi Koki Co., Ltd.                    1.6%                  1.0%
--------------------------------------------------------------------------------
Urban Corp.                               1.6%                  1.8%
--------------------------------------------------------------------------------
Cosco Investment
Singapore Limited                         1.6%                  2.2%
--------------------------------------------------------------------------------
Point Inc.                                1.6%                  1.1%
--------------------------------------------------------------------------------
Nabtesco Corp.                            1.6%                   --
--------------------------------------------------------------------------------
Tsumura & Co.                             1.5%                  0.9%
--------------------------------------------------------------------------------
Tomra Systems ASA                         1.5%                   --
--------------------------------------------------------------------------------
Elekta AB Cl B                            1.4%                  1.7%
--------------------------------------------------------------------------------

* All fund returns referenced in this commentary are for Investor Class shares.
** (c) 2005 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers;
   (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
                                                                    (continued)

------
30

International Opportunities - Portfolio Commentary

Elsewhere, we found opportunity in the real estate industry, led by Japan's
Urban Corporation. In September, the firm, which specializes in the sale and management of condominiums, reported solid first-half earnings driven by continued growth in the real estate market and higher lease rates for quality properties.

We believe the strength in both companies' performance reflects the abatement of
Japan's long-standing deflation difficulty, which has in turn created a positive environment for firms such as these by affording them greater pricing power.

INDUSTRIALS LEND STRENGTH

Our stake in the industrials sector, on average our second-largest position, significantly augmented returns. Cosco Investment Singapore Limited, on average the largest of the portfolio's top-ten holdings, finished as the top-contributing stock. Cosco, a bulk carrier unit of China's largest shipping company, continued to enjoy soaring charter rates driven by China's vibrant economy. Cosco also benefited from increased demand for its ship-repair services, a growing portion of its business. Both factors were catalysts behind the earnings growth that drew our interest. Cosco repeatedly announced profits during the period that had reached new record highs.

INDIVIDUAL SHORTFALLS

Despite overwhelmingly positive results, we nevertheless experienced some disappointments. One was Singapore-based Accord Customer Care Solutions, a leading provider of servicing for mobile communication and electronic devices in the Asia-Pacific region. We owned the stock earlier in the year, and it declined sharply following investigations of accounting irregularities. Though we eliminated the position, it was not before incurring damage, and this was the year's top-detracting name.

A FINAL NOTE

In February 2005, Lynette Schroeder departed American Century. Portfolio manager
Federico Laffan remains at the helm and was joined in August by portfolio manager Trevor Gurwich, who has been with American Century since 1998.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       11/30/05               5/31/05
--------------------------------------------------------------------------------
Common Stocks                            95.5%                 94.6%
--------------------------------------------------------------------------------
Preferred Stocks                          0.7%                  0.6%
--------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    96.2%                 95.2%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          3.2%                  0.8%
--------------------------------------------------------------------------------
Other Assets
and Liabilities(1)                        0.6%                  4.0%
--------------------------------------------------------------------------------

(1) Includes collateral received for securities lending and other assets and liabilities.

INVESTMENTS BY COUNTRY
AS OF NOVEMBER 30, 2005
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       11/30/05               5/31/05
--------------------------------------------------------------------------------
Japan                                    26.8%                 16.5%
--------------------------------------------------------------------------------
Germany                                  10.5%                  8.1%
--------------------------------------------------------------------------------
France                                    8.3%                  8.5%
--------------------------------------------------------------------------------
United Kingdom                            7.8%                  9.2%
--------------------------------------------------------------------------------
Norway                                    6.2%                  6.1%
--------------------------------------------------------------------------------
Sweden                                    6.0%                  5.4%
--------------------------------------------------------------------------------
Netherlands                               5.1%                  7.2%
--------------------------------------------------------------------------------
Italy                                     4.4%                  3.9%
--------------------------------------------------------------------------------
Canada                                    2.3%                  3.1%
--------------------------------------------------------------------------------
Singapore                                 2.1%                  3.7%
--------------------------------------------------------------------------------
Spain                                     2.0%                  2.9%
--------------------------------------------------------------------------------
Other Countries                          14.7%                 20.6%
--------------------------------------------------------------------------------
Cash and Equivalents(2)                   3.8%                  4.8%
--------------------------------------------------------------------------------

(2) Includes temporary cash investments, collateral received for securities lending, and other assets and liabilities.

------
31

International Opportunities - Schedule of Investments

NOVEMBER 30, 2005

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 95.5%
--------------------------------------------------------------------------------

AUSTRALIA -- 0.9%
--------------------------------------------------------------------------------
        179,797   SFE Corp. Ltd.(1)                                    $  1,774
--------------------------------------------------------------------------------

AUSTRIA -- 1.2%
--------------------------------------------------------------------------------
         24,353   Andritz AG                                              2,434
--------------------------------------------------------------------------------

BELGIUM -- 1.5%
--------------------------------------------------------------------------------
         17,181   EVS Broadcast Equipment SA                                579
--------------------------------------------------------------------------------
         35,662   Option N.V.(1)(2)                                       2,458
--------------------------------------------------------------------------------
                                                                          3,037
--------------------------------------------------------------------------------

CANADA -- 2.3%
--------------------------------------------------------------------------------
         88,260   Extendicare Inc. Cl A                                   1,371
--------------------------------------------------------------------------------
         19,191   Home Capital Group Inc.                                   594
--------------------------------------------------------------------------------
         42,691   Peyto Energy Trust                                        956
--------------------------------------------------------------------------------
         81,884   Rothmans Inc.(1)                                        1,696
--------------------------------------------------------------------------------
                                                                          4,617
--------------------------------------------------------------------------------

DENMARK -- 1.9%
--------------------------------------------------------------------------------
         25,423   Bang & Olufsen AS B Shares(1)                           2,353
--------------------------------------------------------------------------------
         68,750   Genmab AS(2)                                            1,397
--------------------------------------------------------------------------------
                                                                          3,750
--------------------------------------------------------------------------------

FRANCE -- 8.3%
--------------------------------------------------------------------------------
         35,408   Alten(2)                                                1,081
--------------------------------------------------------------------------------
         30,996   April Group                                             1,133
--------------------------------------------------------------------------------
        111,908   GameLoft(2)                                               772
--------------------------------------------------------------------------------
         41,937   Groupe Steria SCA                                       2,155
--------------------------------------------------------------------------------
          7,940   IPSOS(1)                                                  973
--------------------------------------------------------------------------------
         55,480   Nexity                                                  2,603
--------------------------------------------------------------------------------
        103,137   Pinguely-Haulotte                                       1,873
--------------------------------------------------------------------------------
        158,088   SOITEC(1)(2)                                            2,795
--------------------------------------------------------------------------------
         66,093   SR Teleperformance(1)                                   2,051
--------------------------------------------------------------------------------
         73,227   Wavecom SA(2)                                           1,007
--------------------------------------------------------------------------------
                                                                         16,443
--------------------------------------------------------------------------------

GERMANY -- 9.8%
--------------------------------------------------------------------------------
          8,019   Bijou Brigitte AG                                       2,015
--------------------------------------------------------------------------------
         45,082   CTS Eventim AG(2)                                       1,217
--------------------------------------------------------------------------------
         29,273   Deutsche Euroshop AG                                    1,562
--------------------------------------------------------------------------------
          9,047   DIS Deutscher Industrie Service AG                        523
--------------------------------------------------------------------------------
         10,847   Interhyp AG(2)                                            879
--------------------------------------------------------------------------------
         20,012   MPC Muenchmeyer
                  Petersen Capital AG(2)                                  1,519
--------------------------------------------------------------------------------
         20,244   MTU Aero Engines Holding AG(2)                            633
--------------------------------------------------------------------------------
          6,432   Rational AG                                               717
--------------------------------------------------------------------------------
         57,147   Software AG                                             2,774
--------------------------------------------------------------------------------
          9,692   Solarworld AG                                           1,347
--------------------------------------------------------------------------------
         21,626   Techem AG(2)                                              935
--------------------------------------------------------------------------------
         31,989   Thielert AG(2)                                            536
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

         80,222   Vivacon AG(2)                                        $  2,698
--------------------------------------------------------------------------------
         20,848   Wincor Nixdorf AG                                       2,041
--------------------------------------------------------------------------------
                                                                         19,396
--------------------------------------------------------------------------------

GREECE -- 0.7%
--------------------------------------------------------------------------------
         85,800   Germanos SA(2)                                          1,386
--------------------------------------------------------------------------------

HONG KONG -- 0.9%
--------------------------------------------------------------------------------
        594,466   China Paradise
                  Electronics Retail Ltd.(2)                                217
--------------------------------------------------------------------------------
         94,000   Parkson Retail Group Ltd.(2)                              147
--------------------------------------------------------------------------------
        439,000   Vtech Holdings Ltd.                                     1,489
--------------------------------------------------------------------------------
                                                                          1,853
--------------------------------------------------------------------------------

HUNGARY -- 0.5%
--------------------------------------------------------------------------------
          9,244   Egis Rt.                                                  950
--------------------------------------------------------------------------------

INDIA -- 0.5%
--------------------------------------------------------------------------------
         91,700   Associated Cement Co. Ltd.                              1,017
--------------------------------------------------------------------------------

ISRAEL -- 0.7%
--------------------------------------------------------------------------------
        165,862   Partner Communications                                  1,339
--------------------------------------------------------------------------------

ITALY -- 4.4%
--------------------------------------------------------------------------------
         12,882   Amplifon SpA                                              776
--------------------------------------------------------------------------------
         13,432   Digital Multimedia
                  Technologies SpA(2)                                       491
--------------------------------------------------------------------------------
        668,800   Gemina SpA(2)                                           1,617
--------------------------------------------------------------------------------
        274,412   Recordati SpA                                           1,925
--------------------------------------------------------------------------------
         32,280   Tod's SpA(1)                                            2,029
--------------------------------------------------------------------------------
         77,612   Valentino Fashion Group SpA(1)(2)                       1,881
--------------------------------------------------------------------------------
                                                                          8,719
--------------------------------------------------------------------------------

JAPAN -- 26.8%
--------------------------------------------------------------------------------
         94,000   ABC-Mart Inc.(1)                                        2,401
--------------------------------------------------------------------------------
        135,000   Amano Corp.(1)                                          2,167
--------------------------------------------------------------------------------
         38,800   Bank of the Ryukyus Ltd.                                1,379
--------------------------------------------------------------------------------
        202,000   Daifuku Co. Ltd.                                        3,440
--------------------------------------------------------------------------------
            204   en-japan Inc.(1)                                          977
--------------------------------------------------------------------------------
        144,000   Fukui Bank Ltd. (The)                                     555
--------------------------------------------------------------------------------
        202,000   Hitachi Koki Co., Ltd.(1)                               3,209
--------------------------------------------------------------------------------
         27,400   Hogy Medical Co. Ltd.                                   1,484
--------------------------------------------------------------------------------
            365   Intelligence Ltd.                                         722
--------------------------------------------------------------------------------
        218,000   J-Oil Mills, Inc.(1)                                    1,028
--------------------------------------------------------------------------------
            576   KK DaVinci Advisors(2)                                  3,258
--------------------------------------------------------------------------------
        682,000   Kyushu-Shinwa Holdings Inc.(2)                          1,936
--------------------------------------------------------------------------------
        156,000   Mie Bank Ltd. (The)                                       924
--------------------------------------------------------------------------------
        275,798   Nabtesco Corp.                                          3,084
--------------------------------------------------------------------------------
         71,000   Oita Bank Ltd. (The)                                      554
--------------------------------------------------------------------------------
         25,400   Pal Co. Ltd.                                            1,764
--------------------------------------------------------------------------------
         47,500   Point Inc.                                              3,128
--------------------------------------------------------------------------------
        110,000   Shikoku Bank Ltd. (The)                                   530
--------------------------------------------------------------------------------
          5,600   Stella Chemifa Corp.                                      174
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
32

International Opportunities - Schedule of Investments

NOVEMBER 30, 2005

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

         44,900   Sysmex Corp.(1)                                      $  1,589
--------------------------------------------------------------------------------
         21,200   Takeuchi Manufacturing Co. Ltd(.(1))                    1,178
--------------------------------------------------------------------------------
        388,000   Toagosei Co. Ltd.                                       2,024
--------------------------------------------------------------------------------
        194,000   Toyo Tire & Rubber Co. Ltd.(1)                            959
--------------------------------------------------------------------------------
        356,000   Tsugami Corp.                                           2,576
--------------------------------------------------------------------------------
        129,000   Tsumura & Co.(1)                                        2,923
--------------------------------------------------------------------------------
         18,000   Tsuruha Holdings Inc.                                     715
--------------------------------------------------------------------------------
         47,700   Urban Corp.(1)                                          3,185
--------------------------------------------------------------------------------
          1,289   Yoshinoya D&C Co. Ltd.(1)                               2,367
--------------------------------------------------------------------------------
            893   Zephyr Co. Ltd.(1)                                      2,802
--------------------------------------------------------------------------------
                                                                         53,032
--------------------------------------------------------------------------------

NETHERLANDS -- 5.1%
--------------------------------------------------------------------------------
         15,618   Aalberts Industries N.V.                                  782
--------------------------------------------------------------------------------
        132,036   AM N.V.                                                 1,554
--------------------------------------------------------------------------------
         45,374   Ballast Nedam N.V. CV(2)                                1,886
--------------------------------------------------------------------------------
         33,273   Heijmans N.V.(1)                                        1,482
--------------------------------------------------------------------------------
        128,502   Ordina N.V.                                             2,184
--------------------------------------------------------------------------------
         12,750   Ten Cate N.V.                                           1,290
--------------------------------------------------------------------------------
         25,666   United Services Group N.V.                                977
--------------------------------------------------------------------------------
                                                                         10,155
--------------------------------------------------------------------------------

NORWAY -- 6.2%
--------------------------------------------------------------------------------
        726,970   Acta Holding ASA                                        1,563
--------------------------------------------------------------------------------
         50,299   Fred Olsen Energy ASA(1)(2)                             1,480
--------------------------------------------------------------------------------
         82,892   Norwegian Air Shuttle AS(2)                               824
--------------------------------------------------------------------------------
        276,407   Songa Offshore ASA(2)                                   1,435
--------------------------------------------------------------------------------
        135,120   Subsea 7 Inc.(2)                                        1,363
--------------------------------------------------------------------------------
        129,832   Tandberg Television ASA(1)(2)                           1,588
--------------------------------------------------------------------------------
         31,356   TGS Nopec Geophysical
                  Company ASA(1)(2)                                       1,209
--------------------------------------------------------------------------------
        412,295   Tomra Systems ASA(1)                                    2,898
--------------------------------------------------------------------------------
                                                                         12,360
--------------------------------------------------------------------------------

SINGAPORE -- 2.1%
--------------------------------------------------------------------------------
      2,250,680   Cosco Investment
                  Singapore Limited(1)                                    3,140
--------------------------------------------------------------------------------
      1,312,000   Jaya Holdings Ltd.                                        962
--------------------------------------------------------------------------------
                                                                          4,102
--------------------------------------------------------------------------------

SOUTH AFRICA -- 1.1%
--------------------------------------------------------------------------------
         29,975   Investec Ltd.                                           1,201
--------------------------------------------------------------------------------
        337,835   Murray & Roberts Holdings Ltd.                            988
--------------------------------------------------------------------------------
                                                                          2,189
--------------------------------------------------------------------------------

SOUTH KOREA -- 0.6%
--------------------------------------------------------------------------------
        133,500   Ssangyong Motor Co.(2)                                  1,213
--------------------------------------------------------------------------------

SPAIN -- 2.0%
--------------------------------------------------------------------------------
         57,877   Prosegur Cia de Seguridad SA                            1,404
--------------------------------------------------------------------------------
        577,206   Tubacex SA                                              2,573
--------------------------------------------------------------------------------
                                                                          3,977
--------------------------------------------------------------------------------

Shares                        ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

SWEDEN -- 6.0%
--------------------------------------------------------------------------------
        111,864   Capio AB(2)                                          $  1,975
--------------------------------------------------------------------------------
        189,234   Elekta AB Cl B(1)                                       2,848
--------------------------------------------------------------------------------
         59,579   JM AB                                                   2,601
--------------------------------------------------------------------------------
         30,998   Lindex AB                                               1,613
--------------------------------------------------------------------------------
         25,780   Unibet Group plc SDR(1)                                   469
--------------------------------------------------------------------------------
        781,120   WM-data AB B shares                                     2,371
--------------------------------------------------------------------------------
                                                                         11,877
--------------------------------------------------------------------------------

SWITZERLAND -- 1.5%
--------------------------------------------------------------------------------
         12,450   Charles Voegele Holding AG                                908
--------------------------------------------------------------------------------
          2,509   Galenica Holding AG                                       458
--------------------------------------------------------------------------------
          4,685   Georg Fischer AG                                        1,510
--------------------------------------------------------------------------------
                                                                          2,876
--------------------------------------------------------------------------------

TAIWAN (REPUBLIC OF CHINA) -- 1.6%
--------------------------------------------------------------------------------
        116,700   Largan Precision Co. Ltd.                               1,447
--------------------------------------------------------------------------------
        526,000   Wistron Corp.(2)                                          653
--------------------------------------------------------------------------------
        486,000   Wistron NeWeb Corp.(2)                                  1,030
--------------------------------------------------------------------------------
                                                                          3,130
--------------------------------------------------------------------------------

TURKEY -- 1.1%
--------------------------------------------------------------------------------
        192,765   Akcansa Cimento AS                                      1,109
--------------------------------------------------------------------------------
         66,834   Turk Ekonomi Bankasi AS                                 1,005
--------------------------------------------------------------------------------
                                                                          2,114
--------------------------------------------------------------------------------

UNITED KINGDOM -- 7.8%
--------------------------------------------------------------------------------
        336,438   Aggreko plc                                             1,486
--------------------------------------------------------------------------------
        349,076   Ark Therapeutics Group plc(2)                             697
--------------------------------------------------------------------------------
        744,789   Ashtead Group plc(2)                                    2,175
--------------------------------------------------------------------------------
        133,400   Babcock International Group plc                           506
--------------------------------------------------------------------------------
         58,646   Homeserve plc                                           1,191
--------------------------------------------------------------------------------
        748,470   IG Group Holdings plc(2)                                2,313
--------------------------------------------------------------------------------
        271,075   Morgan Crucible Co.(2)                                  1,075
--------------------------------------------------------------------------------
         78,779   NETeller plc(2)                                           894
--------------------------------------------------------------------------------
        106,669   Rotork plc                                              1,106
--------------------------------------------------------------------------------
         82,085   SIG plc                                                 1,015
--------------------------------------------------------------------------------
        109,220   Stolt Offshore SA(1)(2)                                 1,138
--------------------------------------------------------------------------------
         60,813   Ultra Electronics Holdings plc                            957
--------------------------------------------------------------------------------
        145,015   VT Group plc                                              964
--------------------------------------------------------------------------------
                                                                         15,517
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $141,284)                                                         189,257
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 0.7%
--------------------------------------------------------------------------------

GERMANY -- 0.7%
--------------------------------------------------------------------------------
         42,527   Hugo Boss AG
(Cost $1,261)                                                            1,448
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
33

International Opportunities - Schedule of Investments

NOVEMBER 30, 2005

                              ($ IN THOUSANDS)                           Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 3.2%
--------------------------------------------------------------------------------
Repurchase Agreement, Deutsche Bank
Securities, Inc., (collateralized by various
U.S. Treasury obligations, 3.00%, 7/15/12,
valued at $6,525), in a joint trading account
at 3.92%, dated 11/30/05, due 12/1/05
(Delivery value $6,401)
(Cost $6,400)                                                          $  6,400
--------------------------------------------------------------------------------

COLLATERAL RECEIVED FOR
SECURITIES LENDING(3) -- 20.0%
--------------------------------------------------------------------------------
Repurchase Agreement, Morgan Stanley
Group, Inc., (collateralized by various
U.S. Government Agency obligations in a
pooled account at the lending agent),
4.02%, dated 11/30/05, due 12/1/05
(Delivery value $3,301)                                                   3,301
--------------------------------------------------------------------------------
Repurchase Agreement, UBS AG,
(collateralized by various U.S. Government
Agency obligations in a pooled account
at the lending agent), 4.06%,
dated 11/30/05, due 12/1/05
(Delivery value $36,310)                                                 36,306
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED
FOR SECURITIES LENDING
(Cost $39,607)                                                           39,607
--------------------------------------------------------------------------------
TOTAL INVESTMENT
SECURITIES -- 119.4%
(Cost $188,552)                                                         236,712
--------------------------------------------------------------------------------
OTHER ASSETS
AND LIABILITIES -- (19.4)%                                              (38,484)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                             $198,228
================================================================================

MARKET SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
(AS A % OF NET ASSETS)
--------------------------------------------------------------------------------
Industrials                                                               26.0%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    22.8%
--------------------------------------------------------------------------------
Financials                                                                15.7%
--------------------------------------------------------------------------------
Information Technology                                                    13.4%
--------------------------------------------------------------------------------
Health Care                                                                9.3%
--------------------------------------------------------------------------------
Materials                                                                  3.5%
--------------------------------------------------------------------------------
Energy                                                                     3.1%
--------------------------------------------------------------------------------
Consumer Staples                                                           1.7%
--------------------------------------------------------------------------------
Telecommunication Services                                                 0.7%
--------------------------------------------------------------------------------
Cash and cash equivalents(+)                                               3.8%
--------------------------------------------------------------------------------

(+) Includes temporary cash investments, collateral received for securities lending, and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

SDR = Swedish Depositary Receipt

(1) Security, or a portion thereof, was on loan as of November 30, 2005.

(2) Non-income producing.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 5 in
    Notes to Financial Statements.)

See Notes to Financial Statements.

------
34

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2005 to November 30, 2005
(except as noted).

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical

                                                                    (continued)

------
35

Shareholder Fee Examples (Unaudited)

examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------------------
                                                             EXPENSES PAID
                                BEGINNING        ENDING      DURING PERIOD*  ANNUALIZED
                              ACCOUNT VALUE   ACCOUNT VALUE      6/1/05 -      EXPENSE
                                 6/1/05         11/30/05        11/30/05       RATIO*
------------------------------------------------------------------------------------------
INTERNATIONAL STOCK SHAREHOLDER FEE EXAMPLE
------------------------------------------------------------------------------------------
ACTUAL:
------------------------------------------------------------------------------------------
Investor Class                   $1,000        $1,107.30          $7.92        1.50%
------------------------------------------------------------------------------------------
HYPOTHETICAL:
------------------------------------------------------------------------------------------
Investor Class                   $1,000        $1,017.55          $7.59        1.50%
------------------------------------------------------------------------------------------
INTERNATIONAL DISCOVERY SHAREHOLDER FEE EXAMPLE
------------------------------------------------------------------------------------------
ACTUAL:
------------------------------------------------------------------------------------------
Investor Class                   $1,000        $1,239.50          $8.25        1.47%
------------------------------------------------------------------------------------------
Institutional Class              $1,000        $1,241.10          $7.13        1.27%
------------------------------------------------------------------------------------------
Advisor Class                    $1,000        $1,238.20          $9.65        1.72%
------------------------------------------------------------------------------------------
HYPOTHETICAL:
------------------------------------------------------------------------------------------
Investor Class                   $1,000        $1,017.70          $7.44        1.47%
------------------------------------------------------------------------------------------
Institutional Class              $1,000        $1,018.70          $6.43        1.27%
------------------------------------------------------------------------------------------
Advisor Class                    $1,000        $1,016.44          $8.69        1.72%
------------------------------------------------------------------------------------------
EMERGING MARKETS SHAREHOLDER FEE EXAMPLE
------------------------------------------------------------------------------------------
ACTUAL:
------------------------------------------------------------------------------------------
Investor Class                   $1,000        $1,248.10         $10.65        1.89%
------------------------------------------------------------------------------------------
Institutional Class              $1,000        $1,249.60          $9.53        1.69%
------------------------------------------------------------------------------------------
Advisor Class                    $1,000        $1,245.80         $12.05        2.14%
------------------------------------------------------------------------------------------
C Class                          $1,000        $1,242.20         $16.24        2.89%
------------------------------------------------------------------------------------------
HYPOTHETICAL:
------------------------------------------------------------------------------------------
Investor Class                   $1,000        $1,015.59          $9.55        1.89%
------------------------------------------------------------------------------------------
Institutional Class              $1,000        $1,016.60          $8.54        1.69%
------------------------------------------------------------------------------------------
Advisor Class                    $1,000        $1,014.34         $10.81        2.14%
------------------------------------------------------------------------------------------
C Class                          $1,000        $1,010.58         $14.57        2.89%
------------------------------------------------------------------------------------------

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
  183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

                                                                    (continued)

------
36

Shareholder Fee Examples (Unaudited)

-------------------------------------------------------------------------------------------------
                                                                     EXPENSES PAID
                                       BEGINNING        ENDING      DURING PERIOD(1)  ANNUALIZED
                                      ACCOUNT VALUE  ACCOUNT VALUE      6/1/05 -       EXPENSE
                                         6/1/05        11/30/05         11/30/05       RATIO(1)
-------------------------------------------------------------------------------------------------
GLOBAL GROWTH SHAREHOLDER FEE EXAMPLE
-------------------------------------------------------------------------------------------------
ACTUAL:
-------------------------------------------------------------------------------------------------
Investor Class                           $1,000       $1,140.80          $6.98          1.30%
-------------------------------------------------------------------------------------------------
Institutional Class                      $1,000       $1,142.20          $5.91          1.10%
-------------------------------------------------------------------------------------------------
Advisor Class                            $1,000       $1,138.60          $8.31          1.55%
-------------------------------------------------------------------------------------------------
C Class                                  $1,000       $1,134.70         $12.31          2.30%
-------------------------------------------------------------------------------------------------
R Class                                  $1,000       $1,058.50(2)       $6.29(3)       1.80%
-------------------------------------------------------------------------------------------------
HYPOTHETICAL:
-------------------------------------------------------------------------------------------------
Investor Class                           $1,000       $1,018.55          $6.58          1.30%
-------------------------------------------------------------------------------------------------
Institutional Class                      $1,000       $1,019.55          $5.57          1.10%
-------------------------------------------------------------------------------------------------
Advisor Class                            $1,000       $1,017.30          $7.84          1.55%
-------------------------------------------------------------------------------------------------
C Class                                  $1,000       $1,013.54         $11.61          2.30%
-------------------------------------------------------------------------------------------------
R Class                                  $1,000       $1,016.04(4)       $9.10(4)       1.80%
-------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES SHAREHOLDER FEE EXAMPLE
-------------------------------------------------------------------------------------------------
ACTUAL:
-------------------------------------------------------------------------------------------------
Investor Class                           $1,000       $1,219.70         $10.57          1.90%
-------------------------------------------------------------------------------------------------

Institutional Class                      $1,000       $1,222.20          $9.47          1.70%
-------------------------------------------------------------------------------------------------
HYPOTHETICAL:
-------------------------------------------------------------------------------------------------
Investor Class                           $1,000       $1,015.54          $9.60          1.90%
-------------------------------------------------------------------------------------------------
Institutional Class                      $1,000       $1,016.55          $8.59          1.70%
-------------------------------------------------------------------------------------------------

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) Ending account value based on actual return from July 29, 2005 (class inception) through November 30, 2005.

(3) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 124, the number of days in the period from July 29, 2005
    (class inception) through November 30, 2005, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4) Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

------
37

Statement of Assets and Liabilities

NOVEMBER 30, 2005
-----------------------------------------------------------------------------------------------
                                                     INTERNATIONAL  INTERNATIONAL     EMERGING
(AMOUNTS IN THOUSANDS)                                   STOCK        DISCOVERY        MARKETS
-----------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------
Investment securities, at value
(cost of $19,155, $1,056,502,
and $286,447, respectively) --
including $--, $239,419, and $24,711,
of securities on loan, respectively                     $20,434      $1,346,845      $344,410
---------------------------------------------------
Investments made with cash collateral
received for securities on loan, at value
(cost of $--, $252,529, and $25,649, respectively)           --         252,529        25,649
-----------------------------------------------------------------------------------------------
Total investment securities, at value
(cost of $19,155, $1,309,031,
and $312,096, respectively)                              20,434       1,599,374       370,059
---------------------------------------------------
Cash                                                         99              --            --
---------------------------------------------------
Foreign currency holdings, at value (cost of
$--, $13, and $649, respectively)                            --              13           649
---------------------------------------------------
Receivable for investments sold                              25          11,713         4,171
---------------------------------------------------
Receivable for capital shares sold                           --              --            28
---------------------------------------------------
Dividends and interest receivable                            41           1,300           418
-----------------------------------------------------------------------------------------------
                                                         20,599       1,612,400       375,325
-----------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------
Payable for collateral received
for securities on loan                                       --         252,529        25,649
---------------------------------------------------
Disbursements in excess of
demand deposit cash                                          --           2,289         4,170
---------------------------------------------------
Payable for investments purchased                           233           4,946         8,051
---------------------------------------------------
Accrued management fees                                      24           1,537           463
---------------------------------------------------
Distribution fees payable                                    --              --             1
-----------------------------------------------------------------------------------------------
                                                            257         261,301        38,334
-----------------------------------------------------------------------------------------------

NET ASSETS                                              $20,342      $1,351,099      $336,991
===============================================================================================

See Notes to Financial Statements.                                  (continued)

------
38

Statement of Assets and Liabilities

NOVEMBER 30, 2005

-----------------------------------------------------------------------------------------------
                                                    INTERNATIONAL   INTERNATIONAL   EMERGING
(AMOUNTS IN THOUSANDS EXCEPT PER-SHARE AMOUNTS)         STOCK         DISCOVERY      MARKETS
-----------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                 $19,228      $  815,100      $221,382
----------------------------------------------
Accumulated undistributed net
investment income (loss)                                     77          10,912          (278)
----------------------------------------------
Accumulated undistributed net realized
gain (loss) on investment and foreign
currency transactions                                      (242)        235,138        57,973
----------------------------------------------
Net unrealized appreciation on investments
and translation of assets and liabilities
in foreign currencies                                     1,279         289,949        57,914
-----------------------------------------------------------------------------------------------
                                                        $20,342      $1,351,099      $336,991
===============================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
-----------------------------------------------------------------------------------------------
Net assets                                          $20,341,586  $1,145,623,499  $220,719,582
----------------------------------------------
Shares outstanding                                    1,877,228      71,860,750    26,759,015
----------------------------------------------
Net asset value per share                                $10.84          $15.94         $8.25
-----------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
-----------------------------------------------------------------------------------------------
Net assets                                                  N/A    $205,405,617  $113,765,273
----------------------------------------------
Shares outstanding                                          N/A      12,789,796    13,607,658
----------------------------------------------
Net asset value per share                                   N/A          $16.06         $8.36
-----------------------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
-----------------------------------------------------------------------------------------------
Net assets                                                  N/A         $69,542    $1,772,776
----------------------------------------------
Shares outstanding                                          N/A           4,415       218,656
----------------------------------------------
Net asset value per share                                   N/A          $15.75         $8.11
-----------------------------------------------------------------------------------------------
C CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
-----------------------------------------------------------------------------------------------
Net assets                                                  N/A             N/A      $732,927
----------------------------------------------
Shares outstanding                                          N/A             N/A        92,190
----------------------------------------------
Net asset value per share                                   N/A             N/A         $7.95
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
39

Statement of Assets and Liabilities

NOVEMBER 30, 2005
--------------------------------------------------------------------------------
                                                       GLOBAL     INTERNATIONAL
(AMOUNTS IN THOUSANDS)                                 GROWTH     OPPORTUNITIES
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value
(cost of $294,896 and $148,945,
respectively) -- including $30,603
and $37,277 of securities on loan,
respectively                                          $393,300        $197,105
----------------------------------------------
Investments made with cash collateral
received for securities on loan, at value
(cost of $32,196 and $39,607, respectively)             32,196          39,607
--------------------------------------------------------------------------------
Total investment securities, at value
(cost of $327,092 and $188,552,
respectively)                                          425,496         236,712
----------------------------------------------
Cash                                                     3,056              --
----------------------------------------------
Foreign currency holdings, at value
(cost of $269 and $364, respectively)                      262
                                                                           365
----------------------------------------------
Receivable for investments sold                          1,587           2,265
----------------------------------------------
Receivable for capital shares sold                          31              --
----------------------------------------------
Dividends and interest receivable                          476             169
--------------------------------------------------------------------------------
                                                       430,908         239,511
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for collateral received
for securities on loan                                  32,196          39,607
----------------------------------------------
Disbursements in excess of
demand deposit cash                                         --               4
----------------------------------------------
Payable for investments purchased                        6,522           1,371
----------------------------------------------
Payable for capital shares redeemed                         10              --
----------------------------------------------
Accrued management fees                                    388             301
----------------------------------------------
Distribution fees payable                                    1              --
----------------------------------------------
Service fees payable                                         1              --
--------------------------------------------------------------------------------
                                                        39,118          41,283
--------------------------------------------------------------------------------

NET ASSETS                                            $391,790        $198,228
================================================================================

See Notes to Financial Statements.                                  (continued)

------
40

Statement of Assets and Liabilities

NOVEMBER 30, 2005
--------------------------------------------------------------------------------
                                                       GLOBAL     INTERNATIONAL
(AMOUNTS IN THOUSANDS EXCEPT PER-SHARE AMOUNTS)        GROWTH     OPPORTUNITIES
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)               $346,965        $101,255
----------------------------------------------
Accumulated undistributed net
investment income (loss)                                (1,193)            149
----------------------------------------------
Accumulated undistributed net realized
gain (loss) on investment and foreign
currency transactions                                  (52,379)         48,678
----------------------------------------------
Net unrealized appreciation on investments
and translation of assets and liabilities
in foreign currencies                                   98,397          48,146
--------------------------------------------------------------------------------
                                                      $391,790        $198,228
================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                        $378,976,109    $198,197,486
----------------------------------------------
Shares outstanding                                  42,685,617      16,147,913
----------------------------------------------
Net asset value per share                                $8.88          $12.27
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                          $8,669,456         $30,648
----------------------------------------------
Shares outstanding                                     968,944           2,488
----------------------------------------------
Net asset value per share                                $8.95          $12.32
--------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                          $3,664,214             N/A
----------------------------------------------
Shares outstanding                                     416,841             N/A
----------------------------------------------
Net asset value per share                                $8.79             N/A
--------------------------------------------------------------------------------
C CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                            $453,688             N/A
----------------------------------------------
Shares outstanding                                      52,832             N/A
----------------------------------------------
Net asset value per share                                $8.59             N/A
--------------------------------------------------------------------------------
R CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)
--------------------------------------------------------------------------------
Net assets                                             $26,477             N/A
----------------------------------------------
Shares outstanding                                       2,987             N/A
----------------------------------------------
Net asset value per share                                $8.86             N/A
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
41

Statement of Operations

YEAR ENDED NOVEMBER 30, 2005 (EXCEPT AS NOTED)
-------------------------------------------------------------------------------------
                                           INTERNATIONAL  INTERNATIONAL    EMERGING
(AMOUNTS IN THOUSANDS)                       STOCK(1)       DISCOVERY       MARKETS
-------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
-------------------------------------------------------------------------------------
INCOME:
---------------------------------------
Dividends (net of foreign taxes
withheld of $14, $3,834,
and $649, respectively)                       $  183        $ 28,178         $ 4,825
---------------------------------------
Interest                                          13             795             352
---------------------------------------
Securities lending                                --           2,136              80
-------------------------------------------------------------------------------------
                                                 196          31,109           5,257
-------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------
Management fees                                  122          17,912           4,642
---------------------------------------
Distribution fees:
---------------------------------------
  Advisor Class                                   --              --               3
---------------------------------------
  C Class                                         --              --               5
---------------------------------------
Service fees:
---------------------------------------
  Advisor Class                                   --              --               3
---------------------------------------
  C Class                                         --              --               2
---------------------------------------
Directors' fees and expenses                      --              19               4
---------------------------------------
Other expenses                                    --              70              14
-------------------------------------------------------------------------------------
                                                 122          18,001           4,673
-------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                      74          13,108             584
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
---------------------------------------
Investment transactions
(net of foreign taxes withheld
of $--, $176, and $219, respectively)            (54)        231,477          52,392
---------------------------------------
Foreign currency transactions
(net of foreign taxes withheld
of $--, $--, and $24, respectively)             (185)          4,309           5,200
-------------------------------------------------------------------------------------
                                                (239)        235,786          57,592
-------------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION) ON:
---------------------------------------
Investments (including foreign tax
liability reduction (increase) of
$--, $(234), and $(54), respectively)          2,041         133,235          22,759
---------------------------------------
Translation of assets and liabilities
in foreign currencies                           (762)       (107,023)         (7,470)
-------------------------------------------------------------------------------------
                                               1,279          26,212          15,289
-------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)        1,040         261,998          72,881
-------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                     $1,114        $275,106         $73,465
=====================================================================================

(1) March 31, 2005 (fund inception) through November 30, 2005.

See Notes to Financial Statements.                                  (continued)

------
42

Statement of Operations

YEAR ENDED NOVEMBER 30, 2005

--------------------------------------------------------------------------------
                                                       GLOBAL     INTERNATIONAL
(AMOUNTS IN THOUSANDS)                                 GROWTH     OPPORTUNITIES
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
---------------------------------------------
Dividends (net of foreign taxes withheld
of $279 and $281, respectively)                      $  3,983        $ 3,494
---------------------------------------------
Interest                                                  128            133
---------------------------------------------
Securities lending                                        117            403
--------------------------------------------------------------------------------
                                                        4,228          4,030
--------------------------------------------------------------------------------

EXPENSES:
---------------------------------------------
Management fees                                         4,248          3,623
---------------------------------------------
Distribution fees:
---------------------------------------------
  Advisor Class                                             7             --
---------------------------------------------
  C Class                                                   2             --
---------------------------------------------
Service fees:
---------------------------------------------
  Advisor Class                                             7             --
---------------------------------------------
  C Class                                                   1             --
---------------------------------------------
Directors' fees and expenses                                5              3
---------------------------------------------
Other expenses                                              3              5
--------------------------------------------------------------------------------
                                                        4,273          3,631
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                              (45)           399
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
---------------------------------------------
Investment transactions                                29,952         48,801
---------------------------------------------
Foreign currency transactions                           1,465             16
--------------------------------------------------------------------------------
                                                       31,417         48,817
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION) ON:
---------------------------------------------
Investments (including foreign tax
liability reduction (increase)
of $-- and $(7), respectively)                         41,424         23,185
---------------------------------------------
Translation of assets and liabilities
in foreign currencies                                 (15,269)       (15,457)
--------------------------------------------------------------------------------
                                                       26,155          7,728
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                57,572         56,545
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                             $57,527        $56,944
================================================================================

See Notes to Financial Statements.

------
43

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2005 AND NOVEMBER 30, 2004 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                       INTERNATIONAL         INTERNATIONAL
(AMOUNTS IN THOUSANDS)                     STOCK               DISCOVERY
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS         2005(1)         2005           2004
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)              $   74       $   13,108    $    (419)
--------------------------------------
Net realized gain (loss)                    (239)         235,786      242,089
--------------------------------------
Change in net unrealized
appreciation (depreciation)                1,279           26,212      (32,657)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                  1,114          275,106      209,013
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------
From net investment income:
--------------------------------------
  Investor Class                              --               --       (2,160)
--------------------------------------
  Institutional Class                         --               --         (612)
--------------------------------------
From net realized gains:
--------------------------------------
  Investor Class                              --         (165,843)          --
--------------------------------------
  Institutional Class                         --          (25,231)          --
--------------------------------------
  Advisor Class                               --              (29)          --
--------------------------------------------------------------------------------
Decrease in net assets
from distributions                            --         (191,103)      (2,772)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------
Net increase (decrease) in net assets
from capital share transactions           19,228          (11,575)    (104,197)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     20,342           72,428      102,044

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                           --        1,278,671    1,176,627
--------------------------------------------------------------------------------
End of period                            $20,342       $1,351,099   $1,278,671
================================================================================

Accumulated undistributed
net investment income (loss)                 $77          $10,912        $(239)
================================================================================

(1) March 31, 2005 (fund inception) through November 30, 2005.

See Notes to Financial Statements.                                  (continued)

------
44

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2005 AND NOVEMBER 30, 2004
------------------------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                             EMERGING MARKETS           GLOBAL GROWTH
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                2005         2004         2005          2004
------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------
Net investment income (loss)                  $    584     $   (319)     $    (45)    $   (335)
-------------------------------------------
Net realized gain (loss)                        57,592       18,177        31,417       25,747
-------------------------------------------
Change in net unrealized
appreciation (depreciation)                     15,289       11,582        26,155       15,344
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                       73,465       29,440        57,527       40,756
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------
From net investment income:
---------------------------------
  Investor Class                                    --           --          (804)          --
-------------------------------------------
  Institutional Class                               --           --           (39)          --
-------------------------------------------
From net realized gains:
---------------------------------
  Investor Class                                (1,897)          --            --           --
-------------------------------------------
  Institutional Class                           (1,130)          --            --           --
-------------------------------------------
  Advisor Class                                    (14)          --            --           --
-------------------------------------------
  C Class                                           (8)          --            --           --
------------------------------------------------------------------------------------------------
Decrease in net assets from distributions       (3,049)          --          (843)          --
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from  capital share transactions                36,847       32,420        25,866        9,177
------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS          107,263       61,860        82,550       49,933

NET ASSETS
------------------------------------------------------------------------------------------------
Beginning of period                            229,728      167,868       309,240      259,307
------------------------------------------------------------------------------------------------
End of period                                 $336,991     $229,728      $391,790     $309,240
================================================================================================

Accumulated undistributed
net investment loss                              $(278)       $(208)      $(1,193)       $(463)
================================================================================================

See Notes to Financial Statements.                                  (continued)

------
45

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2005 AND NOVEMBER 30, 2004
--------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                            INTERNATIONAL OPPORTUNITIES
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                    2005             2004
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                       $    399         $   (733)
--------------------------------------------
Net realized gain (loss)                             48,817            4,975
--------------------------------------------
Change in net unrealized
appreciation (depreciation)                           7,728           25,156
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                            56,944           29,398
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------
From net realized gains:
--------------------------------------------
  Investor Class                                     (5,331)          (2,829)
--------------------------------------------
  Institutional Class                                  (336)            (325)
-------------------------------------------------------------------------------
Decrease in net assets from distributions            (5,667)          (3,154)
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                     (40,017)
80,193
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                11,260          106,437

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                 186,968           80,531
--------------------------------------------------------------------------------
End of period                                      $198,228         $186,968
================================================================================

Accumulated undistributed net
investment income (loss)                               $149            $(178)
================================================================================

See Notes to Financial Statements.

------
46

Notes to Financial Statements

NOVEMBER 30, 2005 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. International Stock Fund (International
Stock), International Discovery Fund (International Discovery), Emerging Markets
Fund (Emerging Markets), Global Growth Fund (Global Growth) and International
Opportunities Fund (International Opportunities) (collectively, the funds) are five funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objectives are to seek capital growth.
The funds pursue their objectives by investing primarily in equity securities of foreign companies with the exception of Global Growth, which invests in both
U.S. and foreign companies. International Stock invests in securities of issuers in developed foreign countries that are large-sized companies. International
Discovery invests in securities of issuers in developed or emerging market countries that are small- to medium-sized companies at the time of purchase.
Emerging Markets invests in securities of issuers in emerging market countries.
Global Growth primarily invests in securities of issuers in developed countries.
International Opportunities invests in securities of issuers in developed or emerging market countries that are small-sized companies at the time of purchase. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- International Stock is authorized to issue the Investor Class.
International Discovery is authorized to issue the Investor Class, the
Institutional Class and the Advisor Class. Emerging Markets is authorized to issue the Investor Class, the Institutional Class, the Advisor Class and the C
Class. Global Growth is authorized to issue the Investor Class, the
Institutional Class, the Advisor Class, the C Class and the R Class.
International Opportunities is authorized to issue the Investor Class and the
Institutional Class. The C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of International Stock's Investor Class commenced on March 31, 2005 (fund inception). Sale of Global Growth's R Class commenced July 29, 2005.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the funds to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country.
The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds, except for International Stock, may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

                                                                    (continued)

------
47

Notes to Financial Statements

NOVEMBER 30, 2005 (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation
(depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year.

REDEMPTION -- International Discovery, Emerging Markets and International
Opportunities may impose a 2% redemption fee on shares held less than 180 days.
International Stock and Global Growth may impose a 2% redemption fee on shares held less than 60 days. These fees may not be applicable to all classes. These redemption fees are recorded as a reduction in the cost of shares redeemed.
These redemption fees are retained by the funds and help cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions. Global Growth adopted the redemption fee policy effective March 1,
2004.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

                                                                   (continued)

------
48

Notes to Financial Statements

NOVEMBER 30, 2005 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACGIM (the investment advisor), under which ACGIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the
1940 Act (including counsel fees) and extraordinary expenses, will be paid by
ACGIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy.

Effective July 29, 2005, Emerging Markets modified its management fee schedule, resulting in lower fee rates and breakpoints. There was a reduction of the effective annual management fee for the year ended November 30, 2005 resulting from this change.

The annual management fee schedule for each class of International Stock is as follows:

--------------------------------------------------------------------------------
                                                             INVESTOR
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $1 billion                                               1.50%
--------------------------------------------------------------------------------
Next $1 billion                                                1.20%
--------------------------------------------------------------------------------
Over $2 billion                                                1.10%
--------------------------------------------------------------------------------

The annual management fee schedule for each class of International Discovery is as follows:

--------------------------------------------------------------------------------
                             INVESTOR       INSTITUTIONAL        ADVISOR
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $500 million             1.75%            1.55%             1.50%
--------------------------------------------------------------------------------
Next $500 million              1.40%            1.20%             1.15%
--------------------------------------------------------------------------------
Over $1 billion                1.20%            1.00%             0.95%
--------------------------------------------------------------------------------

Effective July 29, 2005, the annual management fee schedule for each class of
Emerging Markets is as follows:

--------------------------------------------------------------------------------
                            INVESTOR & C    INSTITUTIONAL        ADVISOR
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $250 million             1.85%            1.65%             1.60%
--------------------------------------------------------------------------------
Next $250 million              1.75%            1.55%             1.50%
--------------------------------------------------------------------------------
Next $500 million              1.50%            1.30%             1.25%
--------------------------------------------------------------------------------
Over $1 billion                1.25%            1.05%             1.00%
--------------------------------------------------------------------------------

The annual management fee schedule for each class of Global Growth is as follows:

--------------------------------------------------------------------------------
                          INVESTOR, C & R   INSTITUTIONAL        ADVISOR
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $1 billion               1.30%            1.10%             1.05%
--------------------------------------------------------------------------------
Next $1 billion                1.15%            0.95%             0.90%
--------------------------------------------------------------------------------
Over $2 billion                1.05%            0.85%             0.80%
--------------------------------------------------------------------------------

                                                                    (continued)

------
49

Notes to Financial Statements

NOVEMBER 30, 2005 (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

The annual management fee schedule for each class of International Opportunities is as follows:

--------------------------------------------------------------------------------
                                               INVESTOR       INSTITUTIONAL
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $250 million                               2.00%            1.80%
--------------------------------------------------------------------------------
Next $250 million                                1.80%            1.60%
--------------------------------------------------------------------------------
Over $500 million                                1.60%            1.40%
--------------------------------------------------------------------------------

The effective annual management fees for the funds for the year ended
November 30, 2005, were as follows:

--------------------------------------------------------------------------------
                             INVESTOR  INSTITUTIONAL  ADVISOR      C        R
--------------------------------------------------------------------------------
International Stock            1.50%        N/A         N/A        N/A     N/A
--------------------------------------------------------------------------------
International Discovery        1.46%       1.26%       1.21%       N/A     N/A
--------------------------------------------------------------------------------
Emerging Markets               1.93%       1.73%       1.68%      1.93%    N/A
--------------------------------------------------------------------------------
Global Growth                  1.30%       1.10%       1.05%      1.30%   1.30%
--------------------------------------------------------------------------------
International Opportunities    1.90%       1.70%        N/A        N/A     N/A
--------------------------------------------------------------------------------

ACGIM has entered into a Subadvisory Agreement with ACIM (the investment subadvisor) on behalf of the funds. The subadvisor makes investment decisions for the cash portion of the funds in accordance with the funds' investment objectives, policies and restrictions under the supervision of ACGIM and the
Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the funds.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class (the Advisor
Class plan) and a separate Master Distribution and Individual Shareholder
Services Plan for each of the C Class and R Class (collectively with the Advisor
Class plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) the following annual distribution and service fees:

--------------------------------------------------------------------------------
                                       ADVISOR                     C
--------------------------------------------------------------------------------
Distribution Fee                        0.25%                    0.75%
--------------------------------------------------------------------------------
Service Fee                             0.25%                    0.25%
--------------------------------------------------------------------------------

The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class and R Class shares. Fees incurred under the plans during the year ended November 30, 2005, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACGIM, the corporation's investment subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century
Services, LLC.

The funds, except for International Stock, have a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of J.P. Morgan Chase & Co.
(JPM). JPM is an equity investor in ACC.

                                                                    (continued)

------
50

Notes to Financial Statements

NOVEMBER 30, 2005 (AMOUNTS IN THOUSANDS)

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
November 30, 2005 (except as noted), were as follows:

------------------------------------------------------------------------------------
                    INTERNATIONAL  INTERNATIONAL  EMERGING   GLOBAL   INTERNATIONAL
                      STOCK(1)       DISCOVERY     MARKETS   GROWTH   OPPORTUNITIES
------------------------------------------------------------------------------------
Purchases              $31,480      $1,769,033    $399,584  $135,890     $207,516
------------------------------------------------------------------------------------
Proceeds from sales    $12,685      $1,952,481    $361,882  $116,423     $256,313
------------------------------------------------------------------------------------

(1) March 31, 2005 (fund inception) through November 30, 2005.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

---------------------------------------------------------------------------------------------------------
                                  INTERNATIONAL STOCK   INTERNATIONAL DISCOVERY      EMERGING MARKETS
---------------------------------------------------------------------------------------------------------
                                  SHARES       AMOUNT     SHARES       AMOUNT       SHARES      AMOUNT
---------------------------------------------------------------------------------------------------------
INVESTOR CLASS
---------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2005(1)
SHARES AUTHORIZED                 325,000                 400,000                   100,000
=========================================================================================================
Sold                                2,009   $20,604         3,599   $  50,533        13,237   $95,244
--------------------------------
Issued in reinvestment
of distributions                       --        --        12,055     156,490           231     1,506
--------------------------------
Redeemed                             (132)   (1,376)(2)   (17,459)   (241,922)(2)    (8,251)  (56,614)(2)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)             1,877   $19,228        (1,805)  $ (34,899)        5,217   $40,136
=========================================================================================================
YEAR ENDED NOVEMBER 30, 2004
SHARES AUTHORIZED                     N/A                 400,000                   100,000
=========================================================================================================
Sold                                                        4,518   $  63,524        12,109   $72,523
--------------------------------
Issued in reinvestment
of distributions                                              157       2,016            --        --
--------------------------------
Redeemed                                                  (11,694)   (161,915)(3)   (10,216)  (58,582)(3)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                                    (7,019)  $ (96,375)        1,893   $13,941
=========================================================================================================

(1) March 31, 2005 (fund inception) through November 30, 2005 for
    International Stock.

(2) Net of redemption fees of $3, $34, $117 for International Stock,
    International Discovery and Emerging Markets, respectively.

(3) Net of redemption fees of $36 and $228 for International Discovery and
    Emerging Markets, respectively.

                                                                    (continued)

------
51

Notes to Financial Statements

NOVEMBER 30, 2005 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

-----------------------------------------------------------------------------------------------
                                           INTERNATIONAL DISCOVERY       EMERGING MARKETS
-----------------------------------------------------------------------------------------------
                                             SHARES       AMOUNT        SHARES      AMOUNT
-----------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                            75,000                     50,000
===============================================================================================
Sold                                          4,413       $62,162        6,983    $49,775
------------------------------------------
Issued in reinvestment of distributions       1,917        25,031          170      1,103
------------------------------------------
Redeemed                                     (4,430)      (63,742)(1)   (8,128)   (54,494)(1)
-----------------------------------------------------------------------------------------------
Net increase (decrease)                       1,900       $23,451         (975)   $(3,616)
===============================================================================================
YEAR ENDED NOVEMBER 30, 2004
SHARES AUTHORIZED                            75,000                     50,000
==============================================================================================
Sold                                          1,997      $ 28,274        9,037    $53,801
------------------------------------------
Issued in reinvestment of distributions          44           566           --         --
------------------------------------------
Redeemed                                     (2,644)      (36,669)      (6,322)   (35,967)
-----------------------------------------------------------------------------------------------
Net increase (decrease)                        (603)     $ (7,829)       2,715    $17,834
===============================================================================================
ADVISOR CLASS
-----------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                             5,000                      5,000
===============================================================================================
Sold                                              2         $  23          169     $1,207
------------------------------------------
Issued in reinvestment of distributions           2            29            2         13
------------------------------------------
Redeemed                                        (13)         (179)        (142)      (945)(2)
-----------------------------------------------------------------------------------------------
Net increase (decrease)                          (9)        $(127)          29     $  275
===============================================================================================
YEAR ENDED NOVEMBER 30, 2004
SHARES AUTHORIZED                             5,000                      5,000
===============================================================================================
Sold                                              6           $84          256     $1,512
------------------------------------------
Redeemed                                         (6)          (77)        (181)    (1,039)
-----------------------------------------------------------------------------------------------
Net increase (decrease)                          --           $ 7           75     $  473
===============================================================================================
C CLASS
-----------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                               N/A                      5,000
===============================================================================================
Sold                                                                        40       $269
------------------------------------------
Issued in reinvestment of distributions                                      1          7
------------------------------------------
Redeemed                                                                   (34)      (224)
-----------------------------------------------------------------------------------------------
Net increase (decrease)                                                      7       $ 52
===============================================================================================
YEAR ENDED NOVEMBER 30, 2004
SHARES AUTHORIZED                               N/A                     10,000
===============================================================================================
Sold                                                                        63       $364
------------------------------------------
Redeemed                                                                   (34)      (192)
-----------------------------------------------------------------------------------------------
Net increase (decrease)                                                     29       $172
===============================================================================================

(1) Net of redemption fees of $22 and $13 for International Discovery and
    Emerging Markets, respectively.

(2) Net of redemption fees of $5.

                                                                    (continued)

------
52

Notes to Financial Statements

NOVEMBER 30, 2005 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

-----------------------------------------------------------------------------------------------------
                                                      GLOBAL GROWTH      INTERNATIONAL OPPORTUNITIES
-----------------------------------------------------------------------------------------------------
                                                   SHARES      AMOUNT       SHARES        AMOUNT
-----------------------------------------------------------------------------------------------------
INVESTOR CLASS
-----------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                                  150,000                  100,000
=====================================================================================================
Sold                                                 9,174    $76,444           129     $  1,320
---------------------------------------------
Issued in reinvestment of distributions                101        777           559        5,242
---------------------------------------------
Redeemed                                            (6,636)   (52,915)(1)    (3,366)     (34,929)(1)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                              2,639    $24,306        (2,678)    $(28,367)
=====================================================================================================
YEAR ENDED NOVEMBER 30, 2004
SHARES AUTHORIZED                                  150,000                  100,000
=====================================================================================================
Sold                                                 9,549    $66,429        14,408     $122,194
---------------------------------------------
Issued in reinvestment of distributions                 --         --           365        2,789
---------------------------------------------
Redeemed                                            (8,151)   (56,282)(2)    (5,402)     (45,115)(2)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                              1,398    $10,147         9,371     $ 79,868
=====================================================================================================
INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                                    5,000                   10,000
=====================================================================================================
Sold                                                   220     $1,812             2     $     30
---------------------------------------------
Issued in reinvestment of distributions                  5         39            36          336
---------------------------------------------
Redeemed                                              (153)    (1,243)       (1,196)     (12,016)
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                                 72     $  608        (1,158)    $(11,650)
=====================================================================================================
YEAR ENDED NOVEMBER 30, 2004
SHARES AUTHORIZED                                    5,000                   25,000
=====================================================================================================
Sold                                                   158    $ 1,114            --           --
---------------------------------------------
Issued in reinvestment of distributions                 --         --            43         $325
---------------------------------------------
Redeemed                                              (473)    (3,366)           --           --
-----------------------------------------------------------------------------------------------------
Net increase (decrease)                               (315)   $(2,252)           43         $325
=====================================================================================================

(1) Net of redemption fees of $20 and $24 for Global Growth and
    International Opportunities, respectively.

(2) Net of redemption fees of $24 and $276 for Global Growth and
    International Opportunities, respectively.

                                                                    (continued)

------
53

Notes to Financial Statements

NOVEMBER 30, 2005 (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------
                                                             GLOBAL GROWTH
--------------------------------------------------------------------------------
                                                          SHARES       AMOUNT
--------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                                          5,000
================================================================================
Sold                                                         189       $1,530
--------------------------------------------
Redeemed                                                    (106)        (826)
--------------------------------------------------------------------------------
Net increase (decrease)                                       83       $  704
================================================================================
YEAR ENDED NOVEMBER 30, 2004
SHARES AUTHORIZED                                          5,000
================================================================================
Sold                                                         262       $1,784
--------------------------------------------
Redeemed                                                     (90)        (612)
--------------------------------------------------------------------------------
Net increase (decrease)                                      172       $1,172
================================================================================
C CLASS
--------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                                          5,000
================================================================================
Sold                                                          31         $248
--------------------------------------------
Redeemed                                                      (3)         (25)
--------------------------------------------------------------------------------
Net increase (decrease)                                       28         $223
================================================================================
YEAR ENDED NOVEMBER 30, 2004
SHARES AUTHORIZED                                         10,000
================================================================================
Sold                                                          17         $115
--------------------------------------------
Redeemed                                                      (1)          (5)
--------------------------------------------------------------------------------
Net increase (decrease)                                       16         $110
================================================================================
R CLASS
--------------------------------------------------------------------------------
PERIOD ENDED NOVEMBER 30, 2005(1)
SHARES AUTHORIZED                                         50,000
================================================================================
Sold                                                           3          $25
================================================================================

(1) July 29, 2005 (commencement of sale) through November 30, 2005.

                                                                    (continued)

------
54

Notes to Financial Statements

NOVEMBER 30, 2005 (AMOUNTS IN THOUSANDS)

5. SECURITIES LENDING

As of November 30, 2005, securities in International Discovery, Emerging
Markets, Global Growth and International Opportunities valued at $239,419,
$24,711, $30,603 and $37,277, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM or ACGIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments.
Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $252,529, $25,649,
$32,196 and $39,607, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6. BANK LINE OF CREDIT

The funds, except for International Stock, along with certain other funds managed by ACIM or ACGIM, have a $575 million unsecured bank line of credit agreement with JPMCB, which was renewed to $500 million effective December 14,
2005. The funds, except for International Stock, may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended November 30, 2005.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

                                                                    (continued)

------
55

Notes to Financial Statements

NOVEMBER 30, 2005 (AMOUNTS IN THOUSANDS)

8. FEDERAL TAX INFORMATION

On December 13, 2005, the funds declared and paid the following per-share distributions from net investment income to shareholders of record on December
12, 2005.

--------------------------------------------------------------------------------
                             INVESTOR  INSTITUTIONAL  ADVISOR      C       R
--------------------------------------------------------------------------------
International Stock          $0.0792       N/A          N/A       N/A     N/A
--------------------------------------------------------------------------------
International Discovery      $0.1275     $0.1618      $0.0864     N/A     N/A
--------------------------------------------------------------------------------
Emerging Markets             $0.0497     $0.0665      $0.0283      --     N/A
--------------------------------------------------------------------------------
Global Growth                $0.0637     $0.0825      $0.0412      --   0.0480
--------------------------------------------------------------------------------
International Opportunities  $0.0134     $0.0390        N/A       N/A     N/A
--------------------------------------------------------------------------------

On December 13, 2005, the funds declared and paid the following per-share distributions from net realized gains to shareholders of record on
December 12, 2005.

--------------------------------------------------------------------------------
                             INVESTOR  INSTITUTIONAL  ADVISOR      C       R
--------------------------------------------------------------------------------
International Stock             --         N/A          N/A       N/A     N/A
--------------------------------------------------------------------------------
International Discovery      $2.6229     $2.6229      $2.6229     N/A     N/A
--------------------------------------------------------------------------------
Emerging Markets             $1.2730     $1.2730      $1.2730   $1.2375   N/A
--------------------------------------------------------------------------------
Global Growth                   --          --           --        --      --
--------------------------------------------------------------------------------
International Opportunities  $2.6404     $2.6404        N/A       N/A     N/A
--------------------------------------------------------------------------------

The tax character of distributions paid during the years ended November 30, 2005 and November 30, 2004 were as follows:

--------------------------------------------------------------------------------
                          INTERNATIONAL DISCOVERY         EMERGING MARKETS
--------------------------------------------------------------------------------
                             2005          2004          2005         2004
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income             $23,372       $2,772          --           --
--------------------------------------------------------------------------------
Long-term capital gains    $167,731         --          $3,049         --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                GLOBAL GROWTH       INTERNATIONAL OPPORTUNITIES
--------------------------------------------------------------------------------
                             2005          2004          2005         2004
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income              $843           --            --         $2,030
--------------------------------------------------------------------------------
Long-term capital gains       --            --          $5,667       $1,124
--------------------------------------------------------------------------------

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by International Stock during the period March 31, 2005
(fund inception) through November 30, 2005.

                                                                    (continued)

------
56

Notes to Financial Statements

NOVEMBER 30, 2005 (AMOUNTS IN THOUSANDS)

8. FEDERAL TAX INFORMATION (CONTINUED)

As of November 30, 2005, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

-------------------------------------------------------------------------------------
                                           INTERNATIONAL  INTERNATIONAL    EMERGING
                                               STOCK        DISCOVERY      MARKETS
-------------------------------------------------------------------------------------
Federal tax cost of investments               $19,270      $1,310,260      $314,587
=====================================================================================
Gross tax appreciation of investments          $1,315        $303,794       $59,725
---------------------------------------
Gross tax depreciation of investments            (151)        (14,680)       (4,253)
-------------------------------------------------------------------------------------
Net tax appreciation (depreciation)
of investments                                 $1,164        $289,114       $55,472
=====================================================================================
Net tax appreciation (depreciation)
on derivatives and translation
of assets and liabilities
in foreign currencies                              --            (423)          (50)
-------------------------------------------------------------------------------------
Net tax appreciation (depreciation)            $1,164        $288,691       $55,422
=====================================================================================
Undistributed ordinary income                    $152        $115,117       $38,172
---------------------------------------
Accumulated long-term gains                        --        $132,380       $22,089
---------------------------------------
Accumulated capital losses                       $(60)             --            --
---------------------------------------
Capital loss deferral                           $(140)             --            --
---------------------------------------
Currency loss deferral                            $(2)          $(189)         $(74)
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                              GLOBAL   INTERNATIONAL
                                                              GROWTH   OPPORTUNITIES
-------------------------------------------------------------------------------------
Federal tax cost of investments                              $331,090      $188,619
=====================================================================================
Gross tax appreciation of investments                         $97,747       $49,929
-------------------------------------------------------
Gross tax depreciation of investments                          (3,341)       (1,836)
-------------------------------------------------------------------------------------
Net tax appreciation (depreciation)
of investments                                                $94,406       $48,093
=====================================================================================
Net tax appreciation (depreciation)
on derivatives and translation
of assets and liabilities
in foreign currencies                                              (5)          (14)
-------------------------------------------------------------------------------------
Net tax appreciation (depreciation)                           $94,401       $48,079
=====================================================================================
Undistributed ordinary income                                  $2,803       $19,410
-------------------------------------------------------
Accumulated long-term gains                                        --       $29,523
-------------------------------------------------------
Accumulated capital losses                                   $(52,379)           --
-------------------------------------------------------
Capital loss deferral                                              --            --
-------------------------------------------------------
Currency loss deferral                                             --          $(39)
-------------------------------------------------------------------------------------

                                                                    (continued)

------
57

Notes to Financial Statements

NOVEMBER 30, 2005 (AMOUNTS IN THOUSANDS)

8. FEDERAL TAX INFORMATION (CONTINUED)

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales, return of capital dividends, and on investments in passive foreign investment companies.

The accumulated capital losses listed on the previous page represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

--------------------------------------------------------------------------------
                           2009         2010        2011      2012     2013
--------------------------------------------------------------------------------
International Stock         --           --          --        --      $(60)
--------------------------------------------------------------------------------
Global Growth            $(23,203)    $(28,717)    $(459)      --       --
--------------------------------------------------------------------------------

The capital and currency loss deferrals listed on the previous page represent net capital and foreign currency losses incurred in the one-month period ended
November 30, 2005. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. OTHER TAX INFORMATION (UNAUDITED) ($ IN FULL)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

International Discovery and Global Growth hereby designate $14,889,736 and
$842,943, respectively, of qualified dividend income for the fiscal year ended
November 30, 2005.

For corporate taxpayers, $345,661 of the ordinary income distributions paid by
Global Growth during the fiscal year ended November 30, 2005, qualify for the corporate dividends received deduction.

The funds hereby designate capital gain dividends for the fiscal year ended
November 30, 2005, as follows:

--------------------------------------------------------------------------------
  INTERNATIONAL     INTERNATIONAL       EMERGING       GLOBAL    INTERNATIONAL
      STOCK           DISCOVERY          MARKETS       GROWTH    OPPORTUNITIES
--------------------------------------------------------------------------------
       --           $167,731,009       $3,049,394        --       $5,666,604
--------------------------------------------------------------------------------

As of November 30, 2005, the funds designate the following as a foreign tax credit, which represents taxes paid on income derived from sources within foreign countries or possessions of the United States:

--------------------------------------------------------------------------------
  INTERNATIONAL     INTERNATIONAL       EMERGING       GLOBAL    INTERNATIONAL
      STOCK           DISCOVERY          MARKETS       GROWTH    OPPORTUNITIES
--------------------------------------------------------------------------------
     $13,881         $3,218,171         $462,299         --         $280,933
--------------------------------------------------------------------------------

------
58

International Stock - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                 INVESTOR CLASS
--------------------------------------------------------------------------------
                                                                     2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------------------------
  Net Investment Income (Loss)(2)                                       0.06
-------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                               0.78
--------------------------------------------------------------------------------
  Total From Investment Operations                                      0.84
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $10.84
================================================================================
  TOTAL RETURN(3)                                                       8.40%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                    1.50%(4)
-------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets          0.91%(4)
-------------------------------------------------------------
Portfolio Turnover Rate                                                  109%
-------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $20,342
--------------------------------------------------------------------------------

(1) March 31, 2005 (fund inception) through November 30, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements.

------
59

International Discovery - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
------------------------------------------------------------------------------------------------------
                                                                    INVESTOR CLASS
------------------------------------------------------------------------------------------------------
                                                 2005        2004         2003    2002        2001
------------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $15.11      $12.75       $9.32   $10.13      $14.23
------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(1)                 0.14       (0.01)       0.03     0.03        0.01
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)         2.97        2.40        3.42    (0.84)      (2.54)
------------------------------------------------------------------------------------------------------
  Total From Investment Operations                3.11        2.39        3.45    (0.81)      (2.53)
------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                        --       (0.03)      (0.02)      --          --
-----------------------------------------
  From Net Realized Gains                        (2.28)         --          --       --       (1.57)
------------------------------------------------------------------------------------------------------
  Total Distributions                            (2.28)      (0.03)      (0.02)      --       (1.57)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $15.94      $15.11      $12.75    $9.32      $10.13
======================================================================================================
  TOTAL RETURN(2)                                24.30%      18.76%      37.05%   (8.00)%    (20.17)%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                             1.47%       1.49%       1.57%     1.53%       1.45%
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                             1.02%     (0.06)%       0.27%     0.35%       0.10%
-----------------------------------------
Portfolio Turnover Rate                            145%        201%        215%      224%        180%
-----------------------------------------
Net Assets, End of Period (in thousands)     $1,145,623  $1,112,870  $1,028,934  $841,706  $1,021,063
------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
60

International Discovery - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
------------------------------------------------------------------------------------------------
                                                              INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------
                                                 2005      2004       2003    2002      2001
------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $15.21    $12.84     $9.39   $10.18    $14.26
------------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(1)                 0.17      0.02      0.05     0.06      0.04
------------------------------------------
  Net Realized and Unrealized Gain (Loss)         2.99      2.40      3.43    (0.85)    (2.55)
------------------------------------------------------------------------------------------------
  Total From Investment Operations                3.16      2.42      3.48    (0.79)    (2.51)
------------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                        --     (0.05)    (0.03)      --        --
------------------------------------------
  From Net Realized Gains                        (2.31)       --        --       --     (1.57)
------------------------------------------------------------------------------------------------
  Total Distributions                            (2.31)    (0.05)    (0.03)      --     (1.57)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $16.06    $15.21    $12.84    $9.39    $10.18
================================================================================================
  TOTAL RETURN(2)                                24.56%    18.94%    37.25%   (7.76)%  (19.97)%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                             1.27%     1.29%     1.37%     1.33%     1.25%
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                             1.22%     0.14%     0.47%     0.55%     0.30%
------------------------------------------
Portfolio Turnover Rate                            145%      201%      215%      224%      180%
------------------------------------------
Net Assets, End of Period (in thousands)       $205,406  $165,600  $147,531  $137,358  $192,155
------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
61

International Discovery - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
-----------------------------------------------------------------------------------------
                                                            ADVISOR CLASS
-----------------------------------------------------------------------------------------
                                             2005     2004      2003   2002       2001
-----------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $14.95   $12.63    $9.23  $10.05     $14.17
-----------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income (Loss)(1)             0.10    (0.05)    0.01    0.01      --(2)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)     2.95     2.37     3.39   (0.83)    (2.55)
-----------------------------------------------------------------------------------------
  Total From Investment Operations            3.05     2.32     3.40   (0.82)    (2.55)
-----------------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Realized Gains                    (2.25)      --       --      --     (1.57)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period              $15.75   $14.95   $12.63   $9.23    $10.05
=========================================================================================
  TOTAL RETURN(3)                            24.01%   18.37%   36.84%  (8.16)%  (20.43)%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         1.72%    1.74%    1.82%    1.78%     1.70%
-------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                         0.77%  (0.31)%    0.02%    0.10%   (0.15)%
-------------------------------------------
Portfolio Turnover Rate                        145%     201%     215%     224%      180%
-------------------------------------------
Net Assets, End of Period (in thousands)        $70     $201     $161     $153      $244
-----------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
62

Emerging Markets - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
---------------------------------------------------------------------------------------------
                                                                INVESTOR CLASS
---------------------------------------------------------------------------------------------
                                                2005      2004      2003     2002     2001
---------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $6.28     $5.28     $3.61    $4.06    $4.68
---------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income (Loss)(1)               0.01     (0.01)     --(2)   (0.02)   (0.02)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)       2.05      1.00      1.66    (0.43)   (0.43)
---------------------------------------------------------------------------------------------
  Total From Investment Operations              2.06      0.99      1.66    (0.45)   (0.45)
---------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Realized Gains                      (0.09)       --        --       --    (0.17)
---------------------------------------------------------------------------------------------
Redemption Fees(3)                              --(2)     0.01      0.01       --       --
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $8.25     $6.28     $5.28    $3.61    $4.06
=============================================================================================
  TOTAL RETURN(4)                              33.10%    18.94%    46.26%  (10.86)% (10.28)%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                           1.94%     2.00%     2.01%     2.05%    2.00%
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                           0.17%   (0.22)%     0.03%   (0.37)%  (0.27)%
------------------------------------------
Portfolio Turnover Rate                          153%      208%      286%      387%     326%
------------------------------------------
Net Assets, End of Period (in thousands)     $220,720  $135,355  $103,737   $81,756  $80,422
---------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) The fund adopted the provisions of the revised AICPA Audit and Accounting
    Guide for Investment Companies which requires the disclosure of the per-share effect of redemption fees. Periods prior to December 1, 2001, have not been restated to reflect this change. Amounts computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
63

Emerging Markets - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
--------------------------------------------------------------------------------------------
                                                             INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------
                                                2005     2004     2003     2002     2001
--------------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $6.35    $5.33    $3.64    $4.08     $4.70
--------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(1)               0.03     --(2)    0.01     --(2)    (0.01)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)       2.07     1.01     1.67    (0.44)    (0.44)
--------------------------------------------------------------------------------------------
  Total From Investment Operations              2.10     1.01     1.68    (0.44)    (0.45)
--------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Realized Gains                      (0.09)      --       --       --     (0.17)
--------------------------------------------------------------------------------------------
Redemption Fees(3)                              --(2)    0.01     0.01       --        --
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $8.36    $6.35    $5.33    $3.64     $4.08
============================================================================================
  TOTAL RETURN(4)                              33.37%   19.14%   46.43%  (10.78)%  (10.01)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                           1.74%    1.80%    1.81%     1.85%     1.80%
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                           0.37%  (0.02)%    0.23%   (0.17)%   (0.07)%
------------------------------------------
Portfolio Turnover Rate                          153%     208%     286%      387%      326%
------------------------------------------
Net Assets, End of Period (in thousands)     $113,765  $92,673  $63,242   $18,969   $18,602
--------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) The fund adopted the provisions of the revised AICPA Audit and Accounting
    Guide for Investment Companies which requires the disclosure of the per-share effect of redemption fees. Periods prior to December 1, 2001, have not been restated to reflect this change. Amounts computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
64

Emerging Markets - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
-------------------------------------------------------------------------------------------
                                                              ADVISOR CLASS
-------------------------------------------------------------------------------------------
                                               2005    2004     2003      2002      2001
-------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $6.19    $5.22    $3.58    $4.03     $4.66
-------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(1)             (0.01)   (0.03)    --(2)    (0.01)   (0.04)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)      2.02     0.99     1.63    (0.44)    (0.42)
-------------------------------------------------------------------------------------------
  Total From Investment Operations             2.01     0.96     1.63    (0.45)    (0.46)
-------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Realized Gains                     (0.09)      --       --       --     (0.17)
-------------------------------------------------------------------------------------------
Redemption Fees(3)                             --(2)    0.01     0.01       --        --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $8.11    $6.19    $5.22    $3.58     $4.03
===========================================================================================
  TOTAL RETURN(4)                             32.77%   18.58%   45.81%  (11.17)%  (10.32)%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                          2.19%    2.25%    2.26%     2.30%     2.25%
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                        (0.08)%  (0.47)%  (0.22)%   (0.62)%   (0.52)%
------------------------------------------
Portfolio Turnover Rate                         153%     208%     286%      387%      326%
------------------------------------------
Net Assets, End of Period (in thousands)      $1,773   $1,178     $597    $1,254      $815
-------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) The fund adopted the provisions of the revised AICPA Audit and Accounting
    Guide for Investment Companies which requires the disclosure of the per-share effect of redemption fees. Periods prior to December 1, 2001, have not been restated to reflect this change. Amounts computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
65

Emerging Markets - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------------
                                                                  C CLASS
--------------------------------------------------------------------------------------
                                                  2005     2004     2003      2002(1)
--------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $6.12    $5.19    $3.58      $4.24
--------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(2)                (0.05)   (0.07)   (0.04)     (0.04)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)         1.97     0.99     1.64      (0.62)
--------------------------------------------------------------------------------------
  Total From Investment Operations                1.92     0.92     1.60      (0.66)
--------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Realized Gains                        (0.09)      --       --         --
--------------------------------------------------------------------------------------
Redemption Fees(3)                                --(4)    0.01     0.01         --
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $7.95    $6.12    $5.19      $3.58
======================================================================================
  TOTAL RETURN(5)                                31.67%   17.92%   44.97%    (15.57)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                             2.94%    3.00%    3.01%    3.05%(6)
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                           (0.83)%  (1.22)%  (0.97)%  (1.10)%(6)
------------------------------------------
Portfolio Turnover Rate                            153%     208%     286%     387%(7)
------------------------------------------
Net Assets, End of Period (in thousands)           $733     $521     $291         $54
--------------------------------------------------------------------------------------

(1) December 18, 2001 (commencement of sale) through November 30, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) The fund adopted the provisions of the revised AICPA Audit and Accounting
    Guide for Investment Companies which requires the disclosure of the per-share effect of redemption fees. Amounts computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2002.

See Notes to Financial Statements.

------
66

Global Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
----------------------------------------------------------------------------------------------
                                                                INVESTOR CLASS
----------------------------------------------------------------------------------------------
                                                2005      2004      2003     2002      2001
----------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $7.49     $6.48     $5.39    $6.18     $8.73
----------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(1)               --(2)    (0.01)     --(2)    0.01      --(2)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)       1.41      1.02      1.09    (0.80)    (1.90)
----------------------------------------------------------------------------------------------
  Total From Investment Operations              1.41      1.01      1.09    (0.79)    (1.90)
----------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                   (0.02)       --        --       --        --
-----------------------------------------
  From Net Realized Gains                         --        --        --       --     (0.65)
----------------------------------------------------------------------------------------------
  Total Distributions                          (0.02)       --        --       --     (0.65)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $8.88     $7.49     $6.48    $5.39     $6.18
==============================================================================================
  TOTAL RETURN(3)                              18.87%    15.59%    20.22%  (12.78)%  (23.62)%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                           1.30%     1.30%     1.31%     1.32%     1.30%
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                         (0.01)%   (0.12)%     0.00%     0.13%   (0.06)%
-----------------------------------------
Portfolio Turnover Rate                           36%       79%      152%      278%      232%
-----------------------------------------
Net Assets, End of Period (in thousands)     $378,976  $299,807  $250,306  $213,314  $272,402
----------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
67

Global Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
-------------------------------------------------------------------------------------------
                                                            INSTITUTIONAL CLASS
-------------------------------------------------------------------------------------------
                                               2005     2004     2003     2002      2001
-------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $7.55    $6.52    $5.41    $6.19     $8.74
-------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(1)              0.01     --(2)    0.01     0.02      0.01
------------------------------------------
  Net Realized and Unrealized Gain (Loss)      1.43     1.03     1.10    (0.80)    (1.90)
-------------------------------------------------------------------------------------------
  Total From Investment Operations             1.44     1.03     1.11    (0.78)    (1.89)
-------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                  (0.04)      --       --       --        --
------------------------------------------
  From Net Realized Gains                        --       --       --       --     (0.66)
-------------------------------------------------------------------------------------------
  Total Distributions                         (0.04)      --       --       --     (0.66)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $8.95    $7.55    $6.52     $5.41    $6.19
===========================================================================================
  TOTAL RETURN(3)                             19.22%   15.80%   20.52%  (12.60)%  (23.53)%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                          1.10%    1.10%    1.11%     1.12%     1.10%
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                          0.19%    0.08%    0.20%     0.33%     0.14%
------------------------------------------
Portfolio Turnover Rate                          36%      79%     152%      278%      232%
------------------------------------------
Net Assets, End of Period (in thousands)      $8,669   $6,774   $7,901    $3,288    $3,907
-------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
68

Global Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
-------------------------------------------------------------------------------------------
                                                              ADVISOR CLASS
-------------------------------------------------------------------------------------------
                                               2005     2004     2003     2002      2001
-------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $7.41    $6.43    $5.36    $6.16     $8.72
-------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(1)             (0.02)   (0.02)   (0.02)   (0.01)     --(2)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)      1.40     1.00     1.09    (0.79)    (1.93)
-------------------------------------------------------------------------------------------
  Total From Investment Operations             1.38     0.98     1.07    (0.80)    (1.93)
-------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Realized Gains                        --       --       --       --     (0.63)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $8.79    $7.41    $6.43    $5.36     $6.16
===========================================================================================
  TOTAL RETURN(3)                             18.62%   15.24%   19.96%  (12.99)%  (23.97)%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                          1.55%    1.55%    1.56%     1.57%     1.55%
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                        (0.26)%  (0.37)%  (0.25)%   (0.12)%   (0.31)%
------------------------------------------
Portfolio Turnover Rate                          36%      79%     152%      278%      232%
------------------------------------------
Net Assets, End of Period (in thousands)      $3,664   $2,475   $1,044      $537      $623
-------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
69

Global Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
-------------------------------------------------------------------------------------
                                                               C CLASS
-------------------------------------------------------------------------------------
                                                 2005     2004     2003      2002(1)
-------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $7.29    $6.37    $5.35      $6.14
-------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income (Loss)(2)               (0.08)   (0.08)   (0.05)     (0.03)
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)        1.38     1.00     1.07      (0.76)
-------------------------------------------------------------------------------------
  Total From Investment Operations               1.30     0.92     1.02      (0.79)
-------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $8.59    $7.29    $6.37      $5.35
=====================================================================================
  TOTAL RETURN(3)                               17.83%   14.44%   19.07%    (12.87)%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                            2.30%    2.30%    2.31%    2.32%(4)
-------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                          (1.01)%  (1.12)%  (1.00)%  (0.60)%(4)
-------------------------------------------
Portfolio Turnover Rate                            36%      79%     152%     278%(5)
-------------------------------------------
Net Assets, End of Period (in thousands)          $454     $184      $56         $25
-------------------------------------------------------------------------------------

(1) March 1, 2002 (commencement of sale) through November 30, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2002.

See Notes to Financial Statements.

------
70

Global Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
--------------------------------------------------------------------------------
                                                                       R CLASS
--------------------------------------------------------------------------------
                                                                       2005(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $8.37
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------------------------
  Net Investment Income (Loss)(2)                                       (0.02)
------------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                                0.51
--------------------------------------------------------------------------------
  Total From Investment Operations                                       0.49
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $8.86
================================================================================
  TOTAL RETURN(3)                                                        5.85%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     1.80%(4)
------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets         (0.71)%(4)
------------------------------------------------------------
Portfolio Turnover Rate                                                 36%(5)
------------------------------------------------------------
Net Assets, End of Period (in thousands)                                   $26
--------------------------------------------------------------------------------

(1) July 29, 2005 (commencement of sale) through November 30, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2005.

See Notes to Financial Statements.

------
71

International Opportunities - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------------------
                                                               INVESTOR CLASS
--------------------------------------------------------------------------------------------
                                               2005      2004     2003    2002      2001(1)
--------------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $9.35     $7.62    $4.73   $4.87       $5.00
--------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(2)              0.02     (0.05)  (0.01)    0.02       (0.02)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)      3.19      2.03     2.90   (0.19)      (0.11)
--------------------------------------------------------------------------------------------
  Total From Investment Operations             3.21      1.98     2.89   (0.17)      (0.13)
--------------------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                     --        --    (0.01)     --          --
-----------------------------------------
  From Net Realized Gains                     (0.29)    (0.27)      --      --          --
--------------------------------------------------------------------------------------------
  Total Distributions                         (0.29)    (0.27)   (0.01)     --          --
--------------------------------------------------------------------------------------------
Redemption Fees(3)                             --(4)     0.02     0.01    0.03          --
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $12.27     $9.35    $7.62   $4.73       $4.87
============================================================================================
  TOTAL RETURN(5)                             35.28%    27.14%   61.54%  (2.87)%     (2.60)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                          1.91%     1.97%    2.00%    2.01%    2.00%(6)
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                          0.20%   (0.63)%  (0.23)%    0.30%  (0.75)%(6)
-----------------------------------------
Portfolio Turnover Rate                         112%      139%     219%     257%        147%
-----------------------------------------
Net Assets, End of Period (in thousands)    $198,197  $176,100  $72,008  $21,977      $6,569
--------------------------------------------------------------------------------------------

(1) June 1, 2001 (fund inception) through November 30, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) The fund adopted the provisions of the revised AICPA Audit and Accounting
    Guide for Investment Companies which requires the disclosure of the per-share effect of redemption fees. Periods prior to December 1, 2001, have not been restated to reflect this change. Amounts computed using the average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6)  Annualized.

See Notes to Financial Statements.

------
72

International Opportunities - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                       INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                                  2005      2004      2003(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $9.37     $7.63      $4.80
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income (Loss)(2)                 0.10     (0.03)      0.01
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)         3.14      2.04       2.81
--------------------------------------------------------------------------------
  Total From Investment Operations                3.24      2.01       2.82
--------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Realized Gains                        (0.29)    (0.29)        --
--------------------------------------------------------------------------------
Redemption Fees                                   --(3)     0.02       0.01
--------------------------------------------------------------------------------
Net Asset Value, End of Period                  $12.32     $9.37      $7.63
================================================================================
  TOTAL RETURN(4)                                35.53%    27.50%     58.96%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                             1.71%     1.77%   1.80%(5)
-------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                             0.40%   (0.43)%   0.18%(5)
-------------------------------------------
Portfolio Turnover Rate                            112%      139%    219%(6)
-------------------------------------------
Net Assets, End of Period (in thousands)           $31    $10,868     $8,523
--------------------------------------------------------------------------------

(1) January 9, 2003 (commencement of sale) through November 30, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2003.

See Notes to Financial Statements.

------
73

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of International Stock Fund, International
Discovery Fund, Emerging Markets Fund, Global Growth Fund and International
Opportunities Fund (collectively the "Funds"), five of the mutual funds comprising American Century World Mutual Funds, Inc., as of November 30, 2005,
and the related statements of operations for the periods then ended, the statements of changes in net assets for the periods presented, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising American Century World Mutual Funds, Inc., as of November 30, 2005, the results of their operations for the periods then ended, the changes in their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 13, 2006

------
74

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American Century Global Investment Management, Inc. (ACGIM) or American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services, LLC (ACS LLC).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACGIM, ACIM, ACIS, and ACS LLC. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the funds also serve in a similar capacity for the other 13 investment companies advised by ACIM or ACGIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The information below is provided as of December 15, 2005.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1980
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1935
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1996
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc.
--------------------------------------------------------------------------------

                                                                    (continued)

------
75

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUND: Director, Chairman of the Board
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 1994
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUND: Director
FIRST YEAR OF SERVICE: 2001
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company (1992 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1958
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS LLC and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1959
POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman
FIRST YEAR OF SERVICE: 1990
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS LLC
and other ACC subsidiaries; Director, ACC, ACIM, ACGIM, ACIS, ACS LLC and other
ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
76

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUND: President
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chief Executive Officer and President, ACIS, ACGIM, ACIM and other ACC subsidiaries; Executive Vice President, ACS LLC; Director, ACC, ACIS, ACIM,
ACGIM, ACS LLC and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 1995
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); Executive Vice President, ACC (May 1995 to present); Also serves as:
Chief Executive Officer, Chief Financial Officer and President, ACS LLC; Chief
Financial Officer and Executive Vice President, ACGIM, ACIM, ACIS and other ACC subsidiaries; Treasurer, ACGIM, ACIM and other ACC subsidiaries; Director, ACC and other subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUND: Executive Vice President
FIRST YEAR OF SERVICE: 2005
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Executive Vice President, ACC
(November 2005 to present); Managing Director, Morgan Stanley (March 2000 to
November 2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Financial Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present); Also serves as: Senior Vice President, ACS LLC; Assistant
Treasurer, ACGIM, ACIM, ACIS, ACS LLC and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1958
POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACGIM, ACIM, ACIS, ACS LLC and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer
FIRST YEAR OF SERVICE: 2000
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACS LLC,
ACIM and ACGIM (March 2005 to present); Vice President, ACS LLC (February 2000 to present); Assistant General Counsel, ACS LLC (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUND: Controller
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS LLC (February
2000 to present); Controller-Fund Accounting, ACS LLC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUND: Tax Officer
FIRST YEAR OF SERVICE: 1997
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS LLC (April 1998 to present);
Also serves as: Vice President, ACGIM, ACIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

------
77

Approval of Management Agreements for International Discovery, Emerging Markets,
Global Growth and International Opportunities

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors (the "Directors") each year. At
American Century, this process -- referred to as the "15(c) Process" -- involves at least two board meetings spanning a 30 to 60 day period each year. In addition to this annual review, the board of directors and its committees oversee and evaluate at quarterly meetings the nature and quality of significant services the advisor performs on behalf of the fund. At these meetings the board reviews fund performance, shareholder services and feedback, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. The board, or committees of the board, also hold special meetings, as needed.

Under a new Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for its board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year, the Directors requested and received extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "Independent 15(c) Providers") concerning International Discovery, Emerging
Markets, Global Growth and International Opportunities (collectively, the
"funds") and the services provided to the funds under the management agreement.
The information included, but was not limited to:

*    the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreement;

*    reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

*    data comparing the cost of owning the funds to the cost of owning similar funds;

*    data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

*    financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

*    data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings and two special meetings to review and discuss the information provided by the advisor and the Independent 15(c) Providers and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. In addition, the independent directors met

                                                                    (continued)

------
78

Approval of Management Agreements for International Discovery, Emerging Markets,
Global Growth and International Opportunities

on several occasions in private session to review and discuss the information provided and evaluate the advisor's performance as manager of the funds.

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
Independent 15(c) Providers, and its independent counsel and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including, but not limited to:

*    fund construction and design

*    portfolio security selection

*    initial capitalization/funding

*    securities trading

*    custody of fund assets

*    daily valuation of the funds' portfolios

*    shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

*    legal services

*    regulatory and portfolio compliance

*    financial reporting

*    marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objective and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and a peer group of funds

                                                                    (continued)

------
79

Approval of Management Agreements for International Discovery, Emerging Markets,
Global Growth and International Opportunities

managed similarly to the funds. If performance concerns are identified, the
Directors discuss with the advisor and its portfolio managers the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Annually, the Directors review detailed performance information, as provided by the Independent 15(c) Providers, comparing the funds' performance with that of similar funds not managed by the advisor. Global Growth's performance was above the median of its peer group for both one and three year periods during part of the past year. International
Opportunities' performance was at the median of its peer group for the one year period and above the median for the three year period. International Discovery's performance fell below the median of its peer groups for both one and three year periods during the past year. Emerging Market's performance fell below the median of its peer groups for both one and three year periods during part of the past year. The Directors discussed the funds' performance with the advisor and were satisfied with the efforts being undertaken by the advisor. The Directors will continue to monitor those efforts and the performance of the funds.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at its regular quarterly meetings, including the annual meeting concerning contract review.
These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally considered the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that

                                                                    (continued)

------
80

Approval of Management Agreements for International Discovery, Emerging Markets,
Global Growth and International Opportunities

the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure with precision, particularly on a fund-by-fund basis. This analysis is further complicated by the fact that the advisor is required to make a continuing reinvestment in the business to provide additional content and services for fund shareholders. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various services to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing any economies of scale through a competitive fee structure, through breakpoints that reduce fees as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds'
independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other fund groups are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other fund groups may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the increased costs of operating the funds and the risk of administrative inefficiencies. Part of the
Directors' analysis of fee levels involves comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to International Discovery's shareholders was below the median of the total expense ratios of its peer group. The unified fees charged to Emerging
Market's and International Opportunities' shareholders were above the median of the total expense ratios of its peer group. The unified fee charged Global
Growth's shareholders was at the median of the total expense ratios of its peer group.

                                                                    (continued)

------
81

Approval of Management Agreements for International Discovery, Emerging Markets,
Global Growth and International Opportunities

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and in any event are added to the assets of the funds within the fund complex that use substantially the same investment management team to determine whether each fund has reached breakpoints in its fee schedule.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor and the
Independent 15(c) Providers concluded (i) that the investment management agreement between International Discovery, Global Growth and International
Opportunities and the advisor is fair and reasonable in light of the services provided and should be renewed and (ii) negotiated changes to the breakpoint schedule used to calculate the management fee of Emerging Markets. These changes were proposed by the Directors based on their review of the competitive changes in the mutual fund marketplace and their review of financial information provided by the advisor. The new schedule, effective July 29, 2005, will accelerate management fee reductions at lower asset levels than under the existing structure. Following these negotiations with the advisor, the Directors concluded that the investment management agreement between Emerging Markets and the advisor, amended as described above, is fair and reasonable in light of the services provided and should be renewed.

------
82

Share Class Information

One class of shares is authorized by International Stock: Investor Class. Three classes of shares are authorized for sale by International Discovery: Investor
Class, Institutional Class, and Advisor Class. Four classes of shares are authorized for sale by Emerging Markets: Investor Class, Institutional Class,
Advisor Class, and C Class. Five classes of shares are authorized for sale by
Global Growth: Investor Class, Institutional Class, Advisor Class, C Class, and
R Class. Two classes of shares are authorized for sale by International
Opportunities: Investor Class and Institutional Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of Advisor Class, C Class and R Class shares are higher than that of Investor Class shares. International Discovery is closed to new investors. Shareholders who have open accounts may make additional investments and reinvest dividends and capital gains distributions as long as such accounts remain open. As of November 30, 2005, Global Growth was closed to new self-directed retail investors but is available through financial intermediaries. Self-directed retail investors with open accounts may make additional investments and reinvest dividends and capital gains distributions as long as such accounts remain open. International Opportunities is closed to all investments except reinvested dividends and capital gains distributions.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

                                                                    (continued)

------
83

Share Class Information

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 service and distribution fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50% annual Rule
12b-1 service and distribution fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
84

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Global Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on
American Century's Web site at americancentury.com and on the Securities and
Exchange Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

                                                                    (continued)

------
85

Additional Information

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

------
86

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE(reg.tm) (Europe, Australia, Far East) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EM (Emerging Markets) INDEX(SM) represents the performance of stocks in global emerging market countries.

The MSCI WORLD FREE INDEX represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

The S&P/CITIGROUP EMI (Extended Market Index) GROWTH WORLD EX-US represents the smaller-cap universe of stocks of growth companies in developed country markets outside the United States.

------
87

Notes

------
88

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Global Investment Management, Inc.
New York, New York

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
                                                                  COMPANIES

The American Century Investments logo,
American Century and
American Century Investments
are service marks of American               American Century Investment
Century Proprietary Holdings, Inc.          Services, Inc., Distributor

0601                                        (c)2006 American Century Proprietary
SH-ANN-47305S                               Holdings, Inc. All rights reserved.

--------------------------------------------------------------------------------
American Century Investments
ANNUAL REPORT

NOVEMBER 30, 2005

[image of woman looking over man's shoulder]

Life Sciences Fund
Technology Fund

[american century investments logo and text logo]

Our Message to You  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

LIFE SCIENCES

TECHNOLOGY

FINANCIAL STATEMENTS

OTHER INFORMATION
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
Approval of Management Agreements

The opinions expressed in each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American
Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Our Message to You

[photo of James E. Stowers III and James E. Stowers, Jr.]

                JAMES E. STOWERS III
              WITH JAMES E. STOWERS, JR.

We are pleased to provide you with the annual report for the American Century
Life Sciences and Technology funds for the year ended November 30, 2005.

The report includes comparative performance figures, portfolio and market commentary, summary tables, a full list of portfolio holdings, and financial statements and highlights. We hope you find this information helpful in monitoring your investment.

Through our Web site, americancentury.com, we provide quarterly commentaries on all American Century portfolios, the views of our senior investment officers, and other communications about investments, portfolio strategy, and the markets.

Your next shareholder report for these funds will be the semiannual report dated
May 31, 2006, available in approximately six months.

As always, we deeply appreciate your investment with American Century
Investments.

Sincerely,

      /s/James E. Stowers, Jr.
      James E. Stowers, Jr.
      FOUNDER
      AMERICAN CENTURY COMPANIES, INC.

      /s/James E. Stowers III
      James E. Stowers III
      CHAIRMAN OF THE BOARD
      AMERICAN CENTURY COMPANIES, INC.

------
1

Life Sciences - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2005
                                      ----------------------
                                      AVERAGE ANNUAL RETURNS
-----------------------------------------------------------------------
                                                    SINCE     INCEPTION
                             1 YEAR     5 YEARS   INCEPTION     DATE
-----------------------------------------------------------------------
INVESTOR CLASS               13.43%      0.67%      1.63%      6/30/00
-----------------------------------------------------------------------
S&P COMPOSITE 1500
HEALTH CARE INDEX            10.26%     -1.23%      0.12%        --
-----------------------------------------------------------------------
S&P 500 INDEX(1)              8.44%      0.64%     -1.18%        --
-----------------------------------------------------------------------
Institutional Class          13.50%      0.89%      0.90%      7/17/00
-----------------------------------------------------------------------
Advisor Class                13.15%      0.40%     -0.34%     11/14/00
-----------------------------------------------------------------------
C Class                      12.06%        --       1.21%     11/29/01
-----------------------------------------------------------------------

(1) Data provided by Lipper Inc. -- 2005 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

(continued)

------
2

Life Sciences - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made June 30, 2000

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended November 30
--------------------------------------------------------------------------------
                        2000*     2001      2002      2003      2004      2005
--------------------------------------------------------------------------------
Investor Class          5.60%    -5.35%   -27.31%    23.16%     7.57%    13.43%
--------------------------------------------------------------------------------
S&P Composite 1500
Health Care Index       7.11%    -6.10%   -18.37%     8.06%     2.91%    10.26%
--------------------------------------------------------------------------------
S&P 500 Index          -9.16%   -12.22%   -16.51%    15.09%    12.86%     8.44%
--------------------------------------------------------------------------------

* From 6/30/00, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Life Sciences - Portfolio Commentary

PORTFOLIO MANAGERS ON THE LIFE SCIENCES INVESTMENT TEAM: ARNOLD DOUVILLE AND
CHRISTY TURNER.

Life Sciences gained 13.43%* during the 12 months ended November 30, 2005, outperforming the 10.26% return of the S&P Composite 1500 Health Care Index (the
Composite). Since its June 30, 2000, inception, the fund has achieved an average annual return of 1.63%, ahead of the 0.12% return posted by the Composite.

STOCKS OVERCOME CHALLENGES

Equity investors faced numerous challenges during the months covered by this report, a period that saw eight increases in short-term interest rates, a new record high for oil, and three major hurricanes. Despite those challenges, the equities market ultimately demonstrated resilience and secured solid gains.

Against that backdrop, Life Sciences achieved positive contributions from all but one of its industry selections in the health care sector. The fund delivered performance that surpassed that of the Composite, results attributable to effective stock selection.

HEALTH CARE PROVIDERS PACE GAINS

Health care providers and services companies commanded considerable attention during the fiscal year, and the group emerged as a clear market leader, evidenced by the 23.03% gain of the Morgan Stanley Healthcare Providers Index, which tracks the performance of hospitals, and the 45.05% advance of the Morgan
Stanley Healthcare Payor Index, which measures the progress of HMOs.

This group represented, on average, our largest single stake. The majority of our holdings fared well, including PacifiCare Health Systems, UnitedHealth Group
Inc., Aetna Inc., and Renal Care Group Inc., all of which ranked high among the contributors.

The most rewarding position in this area was WellPoint, an HMO and our top-contributing stock. During the period, WellPoint continued to benefit from the successful completion of its merger with Anthem, a deal valued at $16.5 billion, and announced plans to merge with WellChoice. The company also consistently reported improved

TOP TEN HOLDINGS
AS OF NOVEMBER 30, 2005
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        11/30/05               5/31/05
--------------------------------------------------------------------------------

Johnson & Johnson                         5.1%                  6.7%
--------------------------------------------------------------------------------
iShares Dow Jones
US Healthcare Sector
Index Fund                                5.0%                   --
--------------------------------------------------------------------------------
Amgen Inc.                                4.3%                  2.0%
--------------------------------------------------------------------------------
Renal Care Group Inc.                     4.0%                  3.0%
--------------------------------------------------------------------------------
UnitedHealth Group
Incorporated                              3.4%                  3.2%
--------------------------------------------------------------------------------
WellPoint Inc.                            3.2%                  3.6%
--------------------------------------------------------------------------------
Medtronic, Inc.                           3.0%                     -
--------------------------------------------------------------------------------
Aetna Inc.                                3.0%                  4.2%
--------------------------------------------------------------------------------
Wyeth                                     2.9%                  4.0%
--------------------------------------------------------------------------------
Gilead Sciences, Inc.                     2.5%                  3.7%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.

(continued)

------
4

Life Sciences - Portfolio Commentary

revenues driven by solid pricing, increased membership and cost controls. All were factors that supported the stock's climb.

SUCCESS IN BIOTECHNOLOGY

Biotechnology stocks also garnered investors' attentions, as reflected in the
29.84% climb of the AMEX Biotechnology Index during the year. We focused on large, established companies --a strategy that made this group a rich source of absolute performance and produced a top-contributing stock that was not represented in the Composite. Genentech, a leading biotech firm, benefited from the results of clinical trials that underscored the effectiveness of its drugs
Avastin and Herceptin in improving survival for cancer patients, news that was well received by investors.

SOME DISAPPOINTMENTS

While investments in the health care equipment and supplies industry augmented returns overall, some holdings nonetheless fell short. One was orthopedic-products firm Biomet, which makes replacement joints. Though the company twice reported record earnings, its stock faltered early in the period amid scrutiny into consultant and service agreements and payment practices by numerous firms in the industry, including Biomet. Still, we view this issue as transitory and see increased demand for its stable of products. Because of our continued confidence in this firm's long-term growth prospects, we have maintained a position.

Elsewhere, our stake in the pharmaceutical industry, the only industry-level detractor in the health care sector, represented a modest drag on absolute performance. Several of our holdings retreated, including Pfizer, among the portfolio's top detractors. Late in the year, Pfizer reported that patent expirations and increased generic competition alongside slower prescription rates had eroded revenues. The share price fell sharply, and though we eliminated the position, it was not before incurring a loss.

Overall, however, we remained underweight the pharmaceutical stocks, and better security selection helped us avoid some of the market's most downtrodden names in favor of those that either advanced or suffered lesser declines.
Consequently, this industry represented our greatest source of strength relative to the Composite.

INDUSTRY ALLOCATION
AS OF NOVEMBER 30, 2005
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       11/30/05               5/31/05
--------------------------------------------------------------------------------
Health Care Providers
& Services                               31.7%                 36.7%
--------------------------------------------------------------------------------
Pharmaceuticals                          25.0%                 26.1%
--------------------------------------------------------------------------------
Health Care Equipment
& Supplies                               21.8%                 18.2%
--------------------------------------------------------------------------------
Biotechnology                            13.6%                 14.8%
--------------------------------------------------------------------------------
Diversified                               5.0%                  --
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                       11/30/05               5/31/05
--------------------------------------------------------------------------------
Common Stocks                            97.1%                 95.8%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               3.5%                  5.5%
--------------------------------------------------------------------------------
Other Assets &
Liabilities*                            (0.6)%                (1.3)%
--------------------------------------------------------------------------------

*Includes collateral received for securities lending and other assets and liabilities.

------
5

Life Sciences - Schedule of Investments

NOVEMBER 30, 2005

Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.1%
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 13.6%
--------------------------------------------------------------------------------
 85,000    Amgen Inc.(1)                                           $  6,879,050
--------------------------------------------------------------------------------
 65,000    Charles River Laboratories(1)                              2,961,400
--------------------------------------------------------------------------------
 58,000    Digene Corp.(1)(2)                                         1,590,360
--------------------------------------------------------------------------------
 38,936    Genentech, Inc.(1)                                         3,723,060
--------------------------------------------------------------------------------
 78,000    Gilead Sciences, Inc.(1)                                   3,953,820
--------------------------------------------------------------------------------
 46,000    Progenics Pharmaceuticals,
           Inc.(1)(2)                                                 1,217,620
--------------------------------------------------------------------------------
129,242    QIAGEN N.V.(1)(2)                                          1,451,388
--------------------------------------------------------------------------------
                                                                     21,776,698
--------------------------------------------------------------------------------
DIVERSIFIED -- 5.0%
--------------------------------------------------------------------------------
130,000    iShares Dow Jones U.S. Healthcare Sector
           Index Fund(2)                                              7,987,200
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 21.8%
--------------------------------------------------------------------------------
 82,000    Baxter International, Inc.                                 3,188,980
--------------------------------------------------------------------------------
 92,500    Biomet Inc.                                                3,294,850
--------------------------------------------------------------------------------
 61,300    Cytyc Corp.(1)                                             1,686,363
--------------------------------------------------------------------------------
 41,000    Dade Behring Holdings Inc.                                 1,676,490
--------------------------------------------------------------------------------
 38,000    Hospira Inc.(1)                                            1,677,700
--------------------------------------------------------------------------------
 60,000    ICU Medical Inc.(1)                                        2,158,800
--------------------------------------------------------------------------------
 86,000    Medtronic, Inc.                                            4,779,020
--------------------------------------------------------------------------------
 72,300    St. Jude Medical, Inc.(1)                                  3,453,771
--------------------------------------------------------------------------------
 82,858    Stryker Corp.                                              3,587,751
--------------------------------------------------------------------------------
 73,000    Sybron Dental
           Specialties Inc.(1)(2)                                     3,193,020
--------------------------------------------------------------------------------
108,500    Thermo Electron Corp.(1)                                   3,347,225
--------------------------------------------------------------------------------
104,000    Viasys Healthcare Inc.(1)(2)                               2,839,200
--------------------------------------------------------------------------------
  1,550    Zoll Medical Corp.(1)(2)                                      40,316
--------------------------------------------------------------------------------
                                                                     34,923,486
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 31.7%
--------------------------------------------------------------------------------
 51,500    Aetna Inc.                                                 4,763,235
--------------------------------------------------------------------------------
 32,000    Cardinal Health, Inc.                                      2,046,400
--------------------------------------------------------------------------------
 32,000    Caremark Rx Inc.(1)                                        1,644,480
--------------------------------------------------------------------------------
 53,126    Community Health
           Systems Inc.(1)(2)                                         2,129,821
--------------------------------------------------------------------------------
 33,000    Covance Inc.(1)                                            1,568,820
--------------------------------------------------------------------------------
 29,000    Coventry Health Care Inc.(1)                               1,727,530
--------------------------------------------------------------------------------
 85,000    Henry Schein, Inc.(1)(2)                                   3,625,250
--------------------------------------------------------------------------------
 43,500    Humana Inc.(1)                                             1,993,605
--------------------------------------------------------------------------------

Shares                                                               Value
--------------------------------------------------------------------------------
 56,800    LifePoint Hospitals Inc.(1)                             $  2,161,240
--------------------------------------------------------------------------------
 70,000    McKesson Corp.                                             3,521,000
--------------------------------------------------------------------------------
 45,000    Medco Health Solutions Inc.(1)                             2,414,250
--------------------------------------------------------------------------------
100,000    PSS World Medical Inc.(1)(2)                               1,647,000
--------------------------------------------------------------------------------
 47,000    Radiation Therapy
           Services Inc.(1)(2)                                        1,783,180
--------------------------------------------------------------------------------
135,500    Renal Care Group Inc.(1)                                   6,361,724
--------------------------------------------------------------------------------
102,402    Symbion Inc.(1)(2)                                         2,743,350
--------------------------------------------------------------------------------
 91,587    UnitedHealth Group
           Incorporated                                               5,482,398
--------------------------------------------------------------------------------
 65,902    WellPoint Inc.(1)                                          5,063,251
--------------------------------------------------------------------------------
                                                                     50,676,534
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 25.0%
--------------------------------------------------------------------------------
 34,250    American Pharmaceutical
           Partners Inc.(1)(2)                                        1,302,185
--------------------------------------------------------------------------------
 73,000    AstraZeneca plc ADR                                        3,361,650
--------------------------------------------------------------------------------
275,000    AVANIR Pharmaceuticals
           Cl A(1)(2)                                                   772,750
--------------------------------------------------------------------------------
 30,000    Endo Pharmaceuticals
           Holdings Inc.(1)                                             897,600
--------------------------------------------------------------------------------
103,109    IVAX Corp.(1)                                              3,089,146
--------------------------------------------------------------------------------
132,000    Johnson & Johnson                                          8,151,000
--------------------------------------------------------------------------------
 82,500    K-V Pharmaceutical
           Co. Cl A(1)(2)                                             1,633,500
--------------------------------------------------------------------------------
 75,000    Novartis AG ADR                                            3,930,000
--------------------------------------------------------------------------------
 22,000    Roche Holding AG ORD                                       3,305,604
--------------------------------------------------------------------------------
 90,000    Sanofi-Aventis ADR                                         3,618,900
--------------------------------------------------------------------------------
168,000    Schering-Plough Corp.                                      3,245,760
--------------------------------------------------------------------------------
 52,000    Teva Pharmaceutical
           Industries Ltd. ADR(2)                                     2,125,760
--------------------------------------------------------------------------------
112,000    Wyeth                                                      4,654,720
--------------------------------------------------------------------------------
                                                                     40,088,575
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $137,748,591)                                                 155,452,493
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 3.5%
--------------------------------------------------------------------------------
Repurchase Agreement, Deutsche Bank
Securities, Inc., (collateralized by various
U.S. Treasury obligations, 3.00%, 7/15/12,
valued at $5,708,970), in a joint trading
account at 3.92%, dated 11/30/05,
due 12/1/05 (Delivery value $5,600,610)
(Cost $5,600,000)                                                     5,600,000
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
6

Life Sciences - Schedule of Investments

NOVEMBER 30, 2005

Shares                                                               Value
--------------------------------------------------------------------------------
COLLATERAL RECEIVED FOR
SECURITIES LENDING(3) -- 12.4%
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Repurchase Agreement, Morgan Stanley
Group, Inc., (collateralized by various
U.S. Government Agency obligations in
a pooled account at the lending agent),
4.02%, dated 11/30/05, due 12/1/05
(Delivery value $1,735,324)                                        $  1,735,130
--------------------------------------------------------------------------------
Repurchase Agreement, UBS AG,
(collateralized by various U.S. Government
Agency obligations in a pooled account at
the lending agent), 4.06%, dated 11/30/05,
due 12/1/05 (Delivery value $18,127,409)                             18,125,365
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED FOR SECURITIES LENDING
(Cost $19,860,495)                                                 $ 19,860,495
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 113.0%
(Cost $163,209,086)                                                 180,912,988
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (13.0)%                             (20,855,667)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                         $160,057,321
================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

  Contracts to Sell      Settlement Date      Value      Unrealized Gain (Loss)
-------------------------------------------------------------------------------
2,196,700 CHF for USD        12/30/05       $1,675,039         $(3,693)
                                           ====================================

(Value on Settlement Date $1,671,346)

*Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

CHF = Swiss Franc

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of November 30, 2005.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 5 in Notes to Financial Statements.)

See Notes to Financial Statements.

------
7

Technology - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2005
                                        ----------------------
                                        AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                        SINCE         INCEPTION
                          1 YEAR       5 YEARS        INCEPTION          DATE
--------------------------------------------------------------------------------
INVESTOR CLASS             7.75%       -9.27%          -15.86%         6/30/00
--------------------------------------------------------------------------------
S&P COMPOSITE 1500
TECHNOLOGY INDEX           7.21%       -7.14%          -13.42%            --
--------------------------------------------------------------------------------
S&P 500 INDEX(1)           8.44%        0.64%           -1.18%            --
--------------------------------------------------------------------------------
Institutional Class        7.94%       -9.06%          -17.37%         7/14/00
--------------------------------------------------------------------------------
Advisor Class              7.46%       -9.56%          -16.10%         6/30/00
--------------------------------------------------------------------------------

(1) Data provided by Lipper Inc. -- 2005 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

                                                                   (continued)

------
8

Technology - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made June 30, 2000

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended November 30
------------------------------------------------------------------------------
                        2000*      2001      2002      2003     2004     2005
------------------------------------------------------------------------------
Investor Class        -36.20%    -34.48%   -31.10%    35.97%   -7.05%    7.75%
------------------------------------------------------------------------------
S&P Composite 1500
Technology Index      -33.66%    -29.22%   -27.70%    24.02%    1.48%    7.21%
------------------------------------------------------------------------------
S&P 500 Index          -9.16%    -12.22%   -16.51%    15.09%   12.86%    8.44%
------------------------------------------------------------------------------
* From 6/30/00, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
9

Technology - Portfolio Commentary

PORTFOLIO MANAGER ON THE TECHNOLOGY INVESTMENT TEAM: TOM TELFORD.

Technology gained 7.75%* during the 12 months ended November 30, 2005, outperforming its benchmark, the S&P Composite 1500 Technology Index (the
Composite), which rose only 7.21%.

SECOND-HALF SURGE

It was a tale of two markets as stocks, technology stocks in particular, struggled in the first half of the fiscal year. After bottoming out in April, however, stocks rebounded with tech stocks leading the way. For instance, the
Composite declined 1.39% for the first six months covered by this report, then gained 8.72% in the final half of the period.

THE INTERNET REVOLUTION

Technology's strongest performance came from the Internet software and services industry. The portfolio's holdings here in aggregate gained approximately 56%, far outpacing the benchmark's 9% return in this sector. Internet search-engine company Google was responsible for much of the portfolio's advance, spurred by strong earnings reports.

Google is at the forefront of the move toward online advertising. Consumers are spending more of their media time online, and advertising dollars are following.
Technology research firm Forrester Research predicted total U.S. online advertising and marketing spending in 2005 of nearly $15 billion, a 23% increase over 2004. It expects that amount to almost double by 2010. The global expansion of the Internet and online advertising has helped propel other companies in the portfolio, including Tokyo-based Softbank, which owns a 42% stake in Yahoo
Japan.

APPLE'S HALO EFFECT

Apple Computer was another leading contributor in the portfolio as the success of the iPod and market-share gains in personal computers boosted revenues and earnings. Apple uses flash memory in its iPod products instead of hard-disk drives for storage, which helped lift the stocks of flash memory companies.

The growing demand for flash technology in consumer electronics fueled

TOP TEN HOLDINGS
AS OF NOVEMBER 30, 2005
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        11/30/05               5/31/05
--------------------------------------------------------------------------------
Softbank Corp. ORD                        4.3%                   --
--------------------------------------------------------------------------------
Google Inc. Cl A                          3.6%                  4.8%
--------------------------------------------------------------------------------
NII Holdings, Inc.                        3.2%                   --
--------------------------------------------------------------------------------
Fujitsu Ltd. ORD                          3.0%                   --
--------------------------------------------------------------------------------
Hewlett-Packard Co.                       3.0%                   --
--------------------------------------------------------------------------------
Lawson Software Inc.                      2.7%                   --
--------------------------------------------------------------------------------
Business Objects SA ADR                   2.7%                   --
--------------------------------------------------------------------------------
Motorola, Inc.                            2.4%                  1.5%
--------------------------------------------------------------------------------
Accenture Ltd. Cl A                       2.2%                   --
--------------------------------------------------------------------------------
Adobe Systems Inc.                        2.1%                   --
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.
(continued)

------
10

Technology - Portfolio Commentary

a surge in SanDisk's stock. The flash-memory maker owns a large portion of the intellectual property rights surrounding flash technology. This means that in addition to the profits it earns on its own products, SanDisk also receives royalty payments from other companies, which boosts revenues and earnings as flash becomes more widely used.

SETBACKS

Data-integration software maker TIBCO Software was the top individual detractor to Technology's returns. TIBCO's share price fell sharply in early March when the company unexpectedly lowered its earnings target due to sales missteps in
Europe. Shares in QLogic, a maker of storage networking components, slid on worries about slowing growth in the storage network business. Both positions were sold.

SELECTIVE MARKET

The technology sector has been a challenging place to invest in the past five years. However, we are encouraged by a variety of data that suggest we are entering a period that may favor select technology shares.

The economy has been growing at a moderate, healthy rate, and corporate earnings have posted solid double-digit gains for the past 12 straight quarters. In fact, corporations have been sitting on record levels of cash and are now finding that they need to invest in technology again in order to maintain earnings and productivity growth.

For instance, we see growing interest in the convergence of wireless networking--combining voice, video and data capabilities into a single device without disruption in connections. Motorola, a top-ten position, calls this
"seamless mobility," and it's taking a lead role in developing next-generation networks, services and devices. The stock was a top contributor during the fund's fiscal year, bolstered in part by the popularity of its new Razr cellphone.

We remain committed to pursuing attractive investment opportunities for the portfolio. In the months ahead, we will continue searching for companies benefiting from positive developments in the technology sector.

TOP FIVE INDUSTRIES
AS OF NOVEMBER 30, 2005
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        11/30/05               5/31/05
--------------------------------------------------------------------------------
Semiconductors &
Semiconductor Equipment                  17.3%                 17.3%
--------------------------------------------------------------------------------
Internet Software
& Services                               14.1%                 12.8%
--------------------------------------------------------------------------------
Computers & Peripherals                  13.5%                 18.0%
--------------------------------------------------------------------------------
Software                                 11.6%                 10.1%
--------------------------------------------------------------------------------
Communications
Equipment                                10.9%                 16.6%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                        11/30/05               5/31/05
--------------------------------------------------------------------------------
Common Stocks                           100.2%                 99.2%
--------------------------------------------------------------------------------
Temporary Cash
Investments                               0.3%                  --
--------------------------------------------------------------------------------
Other Assets &
Liabilities*                            (0.5)%                  0.8%
--------------------------------------------------------------------------------

*Includes collateral received for securities lending and other assets and liabilities.

------
11

Technology - Schedule of Investments

NOVEMBER 30, 2005

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 100.2%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 3.0%
--------------------------------------------------------------------------------
109,563    BE Aerospace, Inc.(1)                                   $  1,919,544
--------------------------------------------------------------------------------
 52,059    Ceradyne Inc.(1)(2)                                        2,451,458
--------------------------------------------------------------------------------
                                                                      4,371,002
--------------------------------------------------------------------------------
AUTO COMPONENTS -- 0.7%
--------------------------------------------------------------------------------
 52,000    Toyoda Gosei Co. Ltd. ORD                                    993,824
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.8%
--------------------------------------------------------------------------------
 52,200    American
           Reprographics Co.(1)(2)                                    1,122,822
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 10.9%
--------------------------------------------------------------------------------
256,311    Centillium Communications, Inc.(1)                         1,179,031
--------------------------------------------------------------------------------
106,368    Corning Inc.(1)                                            2,153,952
--------------------------------------------------------------------------------
164,241    Foundry Networks, Inc.(1)(2)                               2,281,307
--------------------------------------------------------------------------------
938,600    JDS Uniphase Corp.(1)                                      2,412,202
--------------------------------------------------------------------------------
142,697    Motorola, Inc.                                             3,437,571
--------------------------------------------------------------------------------
 44,544    QUALCOMM Inc.                                              2,025,416
--------------------------------------------------------------------------------
209,171    Tellabs, Inc.(1)                                           2,146,094
--------------------------------------------------------------------------------
                                                                     15,635,573
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 13.5%
--------------------------------------------------------------------------------
169,675    Adaptec, Inc.(1)                                             843,285
--------------------------------------------------------------------------------
 34,347    Apple Computer, Inc.(1)                                    2,329,414
--------------------------------------------------------------------------------
 83,197    Electronics for
           Imaging, Inc.(1)(2)                                        2,323,692
--------------------------------------------------------------------------------
598,000    Fujitsu Ltd. ORD                                           4,371,958
--------------------------------------------------------------------------------
147,101    Hewlett-Packard Co.                                        4,364,487
--------------------------------------------------------------------------------
 54,885    Neoware Systems Inc.(1)(2)                                 1,200,335
--------------------------------------------------------------------------------
 33,720    SanDisk Corp.(1)                                           1,721,743
--------------------------------------------------------------------------------
429,000    Toshiba Corp. ORD                                          2,255,633
--------------------------------------------------------------------------------
                                                                      9,410,547
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.7%
--------------------------------------------------------------------------------
523,000    Fuji Electric Holdings
           Co. Ltd. ORD                                               2,422,509
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 7.0%
--------------------------------------------------------------------------------
196,155    Aeroflex Inc.(1)                                           2,151,820
--------------------------------------------------------------------------------
102,765    Metrologic Instruments Inc.(1)                             2,009,056
--------------------------------------------------------------------------------
 64,670    Multi-Fineline
           Electronix, Inc.(1)(2)                                     2,392,790
--------------------------------------------------------------------------------
114,286    Plexus Corp.(1)(2)                                         2,457,149
--------------------------------------------------------------------------------
115,668    TTM Technologies, Inc.(1)(2)                               1,057,206
--------------------------------------------------------------------------------
                                                                     10,068,021
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 1.6%
--------------------------------------------------------------------------------
 80,098    Merge Technologies Inc.(1)                                 2,285,997
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.5%
--------------------------------------------------------------------------------
110,000    Matsushita Electric
           Industrial Co., Ltd. ORD                                   2,217,076
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL -- 1.3%
--------------------------------------------------------------------------------
107,398    VistaPrint Ltd.(1)(2)                                   $  1,950,348
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 14.1%
--------------------------------------------------------------------------------
312,027    24/7 Real Media, Inc.(1)(2)                                2,309,000
--------------------------------------------------------------------------------
118,592    Akamai Technologies, Inc.(1)(2)                            2,367,096
--------------------------------------------------------------------------------
 12,657    Google Inc. Cl A(1)                                        5,125,958
--------------------------------------------------------------------------------
110,656    Interwoven Inc.(1)(2)                                      1,050,125
--------------------------------------------------------------------------------
133,209    RADVision Ltd.(1)                                          2,264,553
--------------------------------------------------------------------------------
 59,400    Rediff.Com India Ltd. ADR(1)(2)                            1,006,236
--------------------------------------------------------------------------------
 76,400    Softbank Corp. ORD                                         6,146,687
--------------------------------------------------------------------------------
                                                                     20,269,655
--------------------------------------------------------------------------------
IT SERVICES -- 8.8%
--------------------------------------------------------------------------------
112,907    Accenture Ltd. Cl A                                        3,211,075
--------------------------------------------------------------------------------
 63,620    Automatic Data
           Processing, Inc.                                           2,990,140
--------------------------------------------------------------------------------
 19,400    Nomura Research Institute
           Ltd. ORD                                                   1,991,487
--------------------------------------------------------------------------------
129,009    RightNow
           Technologies, Inc.(1)(2)                                   2,336,353
--------------------------------------------------------------------------------
 59,894    Satyam Computer Services
           Ltd. ADR                                                   2,110,665
--------------------------------------------------------------------------------
                                                                     12,639,720
--------------------------------------------------------------------------------
MACHINERY -- 0.7%
--------------------------------------------------------------------------------
 15,615    American Science and
           Engineering Inc.(1)(2)                                     1,053,388
--------------------------------------------------------------------------------
SEMICONDUCTORS &  SEMICONDUCTOR EQUIPMENT -- 17.3%
--------------------------------------------------------------------------------
 69,984    Advanced Micro
           Devices, Inc.(1)                                           1,832,181
--------------------------------------------------------------------------------
260,391    Anadigics, Inc.(1)(2)                                      1,365,751
--------------------------------------------------------------------------------
 41,407    Broadcom Corp.(1)                                          1,927,082
--------------------------------------------------------------------------------
121,369    California Micro Devices
           Corporation(1)(2)                                          1,112,954
--------------------------------------------------------------------------------
 39,958    Cree, Inc.(1)(2)                                           1,072,073
--------------------------------------------------------------------------------
 80,281    Intersil Corp. Cl A                                        2,059,208
--------------------------------------------------------------------------------
252,166    Kulicke and Soffa
           Industries, Inc.(1)(2)                                     2,130,802
--------------------------------------------------------------------------------
140,429    Micron Technology, Inc.(1)                                 2,002,518
--------------------------------------------------------------------------------
290,123    Silicon Storage
           Technology, Inc.(1)(2)                                     1,598,578
--------------------------------------------------------------------------------
 39,738    SiRF Technology
           Holdings, Inc.(1)(2)                                       1,101,537
--------------------------------------------------------------------------------
 36,873    Standard Microsystems
           Corp.(1)(2)                                                1,102,503
--------------------------------------------------------------------------------
 52,373    Supertex Inc.(1)(2)                                        2,212,235
--------------------------------------------------------------------------------
230,992    Taiwan Semiconductor
           Manufacturing Co. Ltd. ADR                                 2,212,902
--------------------------------------------------------------------------------
 50,696    Teradyne, Inc.(1)                                            741,682
--------------------------------------------------------------------------------
 60,513    Trident Microsystems, Inc.(1)                              1,140,065
--------------------------------------------------------------------------------
276,003    TriQuint Semiconductor,
           Inc.(1)(2)                                                 1,242,014
--------------------------------------------------------------------------------
                                                                     24,854,085
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
12

Technology - Schedule of Investments

NOVEMBER 30, 2005

Shares                                                                  Value
--------------------------------------------------------------------------------
SOFTWARE -- 11.6%
--------------------------------------------------------------------------------
299,818    Actuate Corp.(1)(2)                                     $    989,399
--------------------------------------------------------------------------------
 91,907    Adobe Systems Inc.                                         2,997,087
--------------------------------------------------------------------------------
 19,106    Advent Software, Inc.(1)                                     547,196
--------------------------------------------------------------------------------
 98,300    Business Objects SA ADR(1)(2)                              3,906,442
--------------------------------------------------------------------------------
 23,036    Cerner Corporation(1)(2)                                   2,220,670
--------------------------------------------------------------------------------
515,125    Lawson Software Inc.(1)(2)                                 3,909,800
--------------------------------------------------------------------------------
304,100    Smith Micro Software Inc.(1)                               2,077,003
--------------------------------------------------------------------------------
                                                                     16,647,597
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 5.7%
--------------------------------------------------------------------------------
289,900    @Road Inc.(1)                                              1,437,904
--------------------------------------------------------------------------------
 83,182    American Tower Corp. Cl A(1)                               2,270,037
--------------------------------------------------------------------------------
105,800    NII Holdings, Inc.(1)                                      4,597,010
--------------------------------------------------------------------------------
                                                                      8,304,951
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $121,411,661)                                                 144,247,115
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.3%

Repurchase Agreement, Morgan Stanley
Group, Inc., (collateralized by various U.S.
Treasury obligations, 7.25%-8.125%,
5/15/16-8/15/21, valued at $407,016),
in a joint trading account at 3.91%,
dated 11/30/05, due 12/1/05
(Delivery value $400,043)
(Cost $400,000)                                                         400,000
--------------------------------------------------------------------------------

                                                                        Value
--------------------------------------------------------------------------------
COLLATERAL RECEIVED FOR
SECURITIES LENDING(3) -- 18.3%
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Repurchase Agreement, Morgan Stanley
Group, Inc., (collateralized by various U.S.
Government Agency obligations in a pooled
account at the lending agent), 4.02%,
dated 11/30/05, due 12/1/05
(Delivery value $4,657,770)                                        $  4,657,250
--------------------------------------------------------------------------------
Repurchase Agreement, UBS AG,
(collateralized by various U.S. Government
Agency obligations in a pooled account at
the lending agent), 4.06%, dated 11/30/05,
due 12/1/05 (Delivery value $21,605,409)                             21,602,973
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED
FOR SECURITIES LENDING
(Cost $26,260,223)                                                   26,260,223
--------------------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES -- 118.8%
(Cost $148,071,884)                                                 170,907,338
--------------------------------------------------------------------------------
OTHER ASSETS AND
LIABILITIES -- (18.8)%                                              (26,990,418)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                         $143,916,920
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

ORD = Foreign Ordinary Share

(1)  Non-income producing.

(2)  Security, or a portion thereof, was on loan as of November 30, 2005.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 5 in Notes to Financial Statements.)

See Notes to Financial Statements.

------
13

Shareholder Fee Examples

(Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2005 to November 30, 2005.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or Institutional
Class shares of the American Century Diversified Bond Fund, in an American
Century account (i.e., not a financial intermediary or retirement plan account),
American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all
PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell
Education Savings Accounts and IRAs (including traditional, Roth, Rollover,
SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century
Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online.
If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                  (continued)

------
14

Shareholder Fee Examples (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      EXPENSES PAID
                       BEGINNING        ENDING       DURING PERIOD*   ANNUALIZED
                      ACCOUNT VALUE  ACCOUNT VALUE      6/1/05 -       EXPENSE
                         6/1/05        11/30/05         11/30/05        RATIO*
--------------------------------------------------------------------------------
LIFE SCIENCES SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class           $1,000       $1,047.20           $7.70         1.50%
--------------------------------------------------------------------------------
Institutional Class      $1,000       $1,046.70           $6.67         1.30%
--------------------------------------------------------------------------------
Advisor Class            $1,000       $1,045.80           $8.97         1.75%
--------------------------------------------------------------------------------
C Class                  $1,000       $1,040.70          $12.79         2.50%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class           $1,000       $1,017.55           $7.59         1.50%
--------------------------------------------------------------------------------
Institutional Class      $1,000       $1,018.55           $6.58         1.30%
--------------------------------------------------------------------------------
Advisor Class            $1,000       $1,016.29           $8.85         1.75%
--------------------------------------------------------------------------------
C Class                  $1,000       $1,012.53          $12.61         2.50%
--------------------------------------------------------------------------------
TECHNOLOGY SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Investor Class           $1,000       $1,156.90           $8.16         1.51%
--------------------------------------------------------------------------------
Institutional Class      $1,000       $1,157.50           $7.09         1.31%
--------------------------------------------------------------------------------
Advisor Class            $1,000       $1,155.00           $9.51         1.76%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Investor Class           $1,000       $1,017.50           $7.64         1.51%
--------------------------------------------------------------------------------
Institutional Class      $1,000       $1,018.50           $6.63         1.31%
--------------------------------------------------------------------------------
Advisor Class            $1,000       $1,016.24           $8.90         1.76%
--------------------------------------------------------------------------------

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
15

Statement of Assets and Liabilities

NOVEMBER 30, 2005
--------------------------------------------------------------------------------
                                                   LIFE SCIENCES    TECHNOLOGY
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value
(cost of $143,348,591 and $121,811,661,
respectively) -- including $19,720,156
and $26,099,192 of securities on loan,
respectively                                       $161,052,493    $144,647,115
--------------------------------------------
Investments made with cash collateral
received for securities on loan,
at value (cost of $19,860,495 and
$26,260,223, respectively)                           19,860,495      26,260,223
--------------------------------------------------------------------------------
Total investment securities,
at value (cost of $163,209,086 and
$148,071,884, respectively)                         180,912,988      170,907,33
--------------------------------------------
Cash                                                     35,318           1,502
--------------------------------------------
Foreign currency holdings, at value
(cost of $- and $32, respectively)                           --              32
--------------------------------------------
Receivable for investments sold                              --       5,584,318
--------------------------------------------
Receivable for capital shares sold                        4,146           1,327
--------------------------------------------
Dividends and interest receivable                       124,949          29,364
--------------------------------------------------------------------------------
                                                    181,077,401     176,523,881
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for collateral received
for securities on loan                               19,860,495      26,260,223
--------------------------------------------
Payable for investments purchased                       958,293       6,174,937
--------------------------------------------
Payable for forward foreign
currency exchange contracts                               3,693              --
--------------------------------------------
Accrued management fees                                 197,490         171,759
--------------------------------------------
Distribution fees payable                                    65              21
--------------------------------------------
Service fees payable                                         44              21
--------------------------------------------------------------------------------
                                                     21,020,080      32,606,961
--------------------------------------------------------------------------------
Net Assets                                         $160,057,321    $143,916,920
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)            $164,162,257    $356,164,367
--------------------------------------------
Accumulated net investment loss                           3,695          (9,649)
--------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                   (21,807,353)   (235,071,863)
--------------------------------------------
Net unrealized appreciation on investments
and translation of assets and liabilities
in foreign currencies                                17,698,722      22,834,065
--------------------------------------------------------------------------------
                                                   $160,057,321    $143,916,920
================================================================================
INVESTOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                         $155,834,677    $137,709,569
--------------------------------------------
Shares outstanding                                   29,303,659       7,023,548
--------------------------------------------
Net asset value per share                                 $5.32          $19.61
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                           $3,953,474      $6,098,607
--------------------------------------------
Shares outstanding                                      735,047         307,325
--------------------------------------------
Net asset value per share                                 $5.38          $19.84
--------------------------------------------------------------------------------
ADVISOR CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                             $167,601        $108,744
--------------------------------------------
Shares outstanding                                       31,939           5,634
--------------------------------------------
Net asset value per share                                 $5.25          $19.30
--------------------------------------------------------------------------------
C CLASS, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                             $101,569              --
--------------------------------------------
Shares outstanding                                       19,879              --
--------------------------------------------
Net asset value per share                                 $5.11              --
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
16

Statement of Operations

YEAR ENDED NOVEMBER 30, 2005
--------------------------------------------------------------------------------
                                                     LIFE SCIENCES    TECHNOLOGY
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
-------------------------------------------------
Dividends (net of foreign taxes withheld
of $20,116 and $18,645, respectively)                 $   873,071    $  396,233
-------------------------------------------------
Interest                                                  194,548        79,245
-------------------------------------------------
Securities lending                                         41,907       164,002
--------------------------------------------------------------------------------
                                                        1,109,526       639,480
--------------------------------------------------------------------------------

EXPENSES:
-------------------------------------------------
Management fees                                         2,396,835     2,136,224
-------------------------------------------------
Distribution fees:
-------------------------------------------------
  Advisor Class                                               362           189
-------------------------------------------------
  C Class                                                     280            --
-------------------------------------------------
Service fees:
-------------------------------------------------
  Advisor Class                                               362           189
-------------------------------------------------
  C Class                                                     93            --
-------------------------------------------------
Directors' fees and expenses                                2,442         2,211
-------------------------------------------------
Other expenses                                              1,255         6,784
--------------------------------------------------------------------------------
                                                        2,401,629     2,145,597
--------------------------------------------------------------------------------
Net investment income (loss)                           (1,292,103)   (1,506,117)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
-------------------------------------------------
Investment transactions                                19,526,103    15,226,621
-------------------------------------------------
Foreign currency transactions                             132,430       394,387
--------------------------------------------------------------------------------
                                                       19,658,533    15,621,008
--------------------------------------------------------------------------------
CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION) ON:
-------------------------------------------------
Investments                                             1,573,327    (5,240,005)
-------------------------------------------------
Translation of assets and
liabilities in foreign currencies                          (2,266)       (1,389)
--------------------------------------------------------------------------------
                                                        1,571,061    (5,241,394)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                21,229,594    10,379,614
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN
NET ASSETS RESULTING FROM OPERATIONS                  $19,937,491    $8,873,497
================================================================================

See Notes to Financial Statements.

------
17

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2005 AND NOVEMBER 30, 2004
-------------------------------------------------------------------------------------------------------------
                                                      LIFE SCIENCES                     TECHNOLOGY
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS               2005              2004            2005             2004

OPERATIONS

Net investment income (loss)                $ (1,292,103)    $ (1,417,072)    $ (1,506,117)    $ (2,462,822)
-----------------------------------------
Net realized gain (loss)                      19,658,533       21,887,794       15,621,008       10,958,405
-----------------------------------------
Change in net unrealized
appreciation (depreciation)                    1,571,061       (8,848,736)      (5,241,394)     (26,806,754)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations              19,937,491       11,621,986        8,873,497      (18,311,171)
-------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions              (19,052,124)     (16,712,454)     (39,826,142)     (19,912,500)
-------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS            885,367       (5,090,468)     (30,952,645)     (38,223,671)
-------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------
Beginning of period                          159,171,954      164,262,422      174,869,565      213,093,236
-------------------------------------------------------------------------------------------------------------
End of period                               $160,057,321     $159,171,954     $143,916,920     $174,869,565
=============================================================================================================

Accumulated net investment loss                   $3,695        $(243,196)         $(9,649)              --
=============================================================================================================

See Notes to Financial Statements.

------
18

Notes to Financial Statements

NOVEMBER 30, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Life Sciences Fund (Life Sciences) and
Technology Fund (Technology) (collectively, the funds) are two funds in a series issued by the corporation. The funds are nondiversified under the 1940 Act. The funds' investment objectives are to seek capital growth. Life Sciences and
Technology pursue their objectives by investing primarily in stocks of growing companies in the life sciences and in the technology and
telecommunications-related sectors, respectively. Life Sciences invests at least
80% of its assets in companies that engage in the business of providing products and services that help promote health and wellness. Technology invests at least
80% of its assets in companies primarily engaged in offering, using or developing products, processes or services that provide or will benefit significantly from technological advancements or improvements. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Life Sciences is authorized to issue the Investor Class, the
Institutional Class, the Advisor Class and the C Class. Technology is authorized to issue the Investor Class, the Institutional Class and the Advisor Class. The
C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the funds to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income.
The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

EXCHANGE TRADED FUNDS -- The funds may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees, which increase their cost.

                                                                    (continued)

------
19

Notes to Financial Statements

NOVEMBER 30, 2005

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

                                                                     (continued)

------
20

Notes to Financial Statements

NOVEMBER 30, 2005

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES - The corporation has entered into a Management Agreement with
ACIM for Technology and ACGIM for Life Sciences (the investment advisor, respectively), under which the investment advisor provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the
1940 Act (including counsel fees) and extraordinary expenses, will be paid by the investment advisor. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy.

The annual management fee schedule for each class of the funds, as applicable is as follows:

-----------------------------------------------------------------------------
                      INVESTOR & C       INSTITUTIONAL         ADVISOR
-----------------------------------------------------------------------------
STRATEGY ASSETS
-----------------------------------------------------------------------------
First $250 million       1.50%               1.30%              1.25%
-----------------------------------------------------------------------------
Next $250 million        1.40%               1.20%              1.15%
-----------------------------------------------------------------------------
Next $250 million        1.30%               1.10%              1.05%
-----------------------------------------------------------------------------
Over $750 millon         1.20%               1.00%              0.95%
-----------------------------------------------------------------------------

The effective annual management fee for each class of the funds for the year ended November 30, 2005 was 1.50%, 1.30%, 1.25% and 1.50% for the Investor
Class, Institutional Class, Advisor Class and C Class, respectively, as applicable.

ACGIM has entered into a Subadvisory Agreement with ACIM (the investment subadvisor) on behalf of Life Sciences. The subadvisor makes investment decisions for the cash portion of Life Sciences in accordance with Life
Sciences' investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of Life Sciences.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) the following annual distribution and service fees:
--------------------------------------------------------------------------------
                                         ADVISOR                       C
--------------------------------------------------------------------------------
Distribution Fee                          0.25%                      0.75%
--------------------------------------------------------------------------------
Service Fee                               0.25%                      0.25%
--------------------------------------------------------------------------------

The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans during the year ended November 30, 2005, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM or ACGIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The funds have a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in
ACC.

                                                                      (continued

------
21

Notes to Financial Statements

NOVEMBER 30, 2005

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
November 30, 2005, were as follows:

--------------------------------------------------------------------------------
                                                     LIFE SCIENCES   TECHNOLOGY
--------------------------------------------------------------------------------
Purchases                                            $249,105,513   $544,711,38
--------------------------------------------------------------------------------
Proceeds from sales                                  $271,376,318   $584,353,64
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

----------------------------------------------------------------------------------------------------------
                                          LIFE SCIENCES                           TECHNOLOGY
----------------------------------------------------------------------------------------------------------
                                     SHARES             AMOUNT             SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
INVESTOR CLASS
----------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                 200,000,000                            100,000,000
==========================================================================================================
Sold                                4,196,619       $ 21,419,017           1,411,513        $ 24,884,730
------------------------------
Redeemed                           (8,025,134)       (40,548,888)         (3,563,309)        (62,608,154)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)            (3,828,515)      $(19,129,871)         (2,151,796)       $(37,723,424)
==========================================================================================================
YEAR ENDED NOVEMBER 30, 2004
SHARES AUTHORIZED                 200,000,000                            300,000,000
==========================================================================================================
Sold                                4,682,262       $ 21,845,836           3,341,359        $ 63,088,939
------------------------------
Redeemed                           (8,256,607)       (37,835,256)         (4,527,740)        (81,535,533)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)            (3,574,345)      $(15,989,420)         (1,186,381)       $(18,446,594)
==========================================================================================================
INSTITUTIONAL CLASS
------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                   5,000,000                              5,000,000
==========================================================================================================
Sold                                  318,444         $1,631,228              94,495         $ 1,626,558
------------------------------
Redeemed                             (324,251)        (1,671,951)           (211,751)         (3,751,881)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                (5,807)       $   (40,723)           (117,256)        $(2,125,323)
==========================================================================================================
YEAR ENDED NOVEMBER 30, 2004
SHARES AUTHORIZED                   5,000,000                             15,000,000
==========================================================================================================
Sold                                  216,829         $1,021,168             107,175         $ 2,121,461
------------------------------
Redeemed                             (390,095)        (1,817,348)           (198,924)         (3,647,932)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)              (173,266)        $ (796,180)            (91,749)        $(1,526,471)
==========================================================================================================

                                                                                               (continued)

------
22

Notes to Financial Statements

NOVEMBER 30, 2005

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

----------------------------------------------------------------------------------------------------------
                                          LIFE SCIENCES                           TECHNOLOGY
----------------------------------------------------------------------------------------------------------
                                     SHARES             AMOUNT             SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                   5,000,000                              5,000,000
==========================================================================================================
Sold                                   29,699           $152,255               2,153             $37,808
------------------------------
Redeemed                              (20,737)          (106,285)               (876)            (15,203)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                 8,962          $  45,970               1,277             $22,605
==========================================================================================================
YEAR ENDED NOVEMBER 30, 2004
SHARES AUTHORIZED                   5,000,000                              5,000,000
=========================================================================================================
Sold                                   15,648            $73,369               3,757             $66,253
------------------------------
Redeemed                               (3,378)           (14,968)               (333)             (5,688)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                12,270            $58,401               3,424             $60,565
==========================================================================================================
C CLASS
------------------------------
YEAR ENDED NOVEMBER 30, 2005
SHARES AUTHORIZED                   5,000,000                                    N/A
==========================================================================================================
Sold                                   14,845            $75,016
------------------------------
Redeemed                                 (527)            (2,516)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                14,318            $72,500
==========================================================================================================
YEAR ENDED NOVEMBER 30, 2004
SHARES AUTHORIZED                  10,000,000                                    N/A
==========================================================================================================
Sold                                    4,908            $22,515
------------------------------
Redeemed                               (1,714)            (7,770)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                 3,194            $14,745
==========================================================================================================

5. SECURITIES LENDING

As of November 30, 2005, securities in Life Sciences and Technology valued at
$19,720,156 and $26,099,192, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM or ACGIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments.
Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $19,860,495 and
$26,260,223, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a
$575,000,000 unsecured bank line of credit agreement with JPMCB, which was renewed to $500,000,000 effective December 14, 2005. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended November 30, 2005.

                                                                   (continued)

------
23

Notes to Financial Statements

NOVEMBER 30, 2005

7. RISK FACTORS

The funds concentrate their investments in a narrow segment of the total market.
Because of this, the funds may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.

8. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the funds during the years ended November 30, 2005 and
November 30, 2004.

As of November 30, 2005, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                  LIFE SCIENCES    TECHNOLOGY
--------------------------------------------------------------------------------
Federal tax cost of investments                    $163,285,625    $148,180,526
================================================================================
Gross tax appreciation of investments               $20,402,836     $23,090,417
-----------------------------------------
Gross tax depreciation of investments                (2,775,473)       (363,605)
--------------------------------------------------------------------------------
Net tax appreciation
(depreciation) of investments                       $17,627,363     $22,726,812
================================================================================
Net tax appreciation (depreciation)
on derivatives and translation of assets
and liabilities in foreign currencies                   $(1,486)        $(1,389)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)                 $17,625,877     $22,725,423
================================================================================
Undistributed ordinary income                                --              --
-----------------------------------------
Accumulated capital losses                         $(21,395,404)  $(234,963,221)
-----------------------------------------
Capital loss deferral                                 $(335,409)             --
-----------------------------------------
Currency loss deferral                                       --         $(9,649)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts, and return of capital dividends recieved.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

                             2009                  2010
-------------------------------------------------------------
Life Sciences                 --               $21,395,404
-------------------------------------------------------------
Technology               $182,228,391          $52,734,830
-------------------------------------------------------------

The capital and currency loss deferrals represent net foreign currency losses incurred in the one-month period ended November 30, 2005. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

------
24

Life Sciences - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
--------------------------------------------------------------------------------
                                             INVESTOR CLASS
--------------------------------------------------------------------------------
                             2005       2004       2003      2002       2001
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset
Value, Beginning
of Period                   $4.69      $4.36      $3.54     $4.87       $5.28
--------------------------------------------------------------------------------
Income From
Investment Operations
------------------------
  Net Investment
  Income (Loss)(1)          (0.04)     (0.04)     (0.03)    (0.04)      (0.03)
------------------------
  Net Realized
  and Unrealized
  Gain (Loss)                0.67       0.37       0.85     (1.29)      (0.25)
--------------------------------------------------------------------------------
  Total From
  Investment
  Operations                 0.63       0.33       0.82     (1.33)      (0.28)
--------------------------------------------------------------------------------
Distributions
------------------------
  From Net
  Realized Gains               --         --         --        --       (0.13)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period               $5.32      $4.69      $4.36     $3.54       $4.87
================================================================================
  TOTAL RETURN(2)           13.43%      7.57%     23.16%   (27.31)%     (5.35)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                   1.50%      1.50%      1.50%      1.50%       1.50%
------------------------
Ratio of Net Investment
Income (Loss) to
Average Net Assets         (0.81)%    (0.85)%    (0.89)%    (0.88)%     (0.61)%
------------------------
Portfolio Turnover Rate       162%       215%       138%       272%        206%
------------------------
Net Assets,
End of Period
(in thousands)            $155,835   $155,530   $160,187   $146,324    $227,341
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
25

Life Sciences - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
--------------------------------------------------------------------------------
                                            INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                             2005       2004       2003       2002       2001
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period         $4.74      $4.40      $3.56      $4.89       $5.28
--------------------------------------------------------------------------------
Income From
Investment Operations
---------------------------
  Net Investment
  Income (Loss)(1)          (0.03)     (0.03)     (0.03)     (0.03)      (0.02)
---------------------------
  Net Realized
  and Unrealized
  Gain (Loss)                0.67       0.37       0.87      (1.30)      (0.24)
--------------------------------------------------------------------------------
  Total From
  Investment
  Operations                 0.64       0.34       0.84      (1.33)      (0.26)
--------------------------------------------------------------------------------
Distributions
---------------------------
  From Net
  Realized Gains               --         --         --         --       (0.13)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period               $5.38      $4.74      $4.40      $3.56       $4.89
================================================================================
  TOTAL RETURN(2)           13.50%      7.73%     23.60%    (27.20)%     (4.97)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of  Operating
Expenses  to Average
Net Assets                   1.30%      1.30%      1.30%       1.30%       1.30%
---------------------------
Ratio of Net
Investment
Income (Loss)
to Average
Net Assets                 (0.61)%    (0.65)%    (0.69)%     (0.68)%     (0.41)%
---------------------------
Portfolio
Turnover Rate                 162%       215%       138%        272%        206%
---------------------------
Net Assets,
End of Period
(in thousands)              $3,953     $3,510     $4,019      $3,365      $4,348
--------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
26

Life Sciences - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
------------------------------------------------------------------------------
                                            ADVISOR CLASS
------------------------------------------------------------------------------
                            2005       2004      2003       2002        2001
------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period        $4.64      $4.33     $3.51      $4.86       $5.28
------------------------------------------------------------------------------
Income From
Investment
Operations
----------------------
  Net Investment
  Income (Loss)(1)         (0.05)     (0.05)    (0.04)     (0.05)      (0.04)
----------------------
  Net Realized
  and Unrealized
  Gain (Loss)               0.66       0.36      0.86      (1.30)      (0.25)
------------------------------------------------------------------------------
  Total From
  Investment
  Operations                0.61       0.31      0.82      (1.35)      (0.29)
------------------------------------------------------------------------------
Distributions
----------------------
  From Net
  Realized Gains              --         --        --         --       (0.13)
------------------------------------------------------------------------------
Net Asset Value,
End of Period              $5.25      $4.64     $4.33      $3.51       $4.86
==============================================================================
  TOTAL RETURN(2)          13.15%      7.16%    23.36%    (27.78)%     (5.55)%
------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                  1.75%      1.75%     1.75%       1.75%       1.75%
----------------------
Ratio of Net
Investment
Income (Loss)
to Average
Net Assets                (1.06)%    (1.10)%   (1.14)%     (1.13)%     (0.86)%
----------------------
Portfolio
Turnover Rate                162%       215%      138%        272%        206%
----------------------
Net Assets,
End of Period
(in thousands)               $168       $107       $46         $25         $13
------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
27

Life Sciences - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30 (EXCEPT AS NOTED
--------------------------------------------------------------------------------
                                                C CLASS
--------------------------------------------------------------------------------
                             2005      2004      2003       2002       2001(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period         $4.56     $4.28     $3.49      $4.87        $4.87
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(2)          (0.09)    (0.08)    (0.07)     (0.08)          --(3)
-------------------------
  Net Realized
  and Unrealized
  Gain (Loss)                0.64      0.36      0.86      (1.30)          --(3)
--------------------------------------------------------------------------------
  Total From
  Investment
  Operations                 0.55      0.28      0.79      (1.38)          --(3)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period               $5.11     $4.56     $4.28      $3.49        $4.87
================================================================================
  TOTAL RETURN(4)           12.06%     6.54%    22.64%    (28.34)%       0.00%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of
Operating
Expenses to
Average Net Assets           2.50%     2.50%     2.50%       2.50%    2.50%(5)
-------------------------
Ratio of Net
Investment Income
(Loss) to
Average Net Assets         (1.81)%   (1.85)%   (1.89)%     (1.88)%  (1.46)%(5)
-------------------------
Portfolio
Turnover Rate                 162%      215%      138%        272%     206%(6)
-------------------------
Net Assets,
End of Period
(in thousands)                $102       $25       $10          $6          $3
--------------------------------------------------------------------------------

(1) November 29, 2001 (commencement of sale) through November 30, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
    Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended November 30, 2001.

See Notes to Financial Statements.

------
28

Technology - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
--------------------------------------------------------------------------------
                                           INVESTOR CLASS
--------------------------------------------------------------------------------
                           2005       2004       2003(1)    2002(1)     2001(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period       $18.20     $19.58      $14.40     $20.90      $31.90
--------------------------------------------------------------------------------
Income From
Investment Operations
------------------------
  Net Investment
  Income (Loss)(2)         (0.19)     (0.24)      (0.19)     (0.20)      (0.20)
------------------------
  Net Realized
  and Unrealized
  Gain (Loss)               1.60      (1.14)       5.37      (6.30)     (10.80)
--------------------------------------------------------------------------------
  Total From
  Investment
  Operations                1.41      (1.38)       5.18      (6.50)     (11.00)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period             $19.61     $18.20      $19.58     $14.40      $20.90
================================================================================
  TOTAL RETURN(3)           7.75%     (7.05)%     35.97%    (31.10)%    (34.48)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of
Operating
Expenses to
Average Net Assets          1.51%       1.50%      1.50%       1.50%       1.50%
------------------------
Ratio of Net
Investment
Income (Loss)
to Average
Net Assets                (1.06)%     (1.30)%    (1.25)%     (1.20)%     (0.79)%
------------------------
Portfolio
Turnover Rate                388%        279%       218%        251%        356%
------------------------
Net Assets,
End of Period
(in thousands)           $137,710    $166,986   $202,884    $127,767    $173,877
--------------------------------------------------------------------------------

(1) Per-share data has been restated, as applicable, to reflect a 1-for-10 reverse share split that occurred on the close of business on May 16, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
29

Technology - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
-------------------------------------------------------------------------------
                                          INSTITUTIONAL CLASS
-------------------------------------------------------------------------------
                            2005       2004       2003(1)    2002(1)    2001(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period        $18.38     $19.74      $14.50     $21.00     $31.90
--------------------------------------------------------------------------------
Income From
Investment Operations
------------------------
  Net Investment
  Income (Loss)(2)          (0.15)     (0.20)      (0.16)     (0.20)     (0.20)
------------------------
  Net Realized
  and Unrealized
  Gain (Loss)                1.61      (1.16)       5.40      (6.30)    (10.70)
--------------------------------------------------------------------------------
  Total From
  Investment
  Operations                 1.46      (1.36)       5.24      (6.50)    (10.90)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period              $19.84     $18.38      $19.74     $14.50     $21.00
================================================================================
  TOTAL RETURN(3)            7.94%     (6.89)%     36.14%    (30.95)%   (34.17)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of
Operating
Expenses to
Average Net Assets           1.31%       1.30%      1.30%       1.30%      1.30%
------------------------
Ratio of Net
Investment
Income (Loss) to
Average Net Assets         (0.86)%     (1.10)%    (1.05)%     (1.00)%    (0.59)%
------------------------
Portfolio
Turnover Rate                 388%        279%       218%        251%       356%
------------------------
Net Assets,
End of Period
(in thousands)              $6,099      $7,805    $10,191      $8,444     $9,198
--------------------------------------------------------------------------------

(1) Per-share data has been restated, as applicable, to reflect a 1-for-10 reverse share split that occurred on the close of business on May 16, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
30

Technology - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED NOVEMBER 30
-------------------------------------------------------------------------------
                                               ADVISOR CLASS
-------------------------------------------------------------------------------
                             2005       2004      2003(1)    2002(1)    2001(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period         $17.96     $19.37     $14.30     $20.80     $31.90
--------------------------------------------------------------------------------
Income From
Investment Operations
-----------------------
  Net Investment
  Income (Loss)(2)           (0.24)     (0.27)     (0.20)     (0.20)     (0.20)
-----------------------
  Net Realized
  and Unrealized
  Gain (Loss)                 1.58      (1.14)      5.27      (6.30)    (10.90)
--------------------------------------------------------------------------------
  Total From
  Investment
  Operations                  1.34      (1.41)      5.07      (6.50)    (11.10)
--------------------------------------------------------------------------------
Net Asset Value,
End of Period               $19.30     $17.96     $19.37     $14.30     $20.80
================================================================================
  TOTAL RETURN(3)             7.46%     (7.28)%    35.45%    (31.25)%   (34.80)%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of
Operating
Expenses to
Average Net Assets            1.76%       1.75%     1.75%       1.75%      1.75%
-----------------------
Ratio of Net
Investment
Income (Loss)
to Average
Net Assets                  (1.31)%     (1.55)%   (1.50)%     (1.45)%    (1.04)%
-----------------------
Portfolio
Turnover Rate                  388%        279%      218%        251%       356%
-----------------------
Net Assets,
End of Period
(in thousands)                 $109         $78       $18         $54         $1
--------------------------------------------------------------------------------

(1) Per-share data has been restated, as applicable, to reflect a 1-for-10 reverse share split that occurred on the close of business on May 16, 2003.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
31

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Life Sciences Fund and Technology Fund
(collectively the "Funds"), two of the mutual funds comprising American Century
World Mutual Funds, Inc., as of November 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Life
Sciences Fund and Technology Fund, as of November 30, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years for the period then ended and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 13, 2006

------
32

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American Century Global Investment Management, Inc. (ACGIM) or American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services, LLC (ACS LLC).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including
ACGIM, ACIM, ACIS, and ACS LLC. The directors serve in this capacity for six registered investment companies in the American Century family of funds.

All persons named as officers of the funds also serve in a similar capacity for the other 13 investment companies advised by ACIM or ACGIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The information below is provided as of December 15, 2005.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1940

POSITION(S) HELD WITH FUND: Director

FIRST YEAR OF SERVICE: 1980

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Formerly Chief Executive
Officer/Treasurer, Associated Bearings Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1945

POSITION(S) HELD WITH FUND: Director

FIRST YEAR OF SERVICE: 1997

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
D.D. (DEL) HOCK, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1935

POSITION(S) HELD WITH FUND: Director

FIRST YEAR OF SERVICE: 1996

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Allied Motion Technologies, Inc
--------------------------------------------------------------------------------

                                                                     (continued)

------
33

Management

--------------------------------------------------------------------------------
DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1937

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

FIRST YEAR OF SERVICE: 1995

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Western Investments,
Inc.; Retired Chairman of the Board, Butler Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1943

POSITION(S) HELD WITH FUND: Director

FIRST YEAR OF SERVICE: 2000

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer
and Founder, Sayers40, Inc., a technology products and service provider

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Triad Hospitals, Inc.
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1945

POSITION(S) HELD WITH FUND: Director

FIRST YEAR OF SERVICE: 1994

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1961

POSITION(S) HELD WITH FUND: Director

FIRST YEAR OF SERVICE: 2001

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company (1992 to December 2005)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR.(1), 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1924

POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman

FIRST YEAR OF SERVICE: 1958

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Director and Controlling
Shareholder, ACC; Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS LLC and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III(1), 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1959

POSITION(S) HELD WITH FUND: Director, Co-Vice Chairman

FIRST YEAR OF SERVICE: 1990

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, ACC (January 2005 to
present); Co-Chairman, ACC (September 2000 to December 2004); Chairman, ACS LLC
and other ACC subsidiaries; Director, ACC, ACIM, ACGIM, ACIS, ACS LLC and other
ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 54

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
34

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1955

POSITION(S) HELD WITH FUND: President

FIRST YEAR OF SERVICE: 2000

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC
(September 2000 to present); President, ACC (June 1997 to present); Also serves as: Chief Executive Officer and President, ACIS, ACGIM, ACIM and other ACC subsidiaries; Executive Vice President, ACS LLC; Director, ACC, ACIS, ACIM,
ACGIM, ACS LLC and other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1946

POSITION(S) HELD WITH FUND: Executive Vice President

FIRST YEAR OF SERVICE: 1995

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); Executive Vice President, ACC (May 1995 to present); Also serves as:
Chief Executive Officer, Chief Financial Officer and President, ACS LLC; Chief
Financial Officer and Executive Vice President, ACGIM, ACIM, ACIS and other ACC subsidiaries; Treasurer, ACGIM, ACIM and other ACC subsidiaries; Director, ACC and other subsidiaries
--------------------------------------------------------------------------------
JONATHAN THOMAS, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1963

POSITION(S) HELD WITH FUND: Executive Vice President

FIRST YEAR OF SERVICE: 2005

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Executive Vice President, ACC
(November 2005 to present); Managing Director, Morgan Stanley (March 2000 to
November 2005)
--------------------------------------------------------------------------------
MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1956

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Financial Officer

FIRST YEAR OF SERVICE: 2000

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Assistant Treasurer, ACC (January
1995 to present); Also serves as: Senior Vice President, ACS LLC; Assistant
Treasurer, ACGIM, ACIM, ACIS, ACS LLC and other ACC subsidiaries
--------------------------------------------------------------------------------
DAVID C. TUCKER, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1958

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

FIRST YEAR OF SERVICE: 2000

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (February 2001
to present); General Counsel, ACC (June 1998 to present); Also serves as: Senior
Vice President and General Counsel, ACGIM, ACIM, ACIS, ACS LLC and other ACC subsidiaries
--------------------------------------------------------------------------------
CHARLES C.S. PARK, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1967

POSITION(S) HELD WITH FUND: Vice President and Chief Compliance Officer

FIRST YEAR OF SERVICE: 2000

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACS LLC,
ACIM and ACGIM (March 2005 to present); Vice President, ACS LLC (February 2000 to present); Assistant General Counsel, ACS LLC (January 1998 to March 2005)
--------------------------------------------------------------------------------
ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1966

POSITION(S) HELD WITH FUND: Controller

FIRST YEAR OF SERVICE: 1997

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS LLC (February
2000 to present); Controller-Fund Accounting, ACS LLC (June 1997 to present)
--------------------------------------------------------------------------------
JON ZINDEL, 4500 Main Street, Kansas City, MO 64111

YEAR OF BIRTH: 1967

POSITION(S) HELD WITH FUND: Tax Officer

FIRST YEAR OF SERVICE: 1997

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (October 2001
to present); Vice President, Corporate Tax, ACS LLC (April 1998 to present);
Also serves as: Vice President, ACGIM, ACIM, ACIS and other ACC subsidiaries
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

------
35

Approval of Management Agreements for Life Sciences and Technology

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors (the "Directors") each year. At
American Century, this process -- referred to as the "15(c) Process" -- involves at least two board meetings spanning a 30 to 60 day period each year. In addition to this annual review, the board of directors and its committees oversee and evaluate at quarterly meetings the nature and quality of significant services the advisor performs on behalf of the fund. At these meetings the board reviews fund performance, shareholder services and feedback, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. The board, or committees of the board, also hold special meetings, as needed.

Under a new Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for its board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year, the Directors requested and received extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "Independent 15(c) Providers") concerning Life Sciences and Technology
(collectively, the "funds") and the services provided to the funds under the management agreement. The information included, but was not limited to:

*    the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreement;

*    reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

*    data comparing the cost of owning the funds to the cost of owning similar funds;

*    data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

*    financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

*    data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings and two special meetings to review and discuss the information provided by the advisor and the Independent 15(c) Providers and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. In addition, the independent directors met on several occasions in private session to review and discuss the information provided and evaluate the advisor's performance as manager of the funds.

                                                                    (continued)

------
36

Approval of Management Agreements for Life Sciences and Technology

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
Independent 15(c) Providers, and its independent counsel and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including, but not limited to:

*    fund construction and design

*    portfolio security selection

*    initial capitalization/funding

*    securities trading

*    custody of fund assets

*    daily valuation of the funds' portfolios

*    shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

*    legal services

*    regulatory and portfolio compliance

*    financial reporting

*    marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objective and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and a peer group of funds managed similarly to the funds. If performance concerns are identified, the Directors discuss with the advisor and its portfolio managers the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Annually, the Directors review detailed performance information, as provided by the Independent

                                                                  (continued)

------
37

Approval of Management Agreements for Life Sciences and Technology

15(c) Providers, comparing the funds' performance with that of similar funds not managed by the advisor. Life Science's performance was above the median of its peer group for the one year period and below the median of its peer group for the three year period during part of the past year. Technology's performance was below the median of its peer group for the one year period and above the median of its peer group for the three year period during part of the past year. The
Directors discussed the funds' performance with the advisor and were satisfied with the efforts being undertaken by the advisor. The Directors will continue to monitor those efforts and the performance of the funds.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at its regular quarterly meetings, including the annual meeting concerning contract review.
These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally considered the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure with precision, particularly on a fund-by-fund basis. This analysis is further complicated by the fact that the advisor is required to make a continuing reinvestment in the business to provide additional content and services for fund shareholders. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of

                                                                    (continued)

------
38

Approval of Management Agreements for Life Sciences and Technology

its management of the funds specifically, the expenses incurred by the advisor in providing various services to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing any economies of scale through a competitive fee structure, through breakpoints that reduce fees as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds'
independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other fund groups are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other fund groups may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the increased costs of operating the funds and the risk of administrative inefficiencies. Part of the
Directors' analysis of fee levels involves comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to Life Sciences' shareholders was above the median of the total expense ratio of its peer group. The unified fee charged to Technology's shareholders was below the median of the total expense ratio of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that

                                                                   (continued)

------
39

Approval of Management Agreements for Life Sciences and Technology

execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and in any event are added to the assets of the funds within the fund complex that use substantially the same investment management team to determine whether each fund has reached breakpoints in its fee schedule.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, assisted by the advice of legal counsel independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, negotiated changes to the breakpoint schedule used to calculate the management fee. These changes were proposed by the Directors based on their review of the competitive changes in the mutual fund marketplace and their review of financial information provided by the advisor. The new schedule, effective July 29, 2005, will accelerate management fee reductions at lower asset levels than under the existing structure. Following these negotiations with the advisor, the independent directors concluded that the investment management agreements between the funds and the advisor, amended as described above, are fair and reasonable in light of the services provided and should be renewed.

------

40

Share Class Information

Four classes of shares are authorized for sale by Life Sciences: Investor Class,
Institutional Class, Advisor Class and C Class. Three classes of shares are authorized for sale by Technology: Investor Class, Institutional Class and
Advisor Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of Advisor and C
Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of
Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors.
Advisor Class shares are subject to a 0.50% annual Rule 12b-1 service and distribution fee. The total expense ratio of Advisor Class shares is 0.25%
higher than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 service and distribution fee of 1.00%.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

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41

Additional Information

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc. and American Century Global
Investment Management, Inc., the funds' investment advisors, are responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's Web site at
americancentury.com and on the Securities and Exchange Commission's Web site at
sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at
sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their Web site at americancentury.com and, upon request, by calling
1-800-345-2021.

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42

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The AMEX BIOTECHNOLOGY INDEX is designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. The
Index is equal-dollar weighted, designed to ensure that each of its component securities is represented in approximate equal dollar value.

The MORGAN STANLEY HEALTHCARE PAYOR INDEX is an equal dollar-weighted index designed to measure the performance of companies involved in the business of managing the health care dollar, including HMOs (health maintenance organizations) and PBMs (pharmaceutical benefit managers).

The MORGAN STANLEY HEALTHCARE PROVIDERS INDEX is an equal dollar-weighted index designed to measure the performance of companies involved in the business of hospital management and medical/nursing services.

The S&P Composite 1500 Index combines the S&P 500, MidCap 400 and SmallCap 600 indices. The S&P COMPOSITE 1500 HEALTH CARE INDEX represents those S&P Composite
1500 companies in two main industry groups: Health care equipment and supplies companies or companies that provide health care related services, and companies that provide research, development, production and marketing of pharmaceuticals and biotechnology products. The S&P COMPOSITE 1500 TECHNOLOGY INDEX represents those S&P Composite 1500 companies in two main industry groups: Technology software and services companies, and technology hardware and equipment companies.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The S&P MIDCAP 400 INDEX, a capitalization-weighted index consisting of 400 domestic stocks, measures the performance of the mid-size company segment of the
U.S. market.

The S&P SMALLCAP 600 INDEX, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

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43

Notes

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44

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri
American Century Global Investment Management, Inc.
New York, New York

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

American Century Investment Services, Inc., Distributor
(c)2006 American Century Proprietary Holdings, Inc. All rights reserved.

0601
SH-ANN-47308N

ITEM 2.   CODE OF ETHICS.

a.        The  registrant  has  adopted a Code of Ethics  for  Senior  Financial
          Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

b.        No response required.

c.        None.

d.        None.

e.        Not applicable.

f.        The  registrant's  Code of Ethics for Senior  Financial  Officers  was
          filed as  Exhibit  12  (a)(1) to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Annual Certified Shareholder Report on Form N-CSR,
          File No. 811-21591,  on September 29, 2005, and is incorporated herein by reference.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    D.D.  (Del)  Hock,  Donald  H.  Pratt  and  Timothy  Webster  are  the
          registrant's  designated audit committee  financial experts.  They are
          "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)       Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal  accountant for the audit of the registrant's annual  financial  statements  or  services  that are  normally  provided by the accountant in connection  with statutory and  regulatory  filings or engagements for those fiscal years were as follows:

          FY 2004:  $135,491
          FY 2005:  $152,470

(b)       Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal  accountant that are reasonably related to the performance of the audit of the  registrant's  financial  statements and are not reported under paragraph (a) of this Item were as follows:

          For services rendered to the registrant:

          FY 2004:  $0
          FY 2005:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2004:  $0
          FY 2005:  $0

(c)       Tax Fees.

The aggregate fees billed in each of the last two fiscal years for  professional services  rendered by the principal  accountant for tax compliance,  tax advice, and tax planning were as follows:

          For services rendered to the registrant:

          FY 2004:  $22,102
          FY 2005:  $23,535

          These services  included  review of federal and state income tax forms and federal excise tax forms.

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2004:  $0
          FY 2005:  $0

(d)       All Other Fees.

The aggregate  fees billed in each of the last two fiscal years for products and services provided by the principal accountant,  other than the services reported in paragraphs (a) through (c) of this Item were as follows:

          For services rendered to the registrant:

          FY 2004: $0
          FY 2005: $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2004:  $0
          FY 2005:  $0

(e)(1)    In accordance  with paragraph  (c)(7)(i)(A) of Rule 2-01 of Regulation
          S-X,  before the  accountant  is engaged by the  registrant  to render audit  or  non-audit  services,  the  engagement  is  approved  by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule
          2-01  of  Regulation  S-X,  the  registrant's   audit  committee  also
          pre-approves its accountant's  engagements for non-audit services with the  registrant's  investment  adviser,  its parent  company,  and any entity  controlled  by, or under common  control  with the  investment adviser  that  provides  ongoing  services to the  registrant,  if the engagement relates directly to the operations and financial  reporting of the registrant.

(e)(2)    All services  described in each of paragraphs  (b) through (d) of this
          Item were pre-approved before the engagement by the registrant's audit
          committee   pursuant  to  paragraph   (c)(7)(i)(A)  of  Rule  2-01  of
          Regulation S-X.  Consequently,  none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)       The  percentage  of  hours  expended  on  the  principal  accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were  attributed to work  performed by persons other than the principal accountant's  full-time,  permanent employees was less than 50%.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant,  and rendered to the registrant's investment  adviser  (not  including  any  sub-adviser  whose  role is primarily  portfolio  management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common  control with the adviser  that  provides  ongoing services to the  registrant  for each of the last two fiscal  years of the registrant were as follows:

          FY 2004:  $439,207
          FY 2005:  $186,271

(h)       The registrant's  investment  adviser and accountant have notified the registrant's  audit  committee  of all  non-audit  services  that were rendered by the registrant's accountant to the registrant's investment adviser,  its parent company,  and any entity  controlled by, or under common control with the investment  adviser that provides  services to the  registrant,  which services were not required to be  pre-approved pursuant to paragraph  (c)(7)(ii) of Rule 2-01 of Regulation  S-X. The notification  provided to the  registrant's  audit committee  included sufficient  details  regarding such services to allow the registrant's audit  committee  to  consider  the  continuing  independence  of  its principal accountant.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS.

The schedule of  investments  is included as part of the report to  stockholders filed under Item 1 of this Form.

ITEM 7.   DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.   PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)       The registrant's  principal  executive officer and principal financial officer have concluded that the registrant's  disclosure  controls and procedures (as defined in Rule 30a-3(c)  under the Investment  Company
          Act of 1940) are effective based on their evaluation of these controls and  procedures as of a date within 90 days of the filing date of this report.

(b)       There  were no  changes  in the  registrant's  internal  control  over financial  reporting (as defined in Rule 30a-3(d) under the Investment
          Company  Act of 1940) that  occurred  during the  registrant's  second fiscal  quarter  of the  period  covered  by  this  report  that  have materially  affected,  or are reasonably likely to materially  affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)    Registrant's  Code of Ethics for Senior Financial  Officers,  which is the subject of the  disclosure  required by Item 2 of Form N-CSR,  was filed  as  Exhibit  12(a)(1)  to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Certified  Shareholder  Report on Form N-CSR, File
          No. 811-21591, on September 29, 2005.

(a)(2)    Separate   certifications  by  the  registrant's  principal  executive officer and principal  financial  officer,  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company  Act of  1940,  are  filed  and  attached  hereto  as  Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's  chief executive officer and chief financial  officer,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

By:      /s/ William M. Lyons
         ---------------------------------------------
         Name:   William M. Lyons
         Title:  President

Date:    January 27, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/ William M. Lyons
         ---------------------------------------------
         Name:   William M. Lyons
         Title:  President

Date:    January 27, 2006

By:      /s/ Maryanne L. Roepke
         ---------------------------------------------
         Name:   Maryanne L. Roepke
         Title:  Sr. Vice President, Treasurer, and
                 Chief Financial Officer
                 (principal financial officer)

Date:    January 27, 2006